[LOGO OF ABN-AMRO FUNDS APPEARS HERE]







                                                               Annual
                                                               Report

                                                               December 31, 1999

TABLE OF CONTENTS
Letter to Shareholders...............................    1
Manager's Discussion and Analysis....................    3
Report of Ernst & Young LLP,
  Independent Auditors...............................   22
Schedule of Investments..............................   23
Statement of Assets and Liabilities..................   52
Statement of Operations..............................   55
Statement of Changes in Net Assets...................   58
Financial Highlights.................................   64
Notes to Financial Statements........................   80

                           -----------------------------------------------------
                           NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
                           -----------------------------------------------------
                           -----------------------------------------------------
                               ABN AMRO is a registered service mark of ABN
                               AMRO Holding N.V., the ultimate parent of ABN AMRO Asset Management (USA) Inc., the investment advisor to the ABN AMRO Funds. All rights reserved. ABN AMRO Funds are distributed by Provident Distributors, Inc. which is not a bank affiliate
                           -----------------------------------------------------

Letter to Shareholders

Dear Shareholder:

It was a year of unexpected twists and turns as the global economy showed a renewed vigor during 1999, in sharp contrast to the prior year.

The lowering of interest rates by central bankers across the globe in 1998 took effect much more quickly than anticipated setting off widespread increases in interest rates in 1999. These increased interest rates contributed to volatility in the markets during the year, as did rapidly rising oil prices, concerns regarding Year 2000 ("Y2K") and widespread merger activity in Europe following the launch of the Euro.

The resurgence of the global economy in 1999, along with the continued strength in the U.S. economy, was undeniable. Economic growth in Europe, Japan and Asia helped the U.S. economy continue to grow at an above-average pace, with rising incomes, strong job growth and a rising stock market that drove heavy investment in technology and supported strong consumer spending.

The global expansion propelled international equity funds to the head of the pack during 1999. Our flagship ABN AMRO International Equity Fund\\(US)\\, which carries a 4-star Morningstar* rating for the 3- and 5-year periods ended December 31, 1999 in the International Equity category (out of 1,104 and 638 funds, respectively), increased by 41.86% for the Common Shares Class and 41.20% for the Investor Shares Class. This was well ahead of the 26.96% posted by the Morgan Stanley Capital International Europe, Asia and Far East ("MSCI EAFE") Index and ahead of the Lipper International Funds Average Index.

For the year ended December 31, 1999, the ABN AMRO Latin America Equity Fund\\(US)\\ rallied by 72.41%, versus 58.89% for the MSCI Emerging Markets Latin America Free Index and 60.21% for the Lipper Latin America Funds Average Index. The Fund's Common Shares were a Lipper+ top quartile performer in the Latin American category for the 1- and 3-year periods ended December 31, 1999 (out of 57 and 35 funds, respectively). Finally, during the same period, the ABN AMRO Asian Tigers Fund(US) managed a solid 62.26% return for the Common Shares Class and 61.77% for the Investor Shares Class. This performance was competitive with the MSCI Asia Free ex-Japan Index and the Lipper Pacific ex-Japan Funds Average Index, which returned 64.67% and 73.21%, respectively.

The ABN AMRO Growth Fund\\(US)\\ trailed the Standard & Poors 500 ("S&P(R)500") Index and the Lipper Growth Funds Average during the year, 12.82% for the Common Shares Class and 12.26% for the Investor Shares Class versus 21.03% and 38.01% for the benchmarks, respectively. Dragged down by the poor performance of higher quality stocks, where the Fund concentrated its holdings, as well as narrow breadth in the overall market, the Fund's Common Shares continue to carry a 4-star Morningstar* rating for the 5-year period ended December 31, 1999 in the Domestic Equity category (out of 2,180 funds).

Small-cap equities performed better during 1999. For the year ended December 31, 1999, the ABN AMRO Small Cap Fund\\(US)\\ (formerly the Small Cap Growth Fund\\(US))\\ achieved a 15.88% return for the Common Shares Class and 15.95% for the Investor Shares Class, trailing the 19.62% return of the Russell 2000 Index. Larger-cap U.S. equities continued to manage double digit returns. The ABN AMRO Value Fund\\(US)\\ posted a 11.14% return for the Common Shares Class and a 10.67% return for the Investor Shares Class during the year, well ahead of the Lipper Multi-Cap Value Average Index at 7.76%.

The year also saw the expanded distribution of the Funds, with a particular focus on the ABN AMRO International Funds, by the establishment of relationships with the Charles Schwab & Co., Fidelity, TD Waterhouse and DATAlynx national mutual fund supermarkets.

Just as in the markets, it was also a year of change at the Funds' Advisor, ABN AMRO Asset Management (USA) Inc. In April of 1999, Timothy Leach, after serving as President and CEO, resigned from the firm and was replaced by James B. Wynsma as interim President.

In December of 1999, Delaware Management Company and Mellon Equity Associates, LLP began serving as the sub-advisors to the ABN AMRO Small Cap Fund\\(US)\\ and the ABN AMRO Value Fund\\(US)\\, respectively. The Sub-Advisors' services will allow the Advisor to concentrate its resources on global growth.

 On January 1, 2000, I was appointed President and CEO of the Advisor. For the last two years, I have served as Executive Vice President within the Trust and Asset Management division of our affiliate, LaSalle Bank, N.A. ("LaSalle Bank"). Mr. Wynsma continues with the firm as Chairman.

 My appointment marks a new and exciting chapter in the history of the Advisor. These changes have been made with only one goal in mind and that is to improve the investment performance of all of our Funds. We have designed a rigorous and disciplined investment process to take advantage of the strengths of the firm. Going forward, we will continue to build on our investment management strengths under the direction of Paul Becker, Chief Investment Officer of the Advisor.

 We also intend on enhancing the service levels, while continuing to expand and the Funds' distribution network.

 We are also pleased to report that there were no millennium-related issues. The planning and testing preparations for the transition period by the Advisor, Chase Global Investor Services, the custodian and PFPC Inc., the fund accountant and transfer agent, proved to be adequate and provided an improved infrastructure on which to continue operations.

 Although we weathered a number of changes in 1999, we are proud of what we were able to achieve. During the year 2000, we will continue to earn your trust and confidence.

 Sincerely,


 /s/ Randall C. Hampton

 Randall C. Hampton
 President
 ABN AMRO Funds

 Note: Past performance is no guarantee of future results. Investment returns and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost.

*Morningstar proprietary ratings are based on historical risk-adjusted performance and may change monthly. Ratings are calculated using a fund's average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds receive 5-stars; the next 22.5% of funds receive 4-stars; and the next 35% receive 3-stars. All indexes mentioned are unmanaged indexes. An individual cannot invest directly in any index.

+Lipper rankings are based on average annual total returns only, for the periods noted.

                                                               DECEMBER 31, 1999

Manager's Discussion and Analysis

Money Market Funds

The U.S. bond market was under continued pressure for most of 1999. The Federal Reserve Board (the "Fed") raised rates three times during the year, basically erasing the easing they implemented last year addressing the U.S. credit crisis. As we approached December, the market-place started pricing in another increase from the Fed even though it did not occur at the December 21st meeting. It was widely anticipated as an effort by the Fed to assure a calm Y2K. As anticipated by most market participants, there was an additional rate increase of 25 basis points at the last Fed meeting on February 2nd. The market has already reflected that rate rise and continues to price in further moves. Economic data released confirmed that the economy is still growing and there are now new concerns for potential inflation. The market will likely focus upon the indicators concerning the Fed such as the U.S. labor statistics as well as growth in consumer demand. At year-end, there was some significant yield give up in the front end of the yield curve since the Feb was pumping extra liquidity into the banking system to address Y2K concerns, Overnight rates came down by almost 200 basis points. We should see normalcy return to the marketplace in mid-January. Looking forward, we will assess the market's value given the very likely scenario of increased short-term rates.

Treasury Money Market Fund\\(US)\\

The Fund's average maturity range was in the 35 to 58 day range during the fourth quarter as well as for most of the year. As quarter-end approached, the average maturity was around 57 days, reflecting some purchases made by the Fund. The portfolio was mostly laddered; however, purchases were made in December in the one-month area to enhance the portfolio's yield while addressing the maximum average maturity constraint of 60 days. The U.S. Treasury issued more Treasury Bills causing attractive yields from the increased supply, which created an advantageous investment opportunity. The Fund did not benefit from a large exposure to cash equivalents over the quarter-end because of the low overnight rates. However, that exposure was a deliberate attempt to help maintain liquidity over year-end based upon a business decision by the Advisor.

Government Money Market Fund\\(US)\\

The Fund's average maturity range was 36 to 63 days for the fourth quarter.
As quarter-end approached, the average maturity was around the 56-day area. The portfolio was mostly laddered; however, purchases were made in December to some January and February dates to help enhance the portfolio's yield. We took advantage of some high yielding one-month paper while maintaining high liquidity for potential year-end withdrawals. The Fund did not benefit from a large exposure to cash equivalents over the quarter-end because of the low overnight rates. However, that exposure was a deliberate attempt to help maintain liquidity over year-end based upon a business decision by the Advisor.

Money Market Fund\\(US)\\

The Fund's average maturity range was 35 to 64 days for the fourth quarter. As quarter-end approached, the average maturity was in the 35-day area as cash balances increased due to shareholder purchases instead of the usual year-end withdrawals. The Fund's performance benefited by purchases made in the one and two-month sector, which was extremely attractive because of demand for the issuers to avoid year-end as well as anticipated higher short-term yields. We took advantage of some high yielding one-month paper while maintaining high liquidity. The Fund did not benefit from large exposure to cash equivalents over the quarter-end because of the low overnight rates. However, that exposure was a deliberate attempt to help maintain liquidity over year-end based upon a business decision by the Advisor.

Tax-Exempt Money Market Fund\\(US)\\

The fourth quarter proved to be very interesting in the short-term tax-exempt market due to year end liquidity concerns. The supply of short-term tax-exempt paper dried up by the second week of December as managers locked in positions of variable rate demand notes to assure liquidity. During this time period, we shortened the average maturity of the Fund to a range of 30 to 40 days by increasing our positions in floating rate demand paper. This assured us a smooth transition over year-end.

Looking forward, tax-exempt rates appear poised to increase in the first few months of the new year. With the Fund at an average maturity of 34 days, we should be able to take advantage of this rising rate environment by beginning to extend the maturity into the 50 to 60 day range.

Investments in the ABN AMRO Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                                               DECEMBER 31, 1999

Fixed Income Fund\\(US)\\

1999 was a difficult year for intermediate and long-term bonds as the bond market suffered from the worst performance in over 5 years. During the course of the year, the yield on the 30-year U.S. Treasury bond rose from 5.10% to over 6.47%, generating a total return of -14.78%. The sell-off in the Treasury market resulted from the reversal of a flight-to-quality market environment (heavy investing in Treasuries) associated with last year's international credit crisis, and fears of inflation from high growth rates and tight labor markets (the Federal Open Market Committee ("FOMC") raised short-term rates by a total of 75 basis points during 1999). In the credit sectors, 10-year swap spreads averaged 84 basis points, approximately 21 basis points wider than the prior year. Investors were somewhat skittish about fixed income as they weighed the effects of heavy debt issuance and greater interest rate volatility. The market was also impacted by poor secondary liquidity, as only the largest deals in the corporate and agency sectors commanded any significant investor interest.

At the outset of 1999, the Fund's duration was positioned at 90% of the benchmark index, which resulted in less exposure to the rising rates in the first half of the year. In June, the Fund reversed the duration to an overweight position when 30-year rates were at 6.09%, based on historically cheap valuations, few signs of inflation, and evidence of greater labor productivity. The Fund was overweighted to spread product, primarily in corporate and asset-backed securities, as compared with the Lehman Brothers Aggregate Bond Index.

The Fund is reducing its exposure to interest rates by neutralizing portfolio duration. This strategy is aligned with expectations of a moderating economy, little evidence of inflation, and a potential for higher short-term rates resulting from the current FOMC tightening campaign. Further, the Fund seeks to increase returns from the spread sectors by overweighting the short end of the curve with corporate and asset-backed securities and overweight agency securities in the long end. We believe these sectors have a comparative advantage in their respective areas of the curve given their yield, liquidity and quality.

                              COMMON SHARE CLASS
                             [Graph Appears Here]

              Label
                         Lipper Intermediate Investment    Lehman Brothers Aggregate  ABN AMRO Fixed
                         - Grade Debt Funds Average Index        Bond Index           Income Fund \\(US)\\
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             1/4/93*                 10000                       10000                       10000
---------------------------------------------------------------------------------------------------------
             Dec-93                  11050                       10975                       10983
---------------------------------------------------------------------------------------------------------
             Dec-94                  10651                       10655                       10562
---------------------------------------------------------------------------------------------------------
             Dec-95                  12474                       12623                       12437
---------------------------------------------------------------------------------------------------------
             Dec-96                  12882                       13082                       12863
---------------------------------------------------------------------------------------------------------
             Dec-97                  14008                       14345                       14049
---------------------------------------------------------------------------------------------------------
             Dec-98                  15052                       15591                       15051
---------------------------------------------------------------------------------------------------------
             Dec-99                  14863                       15462                       14733
---------------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS
                             [Graph Appears Here]


                 Label
                         Lipper Intermediate Investment    Lehman Brothers Aggregate      ABN AMRO Fixed
                         - Grade Debt Funds Average Index          Bond Index             Income Fund\\(US)\\
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                3/12/93*                 10000                       10000                      10000
-------------------------------------------------------------------------------------------------------------
                Dec-93                  10614                       10584                       10571
-------------------------------------------------------------------------------------------------------------
                Dec-94                  10240                       10275                       10151
-------------------------------------------------------------------------------------------------------------
                Dec-95                  11975                       12173                       11917
-------------------------------------------------------------------------------------------------------------
                Dec-96                  12372                       12615                       12303
-------------------------------------------------------------------------------------------------------------
                Dec-97                  13449                       13833                       13401
-------------------------------------------------------------------------------------------------------------
                Dec-98                  14454                       15035                       14313
-------------------------------------------------------------------------------------------------------------
                Dec-99                  14260                       14911                       13944
-------------------------------------------------------------------------------------------------------------
* Inception Date

-------------------------------------------------------------------------------
                                         Average Annual      Average Annual
 Class of Shares      One-Year Return    5 Year Return       Inception to Date
-------------------------------------------------------------------------------
 Common                  -2.11%              6.88%                5.70%
-------------------------------------------------------------------------------
 Investor                -2.58%              6.55%                5.01%
-------------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

Tax-Exempt Fixed Income Fund\\(US)\\

During the fourth quarter of 1999, yields on short and very long municipal bonds moved upward between 20 and 25 basis points. Continued strong economic growth, even after 75 basis points of Fed tightening, left bond market participants greatly concerned that further Fed tightening was on the horizon during the first quarter of 2000. The supply of new issue municipals remained moderate right through the second week of December, offering no "scarcity value" to the sector. Also, tax-loss selling of municipal bonds by retail clients caused the bid-side of the market to become extremely sloppy near year-end.

During 1999, as a whole, yields on high-grade municipal bonds rose between 85 and 105 basis points, with the long end of the maturity curve experiencing the greater yield increases. The sharp increase in rates was in sympathy with similar increases in U.S. Treasury bond yields. Fears of a Fed tightening policy swept through the bond markets as the U.S. economy showed remarkable strength following the Fed's easing of interest rates in the fall of 1998. Beginning in April of 1999, the U.S. economy began a widely unexpected surge in growth. Soon thereafter, many foreign economies started to reverse their contractions of the previous fall. With the threat of global recession behind them, the Fed began raising short term interest rates to their current levels.

Within the Lehman Brothers Municipal Bond Index ("Index"), the longer the maturity of the bond, the worse its return was in 1999. One year total returns varied from a positive 2.92% on one year maturities to a negative 6.67% return for bonds maturing 25 years and longer. The Fund attempts to maintain an average maturity generally in the 10 to 13 year range. This helps to enable the Fund to capture the majority of yield offered along the tax-exempt yield curve while limiting price volatility. For example, the one year total return for the Common Shares for 1999 was -2.45%, 6 basis points better than that of the 15 year Index.

During 1999, the Fund's overweighting of high grade municipal bonds (versus the Index) contributed positively to the Fund's relative performance. Also, the Fund's overweighting of escrowed and pre-refunded municipal bonds added additional outperformance. However, the Fund's premature move to longer bonds, in the second quarter of 1999, negatively impacted its relative performance.

The Fund currently plans to maintain an equal, or neutral duration to the Index. Although the likelihood of one or more Fed tightenings in the first half of 2000 is high, lower interest rate levels are very possible by the end of 2000. The Fund currently focuses on holding bonds with significant call protection. We believe that these bonds should boost the performance of the Fund, given a lower interest rate environment at the end of the year.

A portion of income may be subject to some state and/or local taxes, and for certain investors, it may be subject to the federal alternative minimum tax.

                                                               DECEMBER 31, 1999

Tax-Exempt Fixed Income Fund\\(US)\\
(continued)

                              COMMON SHARE CLASS
                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------------------------------
LABEL               Lipper General Municipal Lehman Brothers Municipal       ABN AMRO Tax - Exempt
                    Debt Index               Bond Index                      Fixed Income Fund (US)
----------------------------------------------------------------------------------------------------
1/4/93*                  10000                    10000                         10000
----------------------------------------------------------------------------------------------------
Dec-93                   11248                    11228                         10856
----------------------------------------------------------------------------------------------------
Dec-94                   10528                    10648                         10321
----------------------------------------------------------------------------------------------------
Dec-95                   12327                    12507                         11938
----------------------------------------------------------------------------------------------------
Dec-96                   12764                    13060                         12291
----------------------------------------------------------------------------------------------------
Dec-97                   13950                    14261                         13442
----------------------------------------------------------------------------------------------------
Dec-98                   14719                    15185                         14220
----------------------------------------------------------------------------------------------------
Dec-99                   14033                    14873                         13872
----------------------------------------------------------------------------------------------------


                             INVESTOR SHARE CLASS
                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------------------------------
LABEL               Lipper General Municipal Lehman Brothers                 ABN AMRO Tax - Exempt
                    Debt Index               Municipal Bond Index            Fixed Income Fund (US)
----------------------------------------------------------------------------------------------------
3/9/93*                  10000                    10000                          10000
----------------------------------------------------------------------------------------------------
Dec-93                   10697                    10711                          10443
----------------------------------------------------------------------------------------------------
Dec-94                   10002                    10158                           9893
----------------------------------------------------------------------------------------------------
Dec-95                   11711                    11931                          11419
----------------------------------------------------------------------------------------------------
Dec-96                   12123                    12459                          11727
----------------------------------------------------------------------------------------------------
Dec-97                   13247                    13605                          12796
----------------------------------------------------------------------------------------------------
Dec-98                   13973                    14486                          13475
----------------------------------------------------------------------------------------------------
Dec-99                   13323                    14188                          13066
----------------------------------------------------------------------------------------------------

* Inception Date
-------------------------------------------------------------------------------
                                          Average Annual  Average Annual
   Class of Shares      One-Year Return   5 Year Return   Inception to Date
-------------------------------------------------------------------------------
   Common                   -2.45%            6.09%            4.79%
-------------------------------------------------------------------------------
   Investor                 -3.03%            5.72%            4.00%
-------------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

International Fixed Income Fund\\(US)\\

Currency factors dominated 1999 and the fourth quarter was no exception. After a generally weaker dollar at the end of the third quarter, the dollar held up quite well against the yen during the fourth quarter and appreciated against the euro, which ended the year close to its lows. With the Fund largely in euro denominated bonds and overweighted against the J.P. Morgan Global Non-U.S. Government Bond Index, the Fund lost both in absolute and relative sense. Interest rates rose almost everywhere except Japan. Though the interest sensitivity of the Fund was below its benchmark, this was not a bond friendly climate that helped absolute performance.

There is a growth engine accelerating in most of the important global economic regions. Asia is recovering quickly from its 1998 crisis, Europe is gathering steam, Japan seems definitely out of the woods and the U.S. keeps on growing. The Fed, the Bank of England and the European Central Bank tightened monetary policy and, particularly in Europe, there is more to come during 2000. With short rates around 3% and both inflation and money growth moving upwards, short rates are more likely to move to around 4%, if not higher. Bond yields moved ahead of these likely events and ended the year close to peak levels at around 5.5% for 10 year bonds (on average) in Euroland.

At the end of the millennium, even more candidates for joining the European Economic Union assembled in the political and economic waiting room. The Czech Republic, Hungary and Poland are the first most likely candidates. The Baltic states and the generally weaker Eastern European countries, like Romania and Bulgaria and even Turkey, may join later. Joining the European Monetary Union is a different subject though, and it will take a lot of time and effort for most of these countries to do so and get hooked on the Euro, if they ever will.

In Japan, 10-year bonds ended the year on a positive note, at around 1.70% while short rates remained close to zero. While the debt mountain continued to pile up, most of that supply of bonds was absorbed by domestic financial institutions. As long as short-term rates remain low, bonds may keep their attraction. In addition, the Bank of Japan continues to try to stem the rise of the yen, so as not to derail the economic recovery. In the short run, fears of monetary tightening are absent. But ultimately, when the Japanese economy recovers further, rates are not likely to stay so low.

The portfolio remains overweighted in Euros as we anticipate further monetary tightening and a growth pattern that could surprise on the upside. The yen position is slightly below neutral as we think the strongest rise may be behind us and the authorities prefer to see the currency lower. Duration is somewhat below benchmark for the time being, as we await more monetary tightening in 2000, before we increase exposure.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

                                                               DECEMBER 31, 1999


International Fixed Income Fund\\(US)\\
(continued)

                              COMMON SHARE CLASS
                             [GRAPH APPEARS HERE]


---------------------------------------------------------------------------------------------------------------------
               Label      Lipper International Income       J.P Morgan Global Non-U.S     ABN AMRO International
                          Funds Average Index               Government Bond Index         Fixed Income Fund \\(US)\\
---------------------------------------------------------------------------------------------------------------------
               2/7/93*           10000                             10000                     10000
---------------------------------------------------------------------------------------------------------------------
               Dec-93            11709                             11303                     11480
---------------------------------------------------------------------------------------------------------------------
               Dec-94            11073                             11860                     11311
---------------------------------------------------------------------------------------------------------------------
               Dec-95            13115                             14364                     13685
---------------------------------------------------------------------------------------------------------------------
               Dec-96            14248                             15121                     14071
---------------------------------------------------------------------------------------------------------------------
               Dec-97            14195                             14551                     13247
---------------------------------------------------------------------------------------------------------------------
               Dec-98            16028                             17211                     15253
---------------------------------------------------------------------------------------------------------------------
               Dec-99            15166                             16149                     13840
---------------------------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS
                             [GRAPH APPEARS HERE]

---------------------------------------------------------------------------------------------------------------------
               Label      Lipper International Income       J.P Morgan Global Non-U.S     ABN AMRO International
                          Funds Average Index               Government Bond Index         Fixed Income Fund \\US)\\
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
               4/26/93*          10000                             10000                     10000
---------------------------------------------------------------------------------------------------------------------
               Dec-93            10865                             10544                     10397
---------------------------------------------------------------------------------------------------------------------
               Dec-94            10306                             11064                     10218
---------------------------------------------------------------------------------------------------------------------
               Dec-95            12226                             13400                     12331
---------------------------------------------------------------------------------------------------------------------
               Dec-96            13226                             14107                     12654
---------------------------------------------------------------------------------------------------------------------
               Dec-97            13126                             13574                     11875
---------------------------------------------------------------------------------------------------------------------
               Dec-98            14840                             16056                     13637
---------------------------------------------------------------------------------------------------------------------
               Dec-99            14004                             15065                     12320
---------------------------------------------------------------------------------------------------------------------

* Inception Date
--------------------------------------------------------------------------------
                                          Average Annual  Average Annual
   Class of Shares      One-Year Return   5 Year Return   Inception to Date
--------------------------------------------------------------------------------
   Common                   -9.26%            4.12%           4.83%
--------------------------------------------------------------------------------
   Investor                 -9.66%            3.81%           3.17%
-------------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

Balanced Fund\\(US)\\

The headline event in the first quarter of 1999 was the Dow Jones Industrial Average ("Dow Jones") breaking through the 10,000 level on March 29. From early March to late October, the U.S. equity market displayed considerable volatility while making no net progress. Advances and declines of 5% or more alternated about every two weeks as the market reacted to each major release of economic growth and inflation and anticipated every meeting of the Fed. During this period, equities generally reacted to activity in the fixed income markets as 10-year U.S. Treasury yields advanced from around 5% in the spring to 6% by summer. Growth in the U.S. economy generally came in stronger than expected, producing good corporate earnings and extremely favorable current year over prior year comparisons. At the same time, inflation remained generally subdued.

At the end of October, stocks began advancing sharply. Equities decoupled from fixed income, shrugging off the third short-term interest rate hike by the Fed and an increase in 10-year Treasury yields to 6.4%. The S&P(R) 500 Index gained more than 21% for the year.

The recent advance was dominated by the technology sector. Technology stocks, including internet-related issues, advanced more than three times as far as the market as a whole. According to Barron's, the 68 technology stocks in the S&P(R) 500 Index returned about 75% for 1999, their trailing price-to-earnings ratio rising from 50 at the end of 1998 to 66 at the end of 1999. Meanwhile, the 432 other stocks in the S&P(R) 500 Index returned less than 5% for the year, their average price/earnings multiple fell from about 26 to 24. 158 of the stocks in the S&P(R) 500 Index outperformed the index while 342 stocks underperformed. More than half of the stocks in the S&P(R) 500 Index had negative returns for the year.

With interest rates rising, our longer than benchmark duration was a drag on performance in the quarter. Likewise, our focus on fundamentals in the core equity style did not pay off in the fourth quarter. We have refocused our fixed income portfolio to emphasize areas where we expect to add value in the future. We also know, from past experience, that the equity market will care about valuation again.

To better reflect the Fund's strategy, the benchmark of the Fund is being revised from 70% Russell 3000 Index/30% Lehman Brothers Aggregate Bond Index to 60% S&P(R) 500 Index blended with 40% Lehman Brothers Aggregate Bond Index.

                              COMMON SHARE CLASS

                                                               DECEMBER 31, 1999

Balanced Fund\\(US)\\
(continued)

[GRAPH APPEARS HERE]

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    70% Russell 3000
                                                            60% S&P(R) 500 Index/   Index/30% Lehman
                           Lipper Flexible Portfolio        40% Lehman Brothers     Brothers Aggregate   ABN AMRO
Label                      Funds Index                      Aggregate Bond Index    Bond Index           Balanced Fund \\(US)\\
--------------------------------------------------------------------------------------------------------------------------------
1/4/93*                            10000                           10000             10000                10000
----------------------------------------------------------------------------------------------------------------------------
Dec-93                             11129                           10993             11054                10768
----------------------------------------------------------------------------------------------------------------------------
Dec-94                             10886                           10952             10971                10541
----------------------------------------------------------------------------------------------------------------------------
Dec-95                             13657                           14251             14424                12844
----------------------------------------------------------------------------------------------------------------------------
Dec-96                             15560                           16545             16882                14532
----------------------------------------------------------------------------------------------------------------------------
Dec-97                             18520                           20823             21380                17743
----------------------------------------------------------------------------------------------------------------------------
Dec-98                             21613                           25636             25876                19513
----------------------------------------------------------------------------------------------------------------------------
Dec-99                             24073                           29665             30268                21572
----------------------------------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS

[GRAPH APPEARS HERE]

------------------------------------------------------------------------------------------------------------------------------
                                                                                    70% Russell 3000
                                                            60% S&P(R) 500 Index/   Index/30% Lehman
                           Lipper Flexible Portfolio        40% Lehman Brothers     Brothers Aggregate   ABN AMRO
Label                      Funds Index                      Aggregate Bond Index    Bond Index           Balanced Fund \\(US)\\
-------------------------------------------------------------------------------------------------------------------------------
3/9/93*                            10000                           10000                    10000               10000
----------------------------------------------------------------------------------------------------------------------------
Dec-93                             10902                           10694                    10811               10330
----------------------------------------------------------------------------------------------------------------------------
Dec-94                             10663                           10654                    10730               10093
----------------------------------------------------------------------------------------------------------------------------
Dec-95                             13360                           13861                    14107               12266
----------------------------------------------------------------------------------------------------------------------------
Dec-96                             15224                           16091                    16510               13843
----------------------------------------------------------------------------------------------------------------------------
Dec-97                             18142                           20249                    20909               16861
----------------------------------------------------------------------------------------------------------------------------
Dec-98                             21155                           24927                    25306               18499
----------------------------------------------------------------------------------------------------------------------------
Dec-99                             23567                           28841                    29601               20343
----------------------------------------------------------------------------------------------------------------------------

* Inception Date

--------------------------------------------------------------------------
                                     Average Annual    Average Annual
Class of Shares   One-Year Return    5 Year Return    Inception to Date
--------------------------------------------------------------------------
  Common              10.55%             15.40%           11.63%
--------------------------------------------------------------------------
  Investor             9.97%             15.05%           10.99%
--------------------------------------------------------------------------

 For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

Value Fund\\(US)\\

The market's strength during the fourth quarter of 1999 was again marked by leadership in growth stocks. Among large-cap stock indices, the S&P(R) 500/Barra Growth Index returned 19.7% compared to the S&P(R) 500/Barra Value Index which realized a total return of 9.0%. Similar style divergence during the fourth quarter occurred within the small-cap market segment. The Russell 2000 Growth Index increased 33.4%, significantly greater than the 1.5% total return of the Russell 2000 Value Index during the quarter. Investors continued to reward the advanced earnings prospects of stocks with higher-than-average price/earnings multiples, particularly in the technology sector. To better reflect the Fund's strategy, the benchmark of the Fund is being revised from the S&P(R) 500 Index to the S&P(R) 500/Barra Value Index.

Recent stock market trends have created a difficult environment for many large-cap value fund managers. Our investment philosophy is structured to deliver consistent performance results. We manage assets with a disciplined approach that combines a quantitative stock valuation process with careful diversification across many industry groups. The valuation process is designed to identify undervalued stocks by using a number of fundamental characteristics that balance price and earnings sensitivity. We look for stocks with good prospects for future earnings while attempting to avoid stocks we feel have become too expensive.

                                                        COMMON SHARE CLASS

-------------------------------------------------------------------------------------------------------------------------------
  Label          Lipper Multi-Cap Value    S&P(R) 500 Index         S&P(R) 500/Barra Value Index    ABN AMRO Value Fund\\(US)\\
                 Funds Average Index
-------------------------------------------------------------------------------------------------------------------------------
  1/4/93*              10000                    10000                         10000                  10000
-------------------------------------------------------------------------------------------------------------------------------
  Dec-93               11377                    11006                         11860                  10666
-------------------------------------------------------------------------------------------------------------------------------
  Dec-94               11321                    11150                         11785                  10666
-------------------------------------------------------------------------------------------------------------------------------
  Dec 95               14825                    15335                         16145                  14082
-------------------------------------------------------------------------------------------------------------------------------
  Dec-96               17884                    18854                         19697                  16959
-------------------------------------------------------------------------------------------------------------------------------
  Dec-97               22782                    25142                         25603                  22131
-------------------------------------------------------------------------------------------------------------------------------
  Dec-98               24919                    32332                         29362                  23340
-------------------------------------------------------------------------------------------------------------------------------
  Dec-99               26513                    39133                         33096                  25941
-------------------------------------------------------------------------------------------------------------------------------

                                                       INVESTOR SHARE CLASS

-------------------------------------------------------------------------------------------------------------------------------
  Label          Lipper Multi-Cap Value     S&P(R) 500 Index     S&P(R) 500/Barra Value Index    ABN AMRO Value Fund\\(US)\\
                 Funds Average Index
-------------------------------------------------------------------------------------------------------------------------------
 3/26/93*              10000                    10000                         10000                  10000
-------------------------------------------------------------------------------------------------------------------------------
  Dec-93               10783                    10545                         10857                  10177
-------------------------------------------------------------------------------------------------------------------------------
  Dec-94               10727                    10684                         10789                  10156
-------------------------------------------------------------------------------------------------------------------------------
  Dec 95               14044                    14694                         14780                  13378
-------------------------------------------------------------------------------------------------------------------------------
  Dec-96               16948                    18066                         18031                  16065
-------------------------------------------------------------------------------------------------------------------------------
  Dec-97               21597                    24091                         23438                  20916
-------------------------------------------------------------------------------------------------------------------------------
  Dec-98               23619                    30980                         26878                  21891
-------------------------------------------------------------------------------------------------------------------------------
  Dec-99               25114                    37497                         30297                  24227
-------------------------------------------------------------------------------------------------------------------------------

*Inception Date

-----------------------------------------------------------------------
                                   Average Annual    Average Annual
Class of Shares  One-Year Return   5 Year Return    Inception to Date
-----------------------------------------------------------------------
 Common              11.14%           19.45%             14.61%
-----------------------------------------------------------------------
 Investor            10.67%           18.99%             13.97%
-----------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

                                                               DECEMBER 31, 1999

Growth Fund\\(US)\\

Fueled by a phenomenal fourth quarter of 1999 performance, the U.S. equity market posted better than a 20% return for its fifth straight year. Despite the bond market's worst record in recent periods, equity sentiment benefited from strong U.S. gross domestic product ("GDP") growth, low inflation, and a recovering global economy. The NASDAQ Index soared over 80%, an unprecedented return, as investors flocked to internet-related issues. Low inflation prevailed in spite of significantly higher oil prices, as commodity costs became less of a factor in our more service oriented economy.

After a challenging first half, the Fund outperformed the S&P(R) 500 in the fourth quarter due to favorable sector weightings and good stock selection. Overexposure in health care hurt performance as concerns about the political environment and possible Medicare reform caused investor concern. High exposure to consumer cyclicals and technology, however, more than offset this as both sectors experienced significant rallies. Wal-Mart Stores and Home Depot surged on strong sales reports and the announcement of new initiatives expected to drive future growth; and Interpublic Group benefited from a strong advertising forecast. In the technology sector, Cisco Systems, Sun Microsystems, and ADC Telecommunications were all stellar performers as investors focused on firms whose technology can enhance productivity in the increasingly competitive global marketplace.

We are optimistic that the U.S. economy can continue to grow while keeping inflation at a reasonable level. Consumer confidence should remain high due to low unemployment and increased wealth created from the extended bull market. The Fund's focus is on those sectors and securities exhibiting solid and consistent growth characteristics. Forecasts predict that domestic companies will increase their research and development spending by more than 10%. Since much of this is related to improving technological infrastructure, firms in technology and telecommunications should continue to prosper. We also favor those companies with strong international franchises that should benefit from an improving global economy and the maturing of emerging markets.

[GRAPH APPEARS HERE]


                              COMMON SHARE CLASS

--------------------------------------------------------------------------------------------------------
 Label      S&P(R) 500  Index   Lipper Large -Cap Growth Funds        ABN AMRO Growth Fund (US)
                                Average Index
--------------------------------------------------------------------------------------------------------
 1/4/93*          10000                      10000                             10000
--------------------------------------------------------------------------------------------------------
  Dec-93          11006                      10884                             10502
--------------------------------------------------------------------------------------------------------
  Dec-94          11150                      10692                             10287
--------------------------------------------------------------------------------------------------------
  Dec-95          15335                      14267                             13537
--------------------------------------------------------------------------------------------------------
  Dec-96          18854                      17136                             16473
--------------------------------------------------------------------------------------------------------
  Dec-97          25142                      22038                             20424
--------------------------------------------------------------------------------------------------------
  Dec-98          32332                      29951                             26598
--------------------------------------------------------------------------------------------------------
  Dec-99          39133                      40670                             30008
--------------------------------------------------------------------------------------------------------

[GRAPH APPEARS HERE]


                             INVESTOR SHARE CLASS

--------------------------------------------------------------------------------------------------------
 Label      S&P(R) 500 Index   Lipper Large -Cap Growth Funds          ABN AMRO Growth Fund (US)
                               Average Index
--------------------------------------------------------------------------------------------------------
 3/8/93*          10000                      10000                             10000
--------------------------------------------------------------------------------------------------------
 Dec-93           10768                      11071                             10020
--------------------------------------------------------------------------------------------------------
 Dec-94           10909                      10857                             9778
--------------------------------------------------------------------------------------------------------
 Dec-95           15004                      14462                             12837
--------------------------------------------------------------------------------------------------------
 Dec-96           18447                      17377                             15585
--------------------------------------------------------------------------------------------------------
 Dec-97           24599                      22313                             19271
--------------------------------------------------------------------------------------------------------
 Dec-98           31634                      30325                             24959
--------------------------------------------------------------------------------------------------------
 Dec-99           38288                      41096                             28018
--------------------------------------------------------------------------------------------------------

 * Inception Date

--------------------------------------------------------------------
                                   Average Annual   Average Annual
Class of Shares  One-Year Return   5 Year Return   Inception to Date
--------------------------------------------------------------------
 Common               12.82%          23.88%           17.03%
--------------------------------------------------------------------
 Investor             12.26%          23.44%           16.32%
--------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

International Equity Fund\\(US)\\

In 1999, world markets rebounded admirably, buoyed by the continued Asian recovery and record-setting technology stocks. Japan's economy finally showed signs of life, attracting upbeat foreign investors and fueling the Nikkei Stock Average up 36.8%. Europe also did well overall as companies continued to restructure. As expected, we didn't see any negative impact from the "millennium bug" as most computer systems worldwide functioned without failures. With this dark cloud out of the way, we believe that strong company earnings should move to the forefront in 2000.

For the year, the Fund's Common Shares gained 41.86% and the Investor Shares gained 41.20%, outperforming the MSCI EAFE Index which returned 26.96%.

Using our global industries approach, we seek to recognize new global trends with what we consider to be strong prospects for staying power. Our goal is to play into these trends at an early stage, overweighting industries and companies that show above-average predictable earnings growth for a longer period of time.

Looking at the different sectors, our focus on information technology and wireless telecommunications worked out very well in the fourth quarter. In particular, the semiconductor industry and the communications equipment industries had an extremely good year, as increasing data traffic and a mobile communications boom resulted in triple digit performance numbers for many of these companies. Our selection in telecommunication services missed the mark somewhat since the biggest movers were the large European telecommunication companies, but our holdings in Nokia (2.9% of net assets) and Ericsson LM (2.5% of net assets) (communications equipment), and STMicroelectronics (1.9% of net assets) and Murata Manufacturing (1.7% of net assets) (semiconductors) did very well.

During the reporting period, we avoided the cyclical sectors, such as industrials and materials, that outperformed in the first two quarters but had a very weak fourth quarter.

From a geographical point of view, we have continued to add to the Fund's weighting in Japan which has been underweighted for some time, based on more positive corporate restructuring news there. Being underweighted in Germany hurt the Fund since Germany soared to nearly 40%, but the Fund's Japanese holdings helped make up for that by outperforming the Japanese market as a whole.

Going forward, we plan to maintain our overweight in the information technology sector as we see strong underlying fundamental trends causing huge demand. We also believe that an acceleration of industrial production growth, especially in Asia and Japan, might warrant a somewhat bigger position in the basic materials sector.

We believe that the European health care sector will likely remain sluggish due to an unfavorable regulatory environment, and therefore, we expect to remain neutral to underweighted in this sector. The financial sector will likely remain under pressure from interest rate hike fears, so we expect to look for the less interest rate-sensitive sectors like life insurance and asset management.

We plan to focus on industry trends, yet keep our eyes on region-specific factors. For the Asia Pacific region (ex-Japan), we remain neutral against an improved outlook, one that we believe is already priced into the markets. We plan to maintain a slight overweighting in Europe, especially in the Euro countries, as we see economic growth accelerating again as companies continue to restructure.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

                                                               DECEMBER 31, 1999

International Equity Fund\\(US)\\
(continued)
                             COMMON SHARE CLASS


[GRAPH APPEARS HERE]

---------------------------------------------------------------------------------------------------
    LABEL      Lipper International Funds    Morgan Stanley MSCI EAFE       ABN AMRO International
               Average Index                 Index                          Equity Fund\\(US)\\
---------------------------------------------------------------------------------------------------
    1/4/93*           10000                            10000                         10000
---------------------------------------------------------------------------------------------------
    Dec-93            13616                            13256                         12626
---------------------------------------------------------------------------------------------------
    Dec-94            13542                            14287                         13045
---------------------------------------------------------------------------------------------------
    Dec-95            14999                            15888                         14875
---------------------------------------------------------------------------------------------------
    Dec-96            16930                            16849                         16375
---------------------------------------------------------------------------------------------------
    Dec-97            17916                            17149                         17122
---------------------------------------------------------------------------------------------------
    Dec-98            20266                            20578                         21476
---------------------------------------------------------------------------------------------------
    Dec-99            27907                            26127                         30465
---------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS
[GRAPH APPEARS HERE]

---------------------------------------------------------------------------------------------------
    LABEL      Lipper International Funds    Morgan Stanley MSCI EAFE       ABN AMRO International
               Average Index                 Index                          Equity Fund\\(US)\\
---------------------------------------------------------------------------------------------------
    4/12/93*             10000                         10000                         10000
---------------------------------------------------------------------------------------------------
    Dec-93               12563                         11837                         11543
---------------------------------------------------------------------------------------------------
    Dec-94               12473                         12758                         11898
---------------------------------------------------------------------------------------------------
    Dec-95               13808                         14188                         13539
---------------------------------------------------------------------------------------------------
    Dec-96               15572                         15046                         14872
---------------------------------------------------------------------------------------------------
    Dec-97               16505                         15313                         15508
---------------------------------------------------------------------------------------------------
    Dec-98               18664                         18375                         19366
---------------------------------------------------------------------------------------------------
    Dec-99               25796                         23330                         27344
---------------------------------------------------------------------------------------------------

*Inception Date

-----------------------------------------------------------------------
                                    Average Annual    Average Annual
Class of Shares   One-Year Return   5 Year Return   Inception to Date
-----------------------------------------------------------------------
 Common               41.86%          18.49%           17.28%
-----------------------------------------------------------------------
 Investor             41.20%          18.11%           16.15%
-----------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

Small Cap Fund\\(US)\\
(Formerly Small Cap Growth Fund\\(US)\\)

The fourth quarter of 1999 was a strong one for most of the major equity indexes. Large-cap equities delivered an exceptional total return of 14.9% based on the S&P(R) 500, only to be outdone by the 19.6% return of the Russell 2000 Index, the proxy for small-cap equities. As strong as those indexes were, they paled in comparison to the 48% return of the NASDAQ composite. What was perhaps most notable about these returns is that they occurred while interest rates were rising throughout the quarter, a situation that historically has not led to such superior returns.

Toward the end of the fourth quarter, management of the Fund was shifted to Delaware Management Company. Assets in the Fund are being invested in a more balanced strategy among growth and value equities. This approach is expected to reduce the overall volatility of the Fund while at the same time giving management the flexibility to maintain significant exposure to the higher growing segments of the economy. The result is a fund that is well diversified and is focusing in all segments of the small-cap market. In the future, we will compare the Fund's performance to the Russell 2000 Index, not the Russell 2000 Growth Index, to reflect the new balanced approach.

We are optimistic on the overall market for small-cap equities. Although an advance in the Russell 2000 Index on the last day of 1999 theoretically meant that small-caps outperformed large-caps for the first time in six years, the equities that performed well during the year were limited in number. The much talked about "narrowness of the market" was evident in the small-cap sector. In particular, the technology sector of the market was the dominant investment performer throughout the year, masking poor performance from several sectors. As a result, most equities declined during the year, leading to a situation of plentiful opportunities to buy stocks at low historical valuations or at discounts to their expected growth rates.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                              COMMON SHARE CLASS

                             [GRAPH APPEARS HERE]

                                 ABN AMRO Small Cap          Russell 2000         Russell 2000 Growth  Lipper Small-Cap Growth
      Label                      Fund \\(US)\\                   Index                 Index           Funds Average Index
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                   1/4/93*               10000                   10000                 10000              10000
----------------------------------------------------------------------------------------------------------------------------
                   Dec-93                10279                   11888                 11336              11694
----------------------------------------------------------------------------------------------------------------------------
                   Dec-94                 9635                   11671                 11060              11624
----------------------------------------------------------------------------------------------------------------------------
                   Dec-95                12730                   14992                 14494              15910
----------------------------------------------------------------------------------------------------------------------------
                   Dec-96                15202                   17465                 16126              18646
----------------------------------------------------------------------------------------------------------------------------
                   Dec-97                17619                   21370                 18214              21019
-----------------------------------------------------------------------------------------------------------------------------
                   Dec-98                16470                   20826                 18438              21539
-----------------------------------------------------------------------------------------------------------------------------
                   Dec-99                19085                   25253                 26382              33040
-----------------------------------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS

                             [GRAPH APPEARS HERE]

                           Lipper Small-Cap Growth      Russell 2000 Growth      Russell 2000       ABN AMRO Small Cap
             Label         Funds Average Index                Index                  Index            Fund \\(US)\\
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
            4/12/93*                 10000                    10000                  10000                    10000
---------------------------------------------------------------------------------------------------------------------
            Dec-93                   11632                    11543                  11401                    10753
---------------------------------------------------------------------------------------------------------------------
            Dec-94                   11568                    11262                  11193                    10050
---------------------------------------------------------------------------------------------------------------------
            Dec-95                   15797                    14758                  14377                    13239
---------------------------------------------------------------------------------------------------------------------
            Dec-96                   18532                    16420                  16749                    15779
---------------------------------------------------------------------------------------------------------------------
            Dec-97                   20854                    18546                  20494                    18217
---------------------------------------------------------------------------------------------------------------------
            Dec-98                   21306                    18774                  19972                    16896
---------------------------------------------------------------------------------------------------------------------
            Dec-99                   32247                    26864                  24218                    19590
---------------------------------------------------------------------------------------------------------------------

* Inception Date

--------------------------------------------------------------------------------
                                       Average Annual   Average Annual
Class of Shares      One-Year Return   5 Year Return   Inception to Date
--------------------------------------------------------------------------------
Common                   15.88%            14.65%             9.69%
--------------------------------------------------------------------------------
Investor                 15.95%            14.28%            10.52%
--------------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

                                                               DECEMBER 31, 1999

Real Estate Fund\\(US)\\

Real estate stocks went on a roller coaster ride this year. Noted value investor Warren Buffet twice put his backing behind the real estate sector, leading to rallies. The first rally in April/May was short lived. The most recent acknowledgement from Buffet, a stock tip in a wallet auctioned for charity, started a rally in late December that continued through year-end. Real estate stock prices remained below their net asset values and offered an average yield of 8.2% as 1999 closed. We continue to believe that these stocks are undervalued and offer attractive returns to long term investors.

Fundamentals in real estate remain strong as new supply is in check with only pockets of overbuilding. Increasing interest rates will add to development costs and should prevent speculative or marginal new projects. Annual rental growth remains ahead of inflation and rate increases for renewal tenants are quite strong. Occupancy in the office and industrial sectors has slipped, however, only slightly. The major office markets have little, if any, new construction and, if the economic expansion continues, demand is likely to exceed supply. The much touted threat of e-commerce did not diminish consumer attraction to traditional malls and shopping centers during the holiday season, which, we believe, should fuel strong rental growth rates in 2000. Rising interest rates will also play a pivotal role in the apartment sector, making home ownership less affordable and keeping tenants in the rental pool longer.

During 1999, we continued our focus again on larger cap, growth oriented real estate companies. Our sector focus was on the office, diversified, manufactured housing and retail sectors. We maintained an underweight position in factory outlet, industrial and net lease sectors. During the fourth quarter, we moved to a neutral position in apartments. Stock selection in these sectors played the largest role in our performance during the year.

Going forward into 2000, we believe that the first half of the year will be a period of stabilization for real estate securities. It is in the second half of the year that we believe stock price appreciation will occur as investors refocus on the sector and realize the growth opportunities and relative value represented. To better reflect the Fund's strategy, the benchmark of the Fund is being revised from the NAREIT Equity Index to the Morgan Stanley REIT Index.

Real Estate Funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

Real Estate Fund\\(US)\\
(continued)

                              COMMON SHARE CLASS

                             [GRAPH APPEARS HERE]


                                                                          Morgan Stanley REIT       ABN AMRO Real Estate
Label               Lipper Real Estate Index      NAREIT Equity Index            Index                   Fund\\(US)\\
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
12/31/ 97                   10000                       10000                    10000                    10000
--------------------------------------------------------------------------------------------------------------------------
 Mar - 98                   10112                        9953                     9928                     9893
--------------------------------------------------------------------------------------------------------------------------
 Jun - 98                    9545                        9496                     9492                     9516
--------------------------------------------------------------------------------------------------------------------------
 Sep - 98                    8368                        8497                     8490                     8728
--------------------------------------------------------------------------------------------------------------------------
 Dec - 98                    8461                        8249                     8310                     8721
--------------------------------------------------------------------------------------------------------------------------
 Mar - 99                    8062                        7851                     7910                     8423
--------------------------------------------------------------------------------------------------------------------------
 Jun - 99                    8997                        8643                     8694                     9264
--------------------------------------------------------------------------------------------------------------------------
 Sep - 99                    8171                        7948                     7991                     8333
--------------------------------------------------------------------------------------------------------------------------
 Dec - 99                    8136                        7868                     7932                     8431
--------------------------------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS

                             [GRAPH APPEARS HERE]

                                                                           Morgan Stanley REIT      ABN AMRO Real Estate
Label               Lipper Real Estate Index      NAREIT Equity Index            Index                  Fund \\(US)\\
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
10/7/98                     10000                       10000                    10000                     10000
-------------------------------------------------------------------------------------------------------------------------
 Dec - 98                   10099                        9708                     9788                     10735
-------------------------------------------------------------------------------------------------------------------------
 Mar - 99                    9640                        9240                     9317                     10353
-------------------------------------------------------------------------------------------------------------------------
 Jun - 99                   10772                       10172                    10240                     11377
-------------------------------------------------------------------------------------------------------------------------
 Sep - 99                    9777                        9354                     9412                     10221
-------------------------------------------------------------------------------------------------------------------------
 Dec - 99                    9769                        9260                     9342                     10313
-------------------------------------------------------------------------------------------------------------------------

* Inception Date

--------------------------------------------------------------------------------
                                       Average Annual         Average Annual
Class of Shares      One-Year Return   5 Year Return        Inception to Date
--------------------------------------------------------------------------------
Common                   -3.33%             N/A                   -8.17%
--------------------------------------------------------------------------------
Investor                 -3.93%             N/A                    2.53%
--------------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

                                                               DECEMBER 31, 1999

Asian Tigers Fund\\(US)\\

In 1999, the Asian Tigers Fund benefited from significant recovery in the region's economies and stock markets. This can be attributed to four major factors: ongoing strength in developed countries such as those in the Organization for Economic Cooperation and Development (OECD); a pick-up in intra-Asian trade; the return of consumer confidence after a period of malaise during the last two years; and sample doses of liquidity, both from international investors and domestic sources.

Equity markets were also supported by the record-setting performance of key international indices such as the Dow Jones and NASDAQ in the U.S. and the European bourses. For the year, the Fund's Common Shares returned 62.26% and the Investor Shares returned 61.77%, compared to the benchmark MSCI All Asia Free ex-Japan Index gain of 64.67%. Asian markets that outperformed the benchmark included Indonesia (up by 93%), Korea (up 92%), and India (up 87%).

Interestingly, the fourth quarter saw a significant upward movement. The MSCI regional benchmark registered an increase of more than 22% over the fourth quarter 1998 return. The frenzied chase for technology-related stocks after persistent records on NASDAQ is one reason for this upswing. Another is the ample supply of liquidity as Y2K approached.

Certain technology companies, particularly internet-related companies, with no clear signs of earnings in the medium term enjoyed significant outperformance of the "Old Economy" stocks. The Fund invested in a number of these technology opportunities, particularly in Korea and India. However, we stayed away from other holdings because of liquidity concerns and market capitalization limitations.

The Fund did, however, benefit from country allocation decisions favoring India and Korea, two of the top performers in the MSCI Index, and from a neutral stance in markets such as Hong Kong (68.8%) and Singapore (78%). The Fund's underweightings in less impressive performers such as the Philippines (8.9%) also helped allow more of its assets to be devoted to the strongest markets.

Going forward, we plan to keep a close eye on technology stocks in overseas markets, as movements there will likely play a large part in market sentiment. Higher interest rates seem likely in the U.S. and Europe, so we expect to continue to closely monitor actions by the Fed and other central banks in order to gauge the likely impact on investor sentiment.

That said, we remain optimistic about what we believe will be the continued recovery of the Asian economies in 2000. The ongoing strength in external demand from the U.S., Europe and Japan, coupled with an improvement in domestic consumer sentiment, should provide support for an increase in corporate earnings in Asian companies.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

Asian Tigers Fund\\(US)\\
(continued)

                              COMMON SHARE CLASS

                             [GRAPH APPEARS HERE]


-------------------------------------------------------------------------------------------------------------------------
        LABEL      Lipper Pacific ex-Japan           MSCI All-Asia Free ex-Japan              ABN AMRO Asian Tigers
                   Funds Average Index                          Index                              Fund\\(US)\\
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
        1/3/94*           10000                                 10000                                10000
-------------------------------------------------------------------------------------------------------------------------
        Dec-94             8314                                  8306                                 9498
-------------------------------------------------------------------------------------------------------------------------
        Dec-95             8901                                  8639                                10600
-------------------------------------------------------------------------------------------------------------------------
        Dec-96             9905                                  9506                                12142
-------------------------------------------------------------------------------------------------------------------------
        Dec-97             5992                                  5675                                 7774
-------------------------------------------------------------------------------------------------------------------------
        Dec-98             5397                                  5233                                 6890
-------------------------------------------------------------------------------------------------------------------------
        Dec-99             9491                                  8617                                11180
-------------------------------------------------------------------------------------------------------------------------

                             INVESTOR SHARE CLASS

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------------------------------------------------------
          LABEL      Lipper Pacific ex-Japan           MSCI All-Asia Free                       ABN AMRO Asian Tigers
                     Funds Average Index                 ex-Japan Index                              Fund\\(US)\\
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
LABEL
---------------------------------------------------------------------------------------------------------------------------
           1/12/94*            10000                                 10000                                10000
---------------------------------------------------------------------------------------------------------------------------
           Dec-94               8314                                  8306                                 9481
---------------------------------------------------------------------------------------------------------------------------
           Dec-95               8901                                  8638                                10541
---------------------------------------------------------------------------------------------------------------------------
           Dec-96               9905                                  9506                                12039
---------------------------------------------------------------------------------------------------------------------------
           Dec-97               5992                                  5674                                 7675
---------------------------------------------------------------------------------------------------------------------------
           Dec-98               5397                                  5233                                 6763
---------------------------------------------------------------------------------------------------------------------------
           Dec-99               9491                                  8617                                10940
---------------------------------------------------------------------------------------------------------------------------


* Inception Date




--------------------------------------------------------------------------------
                                        Average Annual       Average Annual
Class of Shares      One-Year Return    5 Year Return       Inception to Date
--------------------------------------------------------------------------------
Common                   62.26%              3.32%                 1.88%
--------------------------------------------------------------------------------
Investor                 61.77%              2.90%                 1.52%
--------------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

                                                               DECEMBER 31, 1999

Latin America Equity Fund\\(US)\\

Latin American equity markets had a good performance in 1999, as the MSCI Emerging Markets Latin America Free Index surged 58.89%. Most of the returns came in the last quarter of the year when telecommunications and technology related companies drove the markets up. However, 1999 was not an easy year, when one looks at the total performance. There was a lot of volatility and some considerable differences in performance across the markets.

Mexico was the best performing market due to its good macro economic fundamentals and its dependence on the U.S. The underweighting of the Fund in this market did not help performance, though stock picking partially offset this. We believe the Mexican market should continue performing well, and despite relatively high valuations, we still like telecommunications and consumer related companies in this country.

Brazil was the second best performing market despite the steep devaluation of the currency in January. The overweighting of the Fund in this market was a negative in the first half of the year, but stock selection and the strong performance of this market in the last quarter contributed to the outperformance of the Fund. We remain positive on the prospects for Brazil. Interest rates still have room to come down further (they are at 19% now), inflation remains under control and there is a clear improvement in the fiscal situation. These factors have triggered local investors to shift to equities.

For Latin America as a whole, we remain positive for 2000 despite the strong movement in the last 3 months. We believe that the region should benefit from a recovery in commodities prices; a pick up in GDP growth (around 3.5% on average); lower cost of capital; and lower internal interest rates in the major economies. In our view, the two biggest risks remain a setback on the political front in Brazil, delaying the fiscal stabilization or a steep correction in the U.S. market.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

                              COMMON SHARE CLASS

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------------------------------
                                                  MSCI Emerging Markets          ABN AMRO Latin
                    Lipper Latin America Funds     Latin America Free            America Equity
LABEL                      Average Index                  Index                    Fund\\(US)\\
----------------------------------------------------------------------------------------------------
7/1/96*                  10000                         10000                         10000
----------------------------------------------------------------------------------------------------
Dec-96                   10406                         10397                         10240
----------------------------------------------------------------------------------------------------
Dec-97                   13166                         13686                         13875
----------------------------------------------------------------------------------------------------
Dec-98                    8025                          8881                          8835
----------------------------------------------------------------------------------------------------
Dec-99                   12880                         14111                         15232
----------------------------------------------------------------------------------------------------

* Inception Date

-----------------------------------------------------------------------------
                                      Average Annual         Average Annual
Class of Shares    One-Year Return    5 Year Return        Inception to Date
-----------------------------------------------------------------------------
Common                  72.41%            N/A                   12.74%
-----------------------------------------------------------------------------

For the period ended December 31, 1999. Past performance of the Fund does not predict future results. Indexes are used for comparitive performances only. All indexes are not managed, are not available for direct investment and, unlike all mutual funds, they do not assess fees.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees of ABN AMRO Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Treasury Money Market Fund\\(US)\\, Government Money Market Fund\\(US)\\, Money Market Fund\\(US)\\, Tax-Exempt Money Market Fund\\(US)\\, Fixed Income Fund\\(US)\\, Tax-Exempt Fixed Income Fund\\(US)\\, International Fixed Income Fund\\(US)\\, Balanced Fund\\(US)\\, Value Fund\\(US)\\, Growth Fund\\(US)\\, Small Cap Fund\\(US)\\, International Equity Fund/(US)/, Real Estate Fund(US), Asian Tigers Fund\\(US)\\, and Latin America Equity Fund\\(US)\\ (collectively the "Funds"), fifteen of the nineteen funds comprising the ABN AMRO Funds as of December 31, 1999, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ABN AMRO Funds at December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                             Ernst & Young LLP



Boston, Massachusetts
February 11, 2000

                                                               DECEMBER 31, 1999

Schedule of Investments

Treasury Money Market Fund\\(US)\\


                                 [PIE CHART]


Repurchase Agreements and
Net Other Assets and Liabilities             45.2%

U.S. Treasury Obligations                    54.8%

% of Total Net Assets

                                                           Face         Market
Description                                            Amount (000)  Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 54.8%
  U.S. Treasury Bills (A)
    5.340%, 01/13/00.................................    $25,000     $24,956
    3.900%, 01/20/00.................................     20,000      19,959
    5.045%, 01/27/00.................................     25,000      24,909
  U.S. Treasury Notes
    7.750%, 01/31/00.................................     25,000      25,052
    5.875%, 02/15/00.................................     21,000      21,025
    6.875%, 03/31/00.................................     25,000      25,086
    6.375%, 05/15/00.................................     10,000      10,053
    6.125%, 07/31/00.................................      5,000       5,023
    6.000%, 08/15/00.................................      5,000       5,017
    6.250%, 08/31/00.................................      5,000       5,022
    4.000%, 10/31/00.................................     10,000       9,869
    5.750%, 11/15/00.................................     10,000       9,997
                                                                     -------
Total U.S. Treasury Obligations
  (Cost $185,968)....................................                185,968

REPURCHASE AGREEMENTS - 44.9%
 J.P. Morgan
    2.850%, dated 12/31/99, matures
    01/03/00, repurchase price
    $61,386,710 (collateralized by
    U.S. Treasury Instruments, total
    market value: $62,599,761)......................   $   61,372    $  61,372
 Morgan Stanley
    2.500%, dated 12/31/99, matures
    01/03/00, repurchase price
    $10,624,365 (collateralized by
    U.S. Treasury Instruments, total
    market value: $10,891,808)......................       10,622       10,622
Prudential Securities
    2.750%, dated 12/31/99, matures
    01/03/00, repurchase price
    $10,014,421 (collateralized by
    U.S. Treasury Instruments, total
    market value: $10,213,098)......................       10,012       10,012
Warburg
    2.850%, dated 12/31/99, matures
    01/03/00, repurchase price
    $70,640,060 (collateralized by
    U.S. Treasury Instruments, total
    market value: $72,038,920)......................       70,623       70,623
                                                                     ---------

Total Repurchase Agreements
  (Cost $152,629)...................................                   152,629
                                                                     ---------

Total Investments - 99.7%
  (Cost $338,597)...................................                   338,597
                                                                     ---------

Net Other Assets and Liabilities - 0.3%.............                     1,005
                                                                     ---------

Total Net Assets - 100.0%...........................                  $339,602
                                                                     =========

--------------------------------------------------------
(A) Rate noted represents annualized discount yield at time of purchase.



   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Government Money Market Fund\\(US)\\

                                  [PIE CHART]

Repurchase Agreement and
Net Other Assets and Liabilities
39.2%

                                                                 U.S. Government
                                                              Agency Obligations
% of Total Net Assets                                                      60.8%

                                                    Face        Market
Description                                     Amount (000)  Value (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT
  AGENCY OBLIGATIONS - 60.8%
  Fannie Mae Discount Note (A)
    5.760%, 02/17/00.......................     $   22,502    $    22,333
    5.480%, 03/21/00.......................         10,000          9,878
  Fannie Mae MTN
    4.990%, 02/22/00.......................         10,000          9,985
    5.100%, 03/16/00.......................          5,000          5,000
    4.970%, 04/12/00.......................          4,000          4,000
    4.980%, 04/20/00.......................          5,000          4,999
    5.620%, 08/09/00.......................          6,000          5,995
    5.440%, 09/01/00.......................          7,800          7,776
    5.760%, 10/02/00.......................          4,775          4,770
  Federal Farm Credit Bank
    5.800%, 10/02/00.......................         10,000          9,998
  Federal Farm Credit Bank Discount
    Note (A)
    5.740%, 01/19/00.......................         23,650         23,582
    5.740%, 02/04/00.......................         15,435         15,351
  Federal Home Loan Bank
    4.790%, 02/04/00.......................          5,000          4,999
    4.910%, 02/09/00.......................         10,000         10,000
    4.950%, 02/17/00.......................          5,000          4,999
    5.000%, 02/24/00.......................          5,000          4,999
    5.160%, 03/08/00.......................         10,000          9,999
    4.970%, 04/20/00.......................         10,000          9,998
    5.415%, 06/14/00.......................          8,000          7,999
    5.710%, 08/09/00.......................          3,330          3,327
    6.050%, 11/03/00.......................          8,000          8,004
  Federal Home Loan Bank Discount
    Note (A)
    5.600%, 01/19/00.......................         20,000         19,942
    5.520%, 02/09/00.......................         14,759         14,671
    5.520%, 03/31/00.......................         10,000          9,862
U.S. GOVERNMENT
  AGENCY OBLIGATIONS (continued)
  Freddie Mac Discount Note (A)
    5.520%, 02/03/00.......................     $    7,675    $     7,636
    5.550%, 02/24/00.......................         55,000         54,538
    5.540%, 03/16/00.......................         10,000          9,885
    5.481%, 03/23/00.......................         10,000          9,875
    5.230%, 07/06/00.......................         10,000          9,728
    5.260%, 07/17/00.......................         10,000          9,711
    5.486%, 08/01/00.......................          7,000          6,773
                                                              -----------

Total U.S. Government Agency Obligations
  (Cost $340,612)..........................                       340,612
                                                              -----------

REPURCHASE AGREEMENTS - 39.3%
  J.P. Morgan
    2.960%, dated 12/31/99, matures
    01/03/00, repurchase price
    $70,166,674 (collateralized by
    U.S. Government Agency
    Instruments, total market
    value: $71,552,358)....................         70,149         70,149
  Morgan Stanley
    3.000%, dated 12/31/99, matures
    01/03/00, repurchase price
    $20,204,860 (collateralized by
    U.S. Government Agency
    Instruments, total market
    value: $20,604,472)....................         20,200         20,200
  Prudential Securities
    2.800%, dated 12/31/99, matures
    01/03/00, repurchase price
    $109,974,562 (collateralized by
    U.S. Government Agency
    Instruments, total market
    value: $112,148,580)...................        109,949        109,949
  Warburg
    2.960%, dated 12/31/99, matures
    01/03/00, repurchase price
    $20,171,672 (collateralized by
    U.S. Government Agency
    Instruments, total market
    value: $20,572,954)....................         20,167         20,167
                                                              -----------

Total Repurchase Agreements
    (Cost $220,465)........................                       220,465
                                                              -----------

Total Investments - 100.1%
    (Cost $561,077)........................                       561,077
                                                              -----------

Net Other Assets and Liabilities - (0.1)%..                          (526)
                                                              -----------

Total Net Assets - 100.0%..................                   $   560,551
                                                              ===========

______________________________________________
(A) Rate noted represents annualized discount yield at the time of purchase. MTN Medium Term Note

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments

Money Market Fund\\(US)\\

[PIE CHART]


Bank Notes                                    Commercial Paper
4.6%                                                      36.9%

Certificates of Deposit
25.9%

                                     Repurchase Agreements and
                              Net Other Assets and Liabilities
                                                          32.6%

% of Total Net Assets

                                                    Face        Market
Description                                     Amount (000)  Value (000)
--------------------------------------------------------------------------
COMMERCIAL PAPER (A) - 36.9%
  American Express Credit
   6.400%, 01/18/00........................     $   50,000    $   49,849
  Associates First Capital
   5.900%, 01/26/00........................         30,000        29,877
  Bear Stearns
   5.810%, 03/09/00........................         15,000        14,835
   5.810%, 03/23/00........................         15,000        14,801
  Blue Ridge Asset Funding
   6.276%, 01/18/00........................         31,000        30,908
   6.750%, 01/20/00........................          9,720         9,685
  Centric Capital
   5.200%, 01/06/00........................         17,500        17,487
  Chase Manhattan
   5.450%, 01/31/00........................         30,000        29,864
  Citicorp
   5.920%, 01/27/00........................         25,000        24,893
  General Electric Capital
   5.270%, 01/24/00........................         15,000        14,950
   5.420%, 01/27/00........................         10,000         9,961
   5.760%, 02/17/00........................         15,000        14,887
   5.870%, 02/24/00........................         15,000        14,868
  Goldman Sachs Group
   6.140%, 02/28/00........................         20,000        19,802
  Merrill Lynch & Co.
   5.870%, 01/31/00........................         20,000        19,902
   5.980%, 02/03/00........................         25,000        24,863
  Morgan (J.P.) & Co.
   5.313%, 01/19/00........................         20,000        19,946
  Quincy Capital
   6.270%, 01/13/00........................         15,000        14,969
  Receivables Capital
   6.350%, 01/18/00........................         15,855        15,807
   5.900%, 01/27/00........................         15,000        14,936
COMMERCIAL PAPER (continued)
  Unifunding
   5.850%, 02/10/00........................     $   25,000    $   24,838
  Variable Funding Capital
   5.930%, 01/20/00........................         30,000        29,906
   5.650%, 02/16/00........................         25,000        24,820
  Wells Fargo
   5.950%, 02/10/00........................         25,000        24,835
                                                              ----------

Total Commercial Paper
 (Cost $511,489)...........................                      511,489
                                                              ----------

CERTIFICATES OF DEPOSIT - 25.9%
  Bank of Montreal
   5.090%, 04/17/00........................         10,000         9,999
  Bank of Nova Scotia (NY)
   6.000%, 02/01/00........................         40,000        40,000
  Barclays Bank (NY)
   5.610%, 06/14/00........................         12,000        11,998
  Bayerische HypoVereinsbank
   5.100%, 04/12/00........................         15,000        15,000
  Bayerische Landesbank (NY)
   5.120%, 02/23/00........................         20,000        19,999
   5.115%, 03/21/00........................         10,000         9,996
  Canadian Imperial Bank
   6.200%, 08/01/00........................         18,000        18,017
  Deutsche Bank (NY)
   5.020%, 01/12/00........................         15,000        15,000
   5.060%, 04/17/00........................         10,000         9,999
   6.010%, 09/05/00........................          8,000         7,998
  Harris Trust & Savings
   6.200%, 01/10/00........................         15,000        15,000
  Lloyds Bank
   6.000%, 08/14/00........................         11,000        10,997
  Regions Bank (AL)
   5.550%, 01/10/00........................         25,000        25,000
   5.870%, 01/12/00........................         15,000        15,000
   5.820%, 02/22/00........................         15,000        15,000
  Royal Bank of Canada (NY)
   4.970%, 02/02/00........................         15,000        15,000
   4.970%, 02/03/00........................         10,000        10,000
  Societe Generale (NY)
   5.025%, 01/14/00........................         13,000        13,000
  Toronto Dominion Bank (NY)
   6.405%, 01/24/00........................         30,000        30,000
   5.000%, 02/04/00........................         10,000        10,000
   5.180%, 02/29/00........................         10,000         9,999
  Union Bank of Switzerland (NY)
   5.400%, 05/30/00........................         12,000        11,993
   5.760%, 07/05/00........................         20,000        19,996
                                                              ----------

     Total Certificates of Deposit
       (Cost $358,991).....................                      358,991
                                                              ----------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                Face         Market
Description                                  Amount (000)  Value (000)
----------------------------------------------------------------------
BANK NOTES - 4.6%
  Bank of America
   6.030%, 02/22/00.........................    $  20,000   $   19,994
  Fifth Third Bancorp
   5.970%, 01/27/00.........................       25,000       25,000
  FNB Chicago
   6.015%, 08/14/00.........................       18,500       18,496
                                                            ----------

Total Bank Notes
 (Cost $63,490).............................                    63,490
                                                            ----------

REPURCHASE AGREEMENTS - 32.2%
 J.P. Morgan
   3.020%, dated 12/31/99, matures
   01/03/00, repurchase price
   $182,019,835 (collateralized by
   U.S. Government Agency
   Instruments, total market
   value: $185,613,513).....................      181,974      181,974
 Morgan Stanley
   3.000%, dated 12/31/99, matures
   01/03/00, repurchase price
   $59,289,974 (collateralized by
   U.S. Government Agency
   Instruments, total market
   value: $60,461,022)......................       59,275       59,275
 Prudential Securities
   2.800%, dated 12/31/99, matures
   01/03/00, repurchase price
   $140,722,497 (collateralized by
   U.S. Government Agency
   Instruments, total market
   value: $143,504,098).....................      140,690      140,690
 Warburg
   3.020%, dated 12/31/99, matures
   01/03/00, repurchase price
   $64,281,519 (collateralized by
   U.S. Treasury Instrument,
   total market value: $65,550,911).........       64,265       64,265
                                                            ----------

Total Repurchase Agreements
 (Cost $446,204)............................                   446,204
                                                            ----------
Total Investments - 99.6%
 (Cost $1,380,174)..........................                 1,380,174
                                                            ----------

Net Other Assets and Liabilities - 0.4%.....                     5,604
                                                            ----------

Total Net Assets - 100.0%...................                $1,385,778
                                                            ==========

____________________
(A)  Rate noted represents annualized discount yield at the time of purchase.
(AL) Alabama
(NY) New York

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999
Schedule of Investments

Tax-Exempt Money Market Fund\\(US)\\

                                  [PIE CHART]

Repurchase Agreement and
Net Other Assets and Liabilities                                 Municipal Bonds
8.9%                                                                       91.1%





% of Total Net Assets

                                                   Face              Market
Description                                     Amount (000)       Value (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS - 91.1%
 Alaska - 1.6%
  Valdez Marine Terminal RB
   Exxon Pipeline Co. Project
   4.850%, 01/03/00 (1).............              $   5,700         $    5,700
                                                                    ----------

 Arizona - 5.3%
  Salt River Project TECP
   3.850%, 01/10/00.................                  2,000              2,000
   3.850%, 01/11/00.................                  8,000              8,000
   3.500%, 01/19/00.................                  3,900              3,900
  Tempe Excise Tax RB
   4.900%, 02/05/00 (1).............                  4,500              4,500
                                                                    ----------
                                                                        18,400
 Colorado - 2.4%                                                    ----------
  Colorado Educational and
   Cultural Facilities RB
   Naropa University Project
   5.600%, 02/06/00 (1).............                  3,275              3,275
   National Cable Television Center
   5.600%, 02/06/00 (1).............                  5,000              5,000
                                                                    ----------
                                                                         8,275
                                                                    ----------
 Florida - 4.0%
  Jacksonville Electric Authority
   TECP
   3.850%, 01/10/00.................                 13,950             13,950
                                                                    ----------
 Illinois - 4.3%
  Chicago Park District Warrants
   4.375%, 09/15/00.................              $   5,000         $    5,026
  Illinois Development Finance
   Authority RB
   Saint Xavier University
   5.550%, 02/05/00 (1).............                    180                180
  Illinois Health Facilities Authority
   TECP, Series 97-B
   3.750%, 04/11/00.................                 10,000              10,00
                                                                    ----------
                                                                        15,206
                                                                    ----------
 Indiana - 6.6%
  Hammond Pollution Control RB
   Amoco Oil Project
   4.850%, 01/03/00 (1).............                  2,235              2,235
  Mt. Vernon Pollution Control
   TECP, Series 89-A
   3.700%, 01/10/00.................                 12,000             12,000
  Sullivan Pollution Control
   Hoosier Energy Rural Electric
   TECP, Series L-4
   3.850%, 01/10/00.................                  2,400              2,400
   3.500%, 01/20/00.................                  3,000              3,000
   3.750%, 01/20/00.................                  1,250              1,250
  Sullivan Pollution Control
   Hoosier Energy Rural Electric
   TECP, Series L-6
   3.750%, 01/20/00.................                  2,100              2,100
                                                                    ----------
                                                                        22,985
                                                                    ----------
 Iowa - 2.0%
  Iowa State School Cash
   Anticipation Program Warrants
   Series A
   4.000%, 06/23/00.................                  4,000              4,014
   Series B
   3.500%, 01/28/00.................                  3,000              3,001
                                                                    ----------
                                                                         7,015
                                                                    ----------
Kentucky - 2.3%
  Jefferson County TECP
   Series 93-A
   3.600%, 01/25/00.................                  5,000              5,000
   Series 96-A
   3.600%, 01/25/00.................                  3,000              3,000
                                                                    ----------
                                                                         8,000
                                                                    ----------

 Louisiana - 0.1%
  St. Charles Parish Pollution
   Control RB, Series B
   4.850%, 01/03/00 (1).............                    500                500

                                                                    ----------



   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                                               Face            Market
Description                                                                Amount (000)      Value (000)
--------------------------------------------------------------------------------------------------------
  Maryland - 2.9%
   Maryland State Health &
    Higher Education
    Facilities Authority RB
    Pooled Loan Program, Series B
    5.150%, 02/05/00 (1)................................................   $     4,100       $    4,100
   Maryland State Health &
    Higher Education
    Facilities Authority RB
    Pooled Loan Program, Series D
    5.350%, 02/05/00 (1)................................................         5,960            5,960
                                                                                             ----------
                                                                                                 10,060
                                                                                             ----------

  Minnesota - 9.0%
   Becker, Pollution Control RB
    TECP, Northern State Power Co.
    Series 93-A
    3.700%, 02/16/00....................................................         8,000            8,000
    Hennepin County, GO, Series C
    5.400%, 02/06/00 (1)................................................         1,700            1,700
    5.400%, 02/06/00 (1)................................................         1,050            1,050
   Minneapolis, GO, Series A
    5.400%, 02/06/00 (1)................................................         4,600            4,600
    Series B
    5.400%, 02/06/00 (1)................................................         2,200            2,200
    5.400%, 02/06/00 (1)................................................         5,830            5,830
   Minnesota School Districts TRAN
    Series B
    2.950%, 02/24/00....................................................         3,000            3,000
   Owatonna Hospital RB
    Health Central System
    5.000%, 02/05/00(1).................................................         5,340            5,340
                                                                                             ----------
                                                                                                 31,720
                                                                                             ----------

  Missouri - 1.1%
   Missouri State Health & Educational
    Facilities Authority RB
    The Washington University, Series A
    3.650%, 03/01/00....................................................         2,000            2,000
   Missouri State Health & Educational
    Facilities Authority RB
    The Washington University, Series B
    3.650%, 03/01/00....................................................         2,000            2,000
                                                                                             ----------
                                                                                                  4,000
                                                                                             ----------

  Nebraska - 2.9%
   Omaha Public Power District TECP
    3.750%, 01/18/00....................................................         4,000            4,000
    3.850%, 01/18/00....................................................         6,000            6,000
                                                                                             ----------
                                                                                                 10,000
                                                                                             ----------

  Nevada - 1.7%
   Las Vegas Valley Water
    District TECP, Series A
    3.750%, 03/01/00....................................................   $     6,000       $    6,000
                                                                                             ----------

  New Jersey - 1.7%
   New Jersey State TECP
    Series 00-A
    3.850%, 02/08/00....................................................         3,000            3,000
    3.700%, 02/14/00....................................................         3,000            3,000
                                                                                             ----------
                                                                                                  6,000
                                                                                             ----------

  New Mexico - 5.8%
   Hurley Pollution Control RB
    4.850%, 01/03/00 (1)................................................        14,000           14,000
   New Mexico State TRAN
    4.000%, 06/30/00....................................................         6,400            6,424
                                                                                             ----------
                                                                                                 20,424
                                                                                             ----------

  New York - 12.2%
   New York, GO, Series B
    4.500%, 01/03/00 (1)................................................         7,000            7,000
    4.500%, 01/03/00 (1)................................................         6,000            6,000
   New York State Dormitory
    Authority RB
    Memorial Sloan-Kettering, Series C
    5.500%, 02/06/00 (1)................................................        15,000           15,000
   New York State Local
    Government Assistance RB
    Series D
    5.200%, 02/06/00 (1)................................................        14,000           14,000
    Series E
    5.200%, 02/06/00 (1)................................................           900              900
                                                                                             ----------
                                                                                                 42,900
                                                                                             ----------

  Ohio - 0.7%
   Ohio State Air Quality
    Development Authority RB
    Cincinnati Gas & Electric
    Series B
    4.850%, 01/03/00(1).................................................         2,600            2,600
                                                                                             ----------

  South Carolina - 1.8%
   Piedmont Municipal Power Agency RB
    Series C, MBIA
    5.650%, 02/05/00 (1)................................................         6,400            6,400
                                                                                             ----------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


Schedule of Investments

                                                   Face       Market
Description                                     Amount (000)  Value (000)
----------------------------------------------------------------------------
Texas - 8.1%
  Austin, TECP
   Combined Utility System, Series A
   3.800%, 03/09/00........................     $  10,000   $ 10,000
  Travis & Williams Co.
   3.650%, 03/09/00........................         3,000      3,000
  Harris County, GO
   Tax Anticipation Notes
   4.000%, 02/29/00........................         3,000      3,002
  Harris County, Health Facilities
   Development Corp., Texas
   Medical Center Project
   4.500%, 01/03/00(1).....................           600        600
  Texas Higher Education Authority RB
   Series B, FGIC
   5.500%, 02/06/00 (1)....................         1,575      1,575
  Texas State TRAN, Series A
   4.500%, 08/31/00........................        10,000     10,051
                                                            --------
                                                              28,228
                                                            --------

Virginia - 2.9%
  Peninsula Ports Authority TECP
   Coal Term RB
   3.400%, 01/18/00........................        10,000     10,000
                                                            --------
Wisconsin - 5.0%
  Milwaukee TRAN, Series A
   3.500%, 02/24/00........................         3,500      3,501
  State of Wisconsin, GO
   Series 98-A
   3.350%, 01/18/00........................         2,213      2,213
  State of Wisconsin
   Transportation, TECP
   3.850%, 02/08/00........................         2,599      2,599
   3.700%, 03/09/00........................         7,711      7,711
   3.800%, 03/09/00........................         1,436      1,436
                                                            --------
                                                              17,460
                                                            --------
Wyoming - 6.7%
  Gillette, Pollution Control RB
   5.500%, 02/06/00 (1)....................         4,000      4,000
  Lincoln County Pollution
   Control RB, Exxon Project
   4.850%, 01/03/00 (1)....................        10,000     10,000
  Sweetwater County Pollution
   Control RB
   PacifiCorp. Project, Series B
   4.500%, 01/03/00 (1)....................         3,000      3,000
  Sweetwater County Pollution
   Control RB
   PacifiCorp. Project, TECP
   3.600%, 01/13/00........................     $   5,000   $  5,000
   3.750%, 02/01/00........................         1,500      1,500
                                                            --------
                                                              23,500
                                                            --------
Total Municipal Bonds
   (Cost $319,323).........................                  319,323
                                                            --------

REPURCHASE AGREEMENT - 8.6%
  J.P. Morgan
   3.200%, dated 12/31/99, matures
   01/03/00, repurchase price
   $30,049,473 (collateralized by
   U.S. Government Agency
   Instruments, total market
   value: $30,642,291).....................        30,042     30,042
                                                            --------

 Total Repurchase Agreement
   (Cost $30,042)..........................                   30,042
                                                            --------

Total Investments - 99.7%
   (Cost $349,365).........................                  349,365
                                                            --------

Net Other Assets and Liabilities - 0.3%                        1,220
                                                            --------

Total Net Assets - 100.0%..................                 $350,585
                                                            ========

_____________________________________________
(1) Variable rate instrument. The rate reported on the Schedule Investments is the rate in effect on December 31, 1999. The maturity date shown is the next scheduled reset date.
GO    General Obligation
RB    Revenue Bond
TECP  Tax-Exempt Commercial Paper
TRAN  Tax & Revenue Anticipation Note

Financial Guaranty Insurance Corporations (FGIC) and Municipal Bond Insurance Association (MBIA) have provided underlying credit support for certain securities as defined within the Schedule of Investments. At December 31, 1999, these securities amounted to $1,575,000 or 0.4% of net assets and $6,400,000 or 1.8% of net assets, respectively.

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Fixed Income Fund\\(US)\\

                                  [PIE CHART]

Commercial                                              Repurchase Agreement and
Mortgage-Backed Security                        Net Other Assets and Liabilities
2.5%                                                                        4.0%

Asset-Backed Securities
3.7%

Foreign Corporate
Notes and Bonds
4.9%

U.S. Government                                                  U.S. Government
Agency Obligations                                               Mortgage-Backed
10.3%                                                                 Securities
                                                                           31.8%

U.S. Treasury
Obligations
18.4%

                                                       Corporate Notes and Bonds
                                                                           24.4%

% of Total Net Assets

                                                    Face          Market
Description                                     Amount (000)    Value (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES - 31.8%
  Fannie Mae, Pass Thru
   7.000%, 10/01/14, Pool # 323975...........   $   5,849   $   5,787
   7.500%, 05/01/27, Pool # 421454...........       1,885       1,865
   6.500%, 05/01/28, Pool # 436779...........       5,267       4,966
   7.000%, 01/01/29, Pool # 323542...........       2,537       2,454
   7.500%, 01/01/29, Pool # 492910...........       1,497       1,481
   7.000%, 03/01/29, Pool # 323657...........       3,969       3,840
   6.500%, 06/01/29, Pool # 504545...........       7,800       7,354
   8.000%, 09/01/29, Pool # 252802...........       5,442       5,490
Fannie Mae, REMIC
   6.500%, 06/25/12, CMO
   Series 1999-41, Class PC..................       4,685       4,554
Freddie Mac, REMIC
   6.500%, 05/15/24, CMO
   Series 2149, Class TF.....................       4,090       3,909
Ginnie Mae, Pass Thru
   7.000%, 12/15/23, Pool # 366646...........       2,453       2,371
   7.000%, 03/15/26, Pool # 417290...........       3,207       3,100
   7.000%, 05/15/29, Pool # 487221...........       2,993       2,893
   7.000%, 05/15/29, Pool # 487222...........       3,864       3,735
   7.500%, 11/20/29, Pool # 002839...........       6,492       6,405
                                                            ---------
Total U.S. Government
  Mortgage-Backed Securities
  (Cost $61,694).............................                  60,204
                                                            ---------

CORPORATE NOTES AND BONDS - 24.4%
  Basic Materials - 1.1%
   Dow Chemical, Debentures
    7.375%, 11/01/29.........................   $   2,250   $   2,153
                                                            ---------

Communication Services - 0.7%
  Jones Intercable, Senior Notes
    9.625%, 03/15/02.........................       1,200       1,253
                                                            ---------

Consumer Cyclicals - 6.2%
  Federated Department Stores, Senior Notes
   8.125%, 10/15/02..........................       2,150       2,194
  Ford Motor
   7.450%, 07/16/31..........................       2,125       2,044
  Saks
   8.250%, 11/15/08..........................       4,000       3,889
  Wal-Mart Stores, Senior Notes
   6.875%, 08/10/09..........................       3,790       3,689
                                                            ---------
                                                               11,816
                                                            ---------

Consumer Staples - 1.8%
  Time Warner Entertainment, Debentures
   7.250%, 09/01/08..........................       3,400       3,308
                                                            ---------

Financial - 5.8%
  Abbey National PLC, Yankee
   Subordinated Debentures
   7.950%, 10/26/29..........................       2,000       1,997
 Associates of North America
   Senior Notes
   6.450%, 10/15/01..........................       1,765       1,750
 National Rural Utilities
   Cooperative Finance
   5.300%, 09/25/03..........................       3,795       3,592
 Wells Fargo
   6.625%, 07/15/04..........................       3,700       3,619
                                                            ---------
                                                               10,958
                                                            ---------

Industrial - 1.6%
  Owens Corning
   7.500%, 05/01/05..........................       3,175       3,015
                                                            ---------

Technology - 1.6%
  International Business Machines, MTN
   5.625%, 04/12/04..........................       3,245       3,078
                                                            ---------


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments
                                               Face                 Market
Description                                 Amount (000)          Value (000)
--------------------------------------------------------------------------------
Telecommunications - 2.8%
   MCI WorldCom
    6.250%, 08/15/03.......................   $    3,400         $      3,308
   360 Communications, Senior Notes
    7.125%, 03/01/03.......................        2,055                2,052
                                                                 ------------
                                                                        5,360
                                                                 ------------

  Transportation - 1.5%
   Continental Airlines,
   Series 99-2, Class A
      7.256%, 03/15/20.....................        3,015                2,881
                                                                 ------------

  Utilities - 1.3%
   Long Island Lighting, Debentures
    8.200%, 03/15/23.......................        2,570                2,512
                                                                 ------------

Total Corporate Notes and Bonds
  (Cost $48,288)...........................                            46,334
                                                                 ------------

U.S. TREASURY OBLIGATIONS - 18.4%
 U.S. Treasury Bonds
   7.250%, 05/15/16........................       18,250               19,077
   6.125%, 08/15/29........................        4,000                3,814
 U.S. Treasury Notes
   6.375%, 09/30/01........................        2,800                2,805
   5.250%, 05/15/04........................        1,440                1,379
   7.000%, 07/15/06........................        3,500                3,585
   6.000%, 08/15/09........................        4,300                4,166
                                                                 ------------

Total U.S. Treasury Obligations
 (Cost $35,798)............................                            34,826
                                                                 ------------

U.S. GOVERNMENT
 AGENCY OBLIGATIONS - 10.3%
 Fannie Mae
   5.625%, 05/14/04........................        5,200                4,960
   5.750%, 06/15/05........................        4,700                4,462
   5.510%, 04/19/02, MTN...................        2,280                2,226
   6.180%, 02/19/09, MTN...................        1,635                1,511
 Freddie Mac
   5.000%, 01/15/04........................        3,000                2,805
   6.750%, 09/15/29........................        3,700                3,501
                                                                 ------------

Total U.S. Government Agency Obligations
 (Cost $20,098)............................                            19,465
                                                                 ------------

FOREIGN CORPORATE NOTES AND BONDS - 4.9%
 Energy - 1.1%
  Norsk Hydro, Yankee Notes
   6.700%, 01/15/18........................   $    2,425         $      2,139
                                                                 ------------
 Financial - 2.0%
  Korea Development Bank
   7.125%, 04/22/04........................        1,615                1,576
   7.375%, 09/17/04........................        2,215                2,175
                                                                 ------------
                                                                        3,751
                                                                 ------------
 Utilities - 1.8%
  Korea Electric Power, Yankee
   Debentures
   6.000%, 12/01/26........................        3,440                3,330
                                                                 ------------
Total Foreign Corporate Notes and Bonds
 (Cost $9,269).............................                             9,220
                                                                 ------------
ASSET-BACKED SECURITIES - 3.7%
 Advanta Equipment Receivables
  Series 1998-1, Class B
  6.100%, 12/15/06.........................        2,000                1,981
 Amresco Securitized Net Interest
  Series 1997-1, Class A, CMO
  7.545%, 09/26/27 (A).....................        2,715                2,617
 Chase Credit Card Master Trust
  Series 1997-5, Class A
  6.194%, 08/15/05.........................          500                  492
 First Sierra Receivables
  Series 1997-1, Class A4
  6.350%, 03/10/05.........................        2,000                1,977
                                                                 ------------
Total Asset-Backed Securities
 (Cost $9,528).............................                             7,067
                                                                 ------------

COMMERCIAL MORTGAGE-BACKED SECURITY - 2.5%
 Asset Securitization Corp.
  Series 1995-MD4, Class A1
  7.100%, 08/13/29.........................        4,798                4,735
                                                                 ------------
Total Commercial Mortgage-Backed Security
 (Cost $2,696).............................                             4,735
                                                                 ------------





   The accompanying notes are an integral part of the financial statements.

Schedule of Investments
                                                Face               Market
Description                                  Amount (000)        Value (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.9%
 J.P. Morgan
    3.200%, dated 12/31/99, matures
    01/03/00, repurchase price $5,481,273
    (collateralized by U.S. Government
    Agency Instrument, total market
    value: $5,589,409)......................  $    5,480        $     5,480
                                                                -----------

Total Repurchase Agreement
 (Cost $5,480)..............................                          5,480
                                                                -----------

Total Investments - 98.9%
 (Cost $192,851)............................                        187,331
                                                                -----------

Net Other Assets and Liabilities - 1.1%                               2,119
                                                                -----------


Total Net Assets - 100.0%...................                    $   189,450
                                                                ===========


------------------------------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $2,616,570 or 1.4% of net assets.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit




   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments

Tax-Exempt Fixed Income Fund\\(US)\\

                                 [PIE CHART]


Investment Company and
Net Other Assets and Liabilities
2.5%



                                                                 Municipal Bonds
                                                                          97.5%
% of Total net Assets


                                                Face               Market
Description                                  Amount (000)        Value (000)
------------------------------------------------------------------------------
MUNICIPAL BONDS- 97.5%
 Arkansas - 6.7%
   Arkansas State Development
    Financial Authority,
    Wastewater System RB, Series A
    5.850%, 12/01/19...............          $      1,000        $       990
   Jefferson County
    Pollution Control RB
    Arkansas Power & Light Co.
    Project, AMBAC
    6.300%, 06/01/18...............                 1,000              1,035
                                                                 -----------
                                                                       2,025
                                                                 -----------

 Illinois - 24.4%
   Chicago Board of Education
    School Reform Board, Series A, GO
    FGIC
    5.250%, 12/01/20...............                 1,000                896
   Chicago Gas Supply RB
    Peoples Gas Light & Coke
    7.500%, 03/01/15...............                 1,000              1,024
   Chicago Metropolitan Water
    Reclamation District, Greater
    Chicago Capital Improvement, GO
    5.500%, 12/01/12...............                 1,000                988
   Cook County, Capital Improvement
    GO, FGIC, C60
    5.750%, 11/15/12...............                 1,000              1,050
   Cook County Community School
    District No. 118-Palos, GO, FSA
    4.850%, 12/01/01...............                 1,000              1,006
   Illinois Development Finance
    Authority RB
    Lincoln Way Community, FGIC
    5.700%, 01/01/18...............          $      1,400        $     1,370
   Lake County High School District
    No. 113, Highland Park, GO
    3.450%, 12/01/00...............                 1,000                992
                                                                 -----------
                                                                       7,326
                                                                 -----------

 Kentucky - 3.3%
   Lexington-Fayette Urban County
    Detention Center Project GO
    4.250%, 05/01/03...............                1,000                 986
                                                                 -----------
Massachusetts - 3.0%
   Amherst-Pelham Regional School District
    GO, AMBAC
    5.125%, 05/15/18...............                1,000                 894
                                                                 -----------

Michigan - 4.3%
   Michigan State House of Representatives
    Capital Outlook, AMBAC
    5.000%, 08/15/20...............                1,500               1,294
                                                                 -----------

Mississippi - 3.5%
   Mississippi State Hospital Equipment
    & Facilities Authority RB
    Baptist Medical Center Project, MBIA
    6.500%, 05/01/10...............                1,000               1,065
                                                                 -----------

Missouri - 7.4%
   Missouri State Health & Educational
    Facilities Authority RB, BJC Health
    Systems Project, Series A
    Escrowed to maturity
    6.750%, 05/15/10...............                2,000               2,230
                                                                 -----------

Nevada - 3.5%
   Clark County Refunding & Transit
    Improvement RB, MBIA, Series A
    Pre-refunded 06/01/04
    6.200%, 06/01/19...............                1,000               1,064
                                                                 -----------

New York - 5.1%
   New York State Highway & Bridge
    Improvement Fund RB
    MBIA, Series A
    5.600%, 04/01/10...............                1,500               1,534
                                                                 -----------

Oklahoma - 3.5%
   Tulsa, Industrial Authority RB,
    St. John's Medical Center Project
    Pre-refunded 02/15/06
    6.250%, 02/15/17...............                1,000               1,066
                                                                 -----------


The accompanying notes are an integral part of the financial statements.

Schedule of Investments
                                              Face              Market
Description                                   Amount (000)   Value (000)
-------------------------------------------------------------------------

Tennessee - 3.5%
  Shelby County School District
     GO, Series A, Pre-refunded 06/01/06
     5.850%, 06/01/17..........................    $ 1,000      $  1,045
                                                                --------
Texas - 14.9%
  Dallas Independent School District, GO
     5.250%, 08/15/12..........................      1,000           978

Texas State, Series B, GO
     5.125%, 10/01/14..........................      1,000           936

Texas State Water Financial Assistance, GO
     5.250%, 08/01/21..........................      1,720         1,541

  Victoria County Hospital RB,
     Citizens Medical Center, AMBAC
     6.250%, 01/01/16..........................      1,000         1,018
                                                                --------
                                                                   4,473
                                                                --------
Utah - 1.7%
  Intermountain Power Agency
     Power Supply RB, Series A
     7.300%, 07/01/00..........................        500           507
                                                                --------
Vermont - 3.5%
  Vermont Municipal Bond Bank, RB
     5.900%, 12/01/04..........................      1,000         1,050
                                                                --------
Washington - 9.2%
  Chelan County Public Utilities
     District No. 001 RB
     Chelan Hydro, Series G
     5.375%, 06/01/18..........................      1,000           925
  Port of Seattle Passenger
     Facilities RB, Series A, MBIA
     5.000%, 12/01/23..........................      1,000           841
  Washington State Public Power Supply
     System RB, Nuclear Project No. 1
     Series C, AMBAC
     5.500%, 07/01/10..........................      1,000         1,002
                                                                --------
                                                                   2,768
                                                                --------
Total Municipal Bonds
   (Cost $29,234)..............................                   29,327
                                                                --------

INVESTMENT COMPANY - 1.5%
   Provident Mutual Money Market...............    457,803      $    458
                                                                --------

Total Investment Company
  (Cost $458)..................................                      458
                                                                --------

Total Investments - 99.0%
  (Cost $29,692)...............................                   29,785
                                                                --------

Net Other Assets and Liabilities - 1.0%........                      287
                                                                --------

Total Net Assets - 100.0%......................                 $ 30,072
                                                                ========
__________________________
GO   General Obligation

RB   Revenue Bond

American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Corporation (FGIC), Financial Security Assurance Company (FSA) and Municipal Bond Insurance Association (MBIA) have provided underlying credit support for certain securities as defined within the Schedule of Investments. At December 31, 1999, these securities amounted to $5,242,500 or 17.4% of net assets; $3,316,500 or 11.0% of net assets; $1,006,250 or 3.3% of net assets and $4,503,750 or 15.0% of net assets, respectively.

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


Schedule of Investments

International Fixed Income Fund \\(US)\\

[PIE CHART APPEARS HERE]

Net Other Assets and Liabilities
1.9%

Government Agencies
3.3%

Financial
18.0%

                                            Government
                                              National
                                                  53.6%

Banks
23.2%

% of Total Net Assets

                                        Face                 Market
Description                           Amount (000)/(1)/     Value (000)
------------------------------------------------------------------------
FOREIGN BONDS - 98.1%
  Australia - 3.7%
    Bank of Western Australia
     7.250%, 09/29/03............       $         400             $  262
    Treasury Corp. of Victoria
     8.250%, 10/15/03............                 400                274
                                                                  ------
                                                                     536
                                                                  ------
  Austria - 5.7%
     Republic of Austria
      4.500%, 09/28/05...........JPY           70,000                813
                                                                  ------

  Belgium - 4.4%
     Kingdom of Belgium
      9.000%, 03/25/03...........EURO             558                633
                                                                  ------
  Canada - 9.7%
   Canadian Government
      8.750%, 12/01/05...........               1,000                776
      1.900%, 03/23/09...........JPY           62,000                621
                                                                  ------
                                                                   1,397
                                                                  ------

Denmark - 4.0%
   Kingdom of Denmark
     7.000%, 12/15/04............               4,000                582
                                                                  ------

Finland - 4.1%
Republic of Finland
8.250%, 06/25/02.................DEM            1,050                585
                                                                  ------

France - 4.2%
  Government of France
     5.250%, 04/25/08............EURO             297                297
     8.500%, 04/25/23............EURO             229                304
                                                                  ------
                                                                     601
                                                                  ------

Germany-6.8%
  Bundesrepublic Deutschland
     8.375%, 05/21/01............EURO             511             $  544
  Bundesrepublic Deutschland
     Series 98
     5.625%, 01/04/28............EURO             450                430
                                                                  ------
                                                                     974
                                                                  ------
Greece - 4.2%
  Hellenic Republic
     6.500%, 01/11/14............             200,000                605
                                                                  ------

Ireland - 3.6%
  Government of Ireland
     9.250%, 07/11/03............EUR0             450                520
                                                                  ------

Italy - 3.3%
  Republic of Italy
     5.000%, 12/15/04............JPY           40,000                467
                                                                  ------

Japan - 6.7%
  Export-Import Bank of Japan
     2.875%, 07/28/05............              90,000                964
                                                                  ------

Netherlands - 10.3%
  Deutsche Finance BV
     6.000%, 01/12/04............               1,000                469
  International Nederland Bank, MTN
     6.000%, 10/01/07............               1,000                455
  Kingdom of Netherlands
     8.250%, 06/15/02............EURO             318                347
     7.500%, 01/15/23
     Principal Strip A...........EURO             908                216
                                                                  ------
                                                                   1,487
                                                                  ------

Spain - 3.2%
  Kingdom of Spain
     6.150%, 01/31/13............EURO             450                466
                                                                  ------

Supranational - 11.5%
  European Investment Bank
     8.000%, 06/10/03............GBP              700              1,166
  World Bank
     5.250%, 03/20/02............JPY           45,000                489
                                                                  ------
                                                                   1,655
                                                                  ------
Sweden - 3.4%
  Kingdom of Sweden
     13.000%, 06/15/01...........               1,000                131
      6.000%, 02/09/05...........               3,000                362
                                                                  ------
                                                                     493
                                                                  ------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                 Face           Market
Description                                Amount (000)/(1)/  Value (000)
-------------------------------------------------------------------------

United States - 9.3%
  Fannie Mae
     1.750%, 03/26/08
     Series E, MTN..................  JPY      80,000           $    798
  Tennessee Valley Authority
     6.375%, 09/18/06...............  DEM       1,000                545
                                                                --------
                                                                   1,343
                                                                --------


Total Foreign Bonds
  (Cost $14,654)....................                              14,121
                                                                --------

Total Investments - 98.1%
  (Cost $14,654)....................                              14,121
                                                                --------


Net Other Assets and Liabilities - 1.9%                              279
                                                                --------


Total Net Assets - 100.0%...........                            $ 14,400
                                                                ========

__________________________________________________
(1)  In local currency unless otherwise noted.
(A)  Zero coupon bond. Rate reflects effective yield to maturity.
DEM  Deutsche Mark
EURO European Monetary Unit
GBP  Great Britain Pounds
JPY  Japanese Yen
MTN  Medium Term Note


As of December 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts:

                                                                                    Net Unrealized
    Contracts to Receive                In Exchange For       Settlement Date      Depreciation (000)
-----------------------------       ----------------------    ---------------      ------------------
EURO                1,204,819       U.S. Dollars 1,307,229      01/13/2000         $             (92)
                                                                                   ==================

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments

Balanced Fund\\(US)\\

                                  [PIE CHART]

Asset-Backed Securities                         Net Other Assets and Liabilities
0.9%                                                                       0.5%

U.S. Government Agency                                                Commercial
Obligations                                             Mortgage-Backed Security
2.4%                                                                       0.4%

U.S. Treasury
Obligations
3.9%

U.S. Government
Mortgage-Backed
Securities
9.1%


Foreign Corporate
Notes and Bonds
1.5%

Domestic Corporate
Notes and Bonds                                          Domestic Common Stocks
7.2%                                                                      74.1%

% of Total Net Assets

                                                            Market
Description                                     Shares    Value (000)
=====================================================================

DOMESTIC COMMON STOCKS - 74.1%
 Basic Materials - 2.9%
   Alcoa.....................................    8,500     $    706
   Dow Chemical..............................    4,000          534
   duPont (E. I.) deNemours..................   12,400          817
   Mead......................................   10,400          452
                                                           --------
                                                              2,509
                                                           --------

Capital Goods - 7.4%
   Caterpillar...............................    9,100          428
   Emerson Electric..........................    9,000          516
   General Electric..........................   18,000        2,785
   Honeywell International...................   10,800          623
   Pitney Bowes..............................    5,000          242
   Timken....................................   21,950          449
   Tyco International........................   20,600          801
   United Technologies.......................    9,500          618
                                                           --------
                                                              6,462
                                                           --------


Communication Services - 5.9%
   AT&T......................................   27,700        1,406
   GTE.......................................   18,400        1,298
   MCI WorldCom*.............................   22,050        1,170
   SBC Communications........................   26,200        1,277
                                                           --------
                                                              5,151
                                                           --------

Consumer Cyclicals - 7.3%
   American Greetings, Class A...............   18,100     $    428
   Ford Motor................................   13,350          713
   Home Depot................................   18,150        1,244
   Interpublic Group.........................   10,000          577
   May Department Stores (The)...............   14,300          461
   Service International.....................   60,300          418
   USG.......................................    7,600          358
   V.F.......................................   14,000          420
   Wal-Mart Stores...........................   25,600        1,770
                                                           --------
                                                              6,389
                                                           --------


Consumer Staples - 8.7%
   Albertson's...............................   15,900          513
   Coca-Cola.................................   22,000        1,282
   ConAgra...................................   20,200          456
   CVS.......................................   12,600          503
   Disney (Walt).............................   25,600          749
   Gillette..................................   15,700          647
   McDonald's................................   16,100          649
   Newell Rubbermaid.........................   15,700          455
   Philip Morris.............................   26,000          603
   Procter & Gamble..........................   11,100        1,216
   SUPERVALU.................................   24,300          486
                                                           --------
                                                              7,559
                                                           --------

Energy - 3.0%
   Exxon Mobil...............................   19,000        1,531
   Halliburton...............................   13,300          535
   Texaco....................................    9,900          538
                                                           --------
                                                              2,604
                                                           --------

Financial - 10.4%
   Allstate..................................   17,000          408
   American Express..........................    5,000          831
   American International Group..............   12,700        1,373
   Bank of America...........................   16,900          848
   Chase Manhattan...........................    9,500          738
   Citigroup.................................   25,400        1,411
   Fannie Mae................................   11,700          731
   FleetBoston Financial.....................   16,400          571
   Hartford Financial Services Group.........   10,500          497
   Lincoln National..........................   11,100          444
   Merrill Lynch.............................    6,600          551
   Wells Fargo...............................   18,000          728
                                                           --------
                                                              9,131
                                                           --------


Health Care - 6.9%
   Abbott Labs...............................   18,800          683
   Bristol-Myers Squibb......................   16,200        1,040
   Eli Lilly.................................   11,600          771
   Johnson & Johnson.........................   11,300        1,052
   Medtronic.................................   18,800          685
   Pfizer....................................   33,200        1,077
   Schering-Plough...........................   16,500          696
                                                           --------
                                                              6,004
                                                           --------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                            Shares/          Market
Description                            Face Amount (000)   Value (000)
---------------------------------------------------------------------
Technology - 19.4%
  Altera* ..........................           8,400       $   416
  Automatic Data Processing ........          11,200           603
  Cisco Systems* ...................          17,900         1,918
  Eastman Kodak ....................           6,450           427
  EMC* .............................           9,500         1,038
  Hewlett Packard ..................           9,500         1,082
  Intel ............................          19,400         1,597
  International Business Machines ..          14,200         1,534
  Lucent Technologies ..............          19,300         1,444
  Microsoft* .......................          28,000         3,269
  Nortel Networks ..................          12,000         1,212
  Sun Microsystems* ................          13,400         1,038
  Texas Instruments ................           9,000           872
  Xerox ............................          22,900           520
                                                           -------
                                                            16,970
                                                           -------
Transportation - 0.5%
  CNF Transportation ...............          13,600           469
                                                           -------


Utilities - 1.7%
  Enron ............................          13,700           608
  Southern .........................          20,000           470
  Utilicorp United .................          22,100           430
                                                           -------
                                                             1,508
                                                           -------

Total Domestic Common Stocks
(Cost $52,253) .....................                        64,756
                                                           -------
U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES - 9.1%
  Fannie Mae
    6.500%, 06/25/12, CMO, REMIC
      Series 1999-41, Class PC .....           $ 750           729
    7.000%, 10/01/14, Pool # 323975              292           289
    7.500%, 05/01/27, Pool # 421454              246           243
    6.500%, 05/01/28, Pool # 436779              662           624
    7.000%, 01/01/29, Pool # 323542              749           724
    7.500%, 01/01/29, Pool # 492910              237           235
    7.000%, 03/01/29, Pool # 323657              667           645
    7.000%, 09/01/29, Pool # 252716              495           479
    8.000%, 09/01/29, Pool # 252802              906           913
Freddie Mac, REMIC
    6.500%, 05/15/24, CMO, Series 2149           635           607
Ginnie Mae
    7.000%, 12/15/23, Pool # 366646              402           389
    7.000%, 03/15/26, Pool # 417290              526           509
    7.000%, 05/15/29, Pool # 487222              618           597
    7.500%, 11/20/29, Pool # 002839              999           985
                                                           -------
Total U.S. Government
  Mortgage-Backed Securities
  (Cost $8,192) ....................                         7,968
                                                           -------
                                                Face         Market
Description                                 Amount (000)   Value (000)
---------------------------------------------------------------------
DOMESTIC CORPORATE NOTES AND BONDS - 7.2%
  Basic Materials - 0.3%
    Dow Chemical, Debentures
      7.375%, 11/01/29 ..........              $ 325       $   311
                                                           -------
Consumer Cyclicals - 1.4%
  Federated Department Stores, Senior Notes
    8.125%, 10/15/02 ............                350           357
  Ford Motor
    7.450%, 07/16/31 ............                270           260
  Wal-Mart Stores, Senior Notes
    6.875%, 08/10/09.............                625           608
                                                           -------
                                                             1,225
                                                           -------
Consumer Staples - 0.7%
  Jones Intercable, Senior Notes
    9.625%, 03/15/02 ............                150           157
  Time Warner Entertainment, Debentures
    7.250%, 09/01/08 ............                430           418
                                                           -------
                                                               575
                                                           -------

Financial - 1.4%
  Associates of North America
    Senior Notes
    6.450%, 10/15/01 ............                300           298
  National Rural Utilities
  Cooperative Finance
    5.300%, 09/25/03 ............                440           416
  Wells Fargo
    6.625%, 07/15/04 ............                500           489
                                                           -------
                                                             1,203
                                                           -------
Industrial - 0.5%
  Owens Corning
    7.500%, 05/01/05 ............                420           399
                                                           -------
Technology - 0.9%
  International Business Machines, MTN
    5.625%, 04/12/04 ............                815           773
                                                           --------

Telecommunications - 1.1%
  MCI WorldCom
    6.250%, 08/15/03 ............                185           180
  360 Communications, Senior Notes
    7.125%, 03/01/03 ............                750           749
                                                           -------
                                                               929
Transportation - 0.5%                                      -------
  Continental Airlines, Class A
    Series 99-2
    7.256%, 03/15/20 ............                475           454
                                                           -------

The accompanying notes are an integral part of the financial statements.

                                                         Face          Market
Description                                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
  Utilities - 0.4%
    Long Island Lighting, Debentures
     8.200%, 03/15/23..............................   $      400      $     391
                                                                      ---------

Total Domestic Corporate Notes and Bonds
  (Cost $6,553)....................................                       6,260
                                                                      ---------

U.S. TREASURY OBLIGATIONS - 3.9%
  U.S. Treasury Bonds
     7.250%, 05/15/16..............................        1,450          1,516
     6.125%, 08/15/29..............................        1,240          1,182
  U.S. Treasury Notes
     5.250%, 05/15/04..............................          260            249
     5.500%, 05/15/09..............................          475            442
                                                                      ---------

Total U.S. Treasury Obligations
  (Cost $3,521)....................................                       3,389
                                                                      ---------
U.S. GOVERNMENT
  AGENCY OBLIGATIONS - 2.4%
  Fannie Mae
     5.510%, 04/19/02, MTN.........................          580            566
     5.625%, 05/14/04..............................          350            334
     6.180%, 02/19/09, MTN.........................          270            249
  Freddie Mac
     5.125%, 10/15/08..............................          400            350
     6.750%, 09/15/29..............................          590            558
                                                                      ---------

Total U.S. Government Agency Obligations
  (Cost $2,140)....................................                       2,057
                                                                      ---------

FOREIGN CORPORATE NOTES AND BONDS - 1.5%
  Energy - 0.3%
   Norsk Hydro, Yankee Notes
     6.700%, 01/15/18..............................          300            265
                                                                      ---------

Financial - 0.6%
  Korea Development Bank
     7.125%, 04/22/04..............................          185            181
     7.375%, 09/17/04..............................          360            353
                                                                      ---------
                                                                            534
                                                                      ---------

Utilities - 0.6%
  Korea Electric Power, Yankee, Debentures
     6.000%, 12/01/26..............................          515            499
                                                                      ---------

Total Foreign Corporate Notes and Bonds
  (Cost $1,304)....................................                       1,298
                                                                      ---------

ASSET-BACKED SECURITIES - 0.9%
Advanta Equipment Receivables
     Series 1998-1, Class B
     6.100%, 12/15/06..............................          250            248
Amresco Securitized Net Interest Margin
     Series 1997-1, Class A, CMO
     7.545%, 09/26/27 (A)..........................          452            436
Chase Credit Card Master Trust
     Series 1997-5, Class A
     6.194%, 08/15/05..............................          125            123
                                                                      ---------

Total Asset-Backed Securities
  (Cost $824)......................................                         807
                                                                      ---------

COMMERCIAL MORTGAGE-BACKED SECURITY - 0.4%
  Asset Securitization
     Series 1995-MD4, Class A1
     7.100%, 08/13/29..............................          391            386
                                                                      ---------

Total Commercial Mortgage-Backed Security
  (Cost $412)......................................                         386
                                                                      ---------

Total Investments - 99.5%
  (Cost $75,199)...................................                      86,921
                                                                      ---------

Net Other Assets and Liabilities - 0.5%............                         448
                                                                      ---------

Total Net Assets - 100.0%..........................                   $  87,369
                                                                      =========

-------------------------------------------------------------------------
*      Non-income producing security
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1999, these securities amounted to $436,095 or 0.5% of net assets.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

VALUE FUND\\(US)\\


                                 [PIE CHART]

Investment Company and                                Basic Materials
Net Other Assets and Liabilities                                 7.5%
0.69%
Utilities                                               Capital Goods
4.3%                                                             6.1%

Transportation                                          Communication
2.2%                                                         Services
                                                                 6.0%

Technology                                         Consumer Cyclicals
11.9%                                                            7.8%

Health care                                          Comsumer Staples
1.7%                                                            10.4%

Financial                                                      Energy
27.5%                                                           14.0%

% of Total Net Assets

                                                         Market
Description                            Shares            Value (000)
--------------------------------------------------------------------
COMMON STOCKS - 99.4%
 Basic Materials - 7.5%
  Alcoa.............................    7,850          $   652
  Cleveland-Cliffs..................   12,000              374
  Dow Chemical......................    7,600            1,016
  duPont (E.I.) deNemours...........   32,100            2,115
  Eastman Kodak.....................   12,800              848
  FMC*..............................   13,700              785
  Georgia-Pacific...................   10,550              535
  Lafarge...........................   12,650              349
  Mead..............................   21,200              921
  PPG Industries....................   20,700            1,295
  Sherwin-Williams..................   27,700              582
  Union Carbide.....................    7,000              467
  Westvaco..........................   15,450              504
  Willamette Industries.............   28,800            1,337
                                                       -------
                                                        11,780
                                                       -------


Capital Goods - 6.1%
  Boeing............................   11,600              482
  Caterpillar.......................   13,100              617
  Delphi Automotive System..........   29,100              458
  General Dynamics..................    6,150              324
  Honeywell International...........   13,400              773
  Illinois Tool Works...............    9,800              662
  Ingersoll-Rand....................   23,800            1,311
  Johnson Controls..................   12,000              683
  Minnesota Mining
     & Manufacturing................   14,600            1,429
  Parker Hannifin...................   18,900              970
  Timken............................   66,400            1,357
  United Technologies...............    8,200              533
                                                      --------
                                                         9,599
                                                      --------

 Communication Services - 6.0%
   ALLTEL...........................   12,400          $ 1,025
   AT&T.............................   27,200            1,380
   MCI WorldCom*....................   88,950            4,720
   US West..........................   25,500            1,836
   Vodafone AirTouch SP ADR.........   10,000              495
                                                      --------
                                                         9,456
                                                      --------

 Consumer Cyclicals - 7.8%
   Circuit City Stores-Circuit......
   City Group.......................   12,800              577
   Federated Department Stores*.....   17,700              895
   First Data.......................   19,400              957
   Ford Motor.......................   58,500            3,126
   General Motors...................    9,000              654
   Limited (The)....................   15,700              680
   Loews............................    5,900              358
   Lowe's...........................   25,300            1,512
   Marriott International, Class A..   18,300              578
   Sears, Roebuck...................   26,200              797
   Starwood Hotels & Resorts........   31,900              750
   TJX Companies....................   34,000              695
   USG                                 13,900              655
                                                      --------
                                                        12,234
                                                      --------

Consumer Staples - 10.4%
   CBS*.............................   31,800            2,033
   Comcast, Class A.................   30,600            1,547
   ConAgra..........................   35,600              803
   Darden Restaurants...............   23,600              428
   Deluxe...........................   15,500              425
   Disney (Walt)....................   20,900              611
   Fortune Brands...................   24,000              794
   Gannett..........................   11,100              905
   McGraw-Hill......................   30,400            1,873
   Philip Morris....................   36,700              851
   Sara Lee.........................   19,600              432
   SUPERVALU........................   99,300            1,986
   Time Warner......................   24,050            1,742
   Tribune..........................   22,350            1,231
   Washington Post..................    1,100              612
                                                      --------
                                                        16,273
                                                      --------

Energy - 14.0%
   BP Amoco.........................   30,150            1,788
   Chevron..........................   11,900            1,031
   Coastal..........................   25,350              898
   Columbia Energy Group............   16,100            1,018
   Diamond Offshore Drilling........   14,400              440
   Exxon Mobil......................  107,939            8,696
   Halliburton......................   14,600              588
   Kerr-McGee.......................    8,600              533
   National Fuel Gas................   17,400              809
   Phillips Petroleum...............   16,350              768
   Royal Dutch Petroleum............   66,150            3,998
   Texaco...........................   27,150            1,475
                                                      --------
                                                        22,042
                                                      --------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                       Market
Description                             Shares      Value (000)
------------------------------------------------------------------
  Financial - 27.5%
    Allstate........................    66,350       $   1,592
    Ambac Financial Group...........    10,900             569
    American Express................    5,350              889
    American General................    22,000           1,669
    American International Group....    22,300           2,411
    Bank of America.................    61,800           3,102
    Bank One........................    37,800           1,212
    BB&T............................    23,100             632
    Bear Stearns....................    22,400             958
    Chase Manhattan.................    44,700           3,473
    CIGNA...........................    13,400           1,080
    Citigroup.......................   115,900           6,440
    Comerica........................    15,550             726
    Edwards (A.G.)..................    20,650             662
    Fannie Mae......................    11,600             724
    Fifth Third Bancorp.............    10,500             770
    First Union.....................    37,400           1,227
    Firstar.........................    54,600           1,153
    FleetBoston Financial...........    55,400           1,929
    Lehman Brothers Holdings........    12,900           1,093
    Marsh & McLennan................    10,900           1,043
    MBNA............................    45,850           1,249
    Merrill Lynch...................    23,500           1,962
    Morgan (J.P.)...................     5,900             747
    Morgan Stanley Dean Witter......    14,250           2,034
    PNC Bank........................     6,500             289
    St. Paul Companies..............    21,800             734
    Suntrust Banks..................    21,650           1,490
    Union Planters..................    18,600             734
    XL Capital......................    12,400             643
                                                     ---------
                                                        43,236
                                                     ---------

Health Care - 1.7%
  Columbia/HCA Healthcare...........    24,200             709
  Mallinckrodt......................    32,300           1,028
  Schering-Plough...................    20,900             882
                                                     ---------
                                                         2,619
                                                     ---------

Technology - 11.9%
  Adaptec*..........................    12,200             608
  ADC Telecommunications*...........    27,410           1,989
  Analog Devices*...................    11,200           1,042
  Apple Computer*...................     7,300             751
  BMC Software*.....................     9,400             751
  Compaq Computer...................    28,500             771
  Dell Computer*....................    14,000             714
  General Instrument................    11,800           1,003
  Hewlett Packard...................    21,900           2,495
  Intel*............................    11,100             914
  Motorola..........................    10,950           1,612
  Nokia.............................     5,000             950
  Nortel Networks...................    10,000           1,010
  Novell*...........................    44,500       $   1,777
  Seagate Technology................    13,350             622
  Tellabs*..........................    12,700             815
  3Com..............................    17,500             823
                                                     ---------
                                                        18,647
                                                     ---------
 Transportation - 2.2%
  CNF Transportation.................   25,750             888
  Delta Air Lines....................   31,750           1,582
  Union Pacific......................   20,700             903
                                                     ---------
                                                         3,373
                                                     ---------


 Utilities - 4.3%
  American Electric Power............   24,900             800
  Consolidated Edison................   17,700             611
  Emerson Electric...................   32,800           1,882
  Entergy............................   33,200             855
  GPU................................   42,950           1,286
  Southern...........................   20,800             489
  UtiliCorp United...................   44,150             858
                                                     ---------
                                                         6,781
                                                     ---------

 Total Common Stocks
  (Cost $144,200)....................                  156,040
                                                     ---------

 INVESTMENT COMPANY - 0.5%
      Chase Vista Federal
       Money Market Fund.............      777             777
                                                     ---------

 Total Investment Company
  (Cost $777)........................                      777
                                                     ---------

 Total Investments - 99.9%
  (Cost $144,977)....................                  156,817
                                                     ---------

 Net Other Assets and Liabilities
  - 0.1%.............................                      232
                                                     ---------
 Total Net Assets - 100.0%...........                $ 157,049
                                                     =========

 ____________________________________________
 *     Non-income producing security
 SP ADR Sponsored American Depositary Receipt

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments


GROWTH FUND\\(US)\\

[PIE CHART APPEARS HERE]

Repurchase Agreement and
Net Other Assets and Liabilities                    Capital Goods
1.2%                                                         6.9%

                                           Communication Services
Technology                                                   9.4%
32.2%

                                                Consumer Cyclicals
                                                            14.5%

Health Care                                       Consumer Staples
11.2%                                                        8.7%

Financial                                                  Energy
11.1%                                                        4.8%

% of Total Net Assets


                                                  Market
Description                       Shares          Value (000)
-------------------------------------------------------------

COMMON STOCKS - 98.8%
 Capital Goods - 6.9%
  General Electric................  60,300         $  9,331
  Illinois Tool Works.............  65,000            4,392
                                                   --------
                                                     13,723
                                                   --------

Communication Services - 9.4%
  AT&T............................  54,300            2,756
  MCI WorldCom*................... 157,350            8,349
  Qwest Communications
  International* ................. 107,500            4,622
  SBC Communications..............  61,574            3,002
                                                   --------
                                                     18,729
                                                   --------
Consumer Cyclicals - 14.5%
  Carnival........................  44,700            2,137
  Dayton Hudson...................  72,000            5,288
  Harley Davidson.................  50,300            3,222
  Home Depot......................  42,300            2,900
  Interpublic Group............... 106,400            6,138
  Lowe's..........................  45,300            2,707
  Marriott International, Class A.  63,800            2,014
  Staples* .......................  97,650            2,026
  Wal-Mart Stores.................  37,300            2,578
                                                   --------
                                                     29,010
                                                   --------
Consumer Staples - 8.7%
  Clorox..........................  72,000            3,627
  Colgate-Palmolive............... 100,000            6,500
  CVS.............................  40,300            1,609
  Safeway*........................  98,100            3,489
  Time Warner.....................  29,200            2,115
                                                   --------
                                                     17,340
                                                   --------


Energy - 4.8%
  Exxon Mobil.....................  55,050            4,435
  Schlumberger....................  82,600            4,646

  Transocean Sedco Forex..........  15,991         $    539
                                                   --------
                                                      9,620
                                                   --------

  Financial - 11.1%
    American International Group..  40,770            4,408
    Citigroup..................... 148,550            8,254
    Fannie Mae....................  57,600            3,596
    First Union................... 102,700            3,370
    Wells Fargo...................  62,500            2,527
                                                   --------
                                                     22,155
                                                   --------

  Health Care - 11.2%
    Abbott Laboratories...........  61,800            2,244
    Biomet........................  76,300            3,052
    Bristol-Myers Squibb..........  48,600            3,119
    Guidant*......................  74,000            3,478
    Johnson & Johnson.............  21,000            1,956
    Pfizer........................ 167,400            5,430
    Schering-Plough...............  71,700            3,025
                                                   --------
                                                     22,304
                                                   --------



  Technology - 32.2%
    ADC Telecommunications*....... 111,700            8,105
    America Online*...............  42,600            3,214
    BMC Software*.................  61,200            4,892
    Cisco Systems*................  97,750           10,471
    Concord EFS*.................. 112,575            2,899
    EMC*..........................  51,200            5,594
    Intel.........................  54,300            4,470
    Microsoft*....................  77,000            8,990
    Sun Microsystems*.............  37,600            2,912
    Tellabs*......................  88,400            5,674
    3Com*......................... 102,500            4,818
    Vitesse Semiconductor*........  43,300            2,270
                                                   --------
                                                     64,309
                                                   --------
  Total Common Stocks
   (Cost $137,231)................                  197,190
                                                   --------


  REPURCHASE AGREEMENT - 1.1%
    J.P. Morgan
    3.20%, dated 12/31/99, matures
    01/03/00, repurchase price $2,100,096
    (collateralized by U.S. Government
    Agency Instrument, total market
    value: $2,141,528).................... $ 2,100        $   2,100
                                                          ---------
  Total Repurchase Agreement

   (Cost $2,100)..........................                    2,100
                                                          ---------

  Total Investments - 99.9%
   (Cost $139,331)........................                  199,290
                                                          ---------

  Net Other Assets and Liabilities - 0.1%                       282
                                                          ---------


 Total Net Assets - 100.0%................                $ 199,572
                                                          =========

 __________________________________________________
 *     Non-income producing security

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments

INTERNATIONAL EQUITY FUND\\(US)\\

[PIE CHART]

Net Other Assets and Liabilities
1.8%
                                                  Financial
Basic Materials                                       22.1%
0.9%

Capital Goods
5.7%

Energy
5.6%

Health Care
6.7%

Consumer Cyclicals
6.4%

Consumer Staples
8.4%
                                              Communication
Technology                                         Services
22.2%                                                  20.2%

% of Total Net Assets

                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 98.2%
  Australia - 2.1%
    Australia and New Zealand
      Banking Group.................................     187,376    $     1,363
  Brambles Industries...............................      60,000          1,659
  Telstra...........................................     250,000          1,359
                                                                    -----------
                                                                          4,381
                                                                    -----------

China - 2.0%
  HSBC Holdings.....................................     187,104          2,624
  Hutchison Whampoa.................................     110,000          1,599
                                                                    -----------
                                                                          4,223
                                                                    -----------

Finland - 4.7%
  Nokia Oyj.........................................      33,000          5,983
  Sonera Oyj........................................      55,000          3,770
                                                                    -----------
                                                                          9,753
                                                                    -----------

France - 4.7%
  Alstom............................................      47,100          1,570
  Axa...............................................      15,000          2,091
  Carrefour.........................................      15,000          2,766
  Equant*...........................................      25,000          2,838
  Groupe Danone.....................................       7,500          1,768
  L'OREAL...........................................       2,300          1,845
  Sanofi-Synthelabo*................................      40,312          1,679
  STMicroelectronics................................      25,000          3,848
  Total Fina, Series B..............................      27,241          3,636
  Vivendi...........................................      37,656          3,400
                                                                    -----------
                                                                         25,441
                                                                    -----------

Germany - 7.3%
  Allianz...........................................       7,200    $     2,419
  Bayer.............................................      40,000          1,894
  Deutsche Bank.....................................      27,777          2,352
  HypoVereinsbank...................................      20,000          1,366
  Mannesmann........................................      22,000          5,327
  SAP...............................................       3,500          1,720
                                                                    -----------
                                                                         15,078
                                                                    -----------

Ireland - 1.6%
  Allied Irish Banks................................     101,180          1,154
  CRH...............................................     100,825          2,171
                                                                    -----------
                                                                          3,325
                                                                    -----------

Italy - 1.2%
  Mediolanum........................................     200,000          2,619
                                                                    -----------

Japan - 26.0%
  Canon.............................................      60,000          2,384
  Fujitsu...........................................     100,000          4,561
  Ito-Yokado........................................      15,000          1,630
  Kao...............................................      70,000          1,997
  Matsushita Electric Industrial....................     100,000          2,770
  Murata Manufacturing..............................      15,000          3,523
  Nippon Telegraph & Telephone .....................         272          4,659
  NTT Data..........................................         120          2,760
  NTT Mobile Communications.........................         100          3,847
  Orix..............................................      20,000          4,506
  Rohm..............................................      12,000          5,027
  Secom.............................................      20,000          2,202
  Sharp.............................................     150,000          3,839
  Sony..............................................      20,000          5,931
  Takeda Chemical Industries........................      40,000          1,977
  Toshiba...........................................     290,000          2,214
                                                                    -----------
                                                                         53,827
                                                                    -----------

Netherlands - 7.5%
  AEGON.............................................      16,440          1,588
  Akzo Nobel........................................      32,000          1,605
  ASM Lithography Holding *.........................      22,000          2,444
  Fortis............................................      50,000          1,800
  Getronics.........................................      35,000          2,792
  ING Groep.........................................      40,000          2,415
  Koninklijke Ahold.................................      50,247          1,487
  Wolters Kluwer....................................      40,000          1,354
                                                                    -----------
                                                                         15,485
                                                                    -----------

New Zealand - 1.1%
  Telecom of New Zealand............................     485,802          2,284
                                                                    -----------

Portugal - 1.8%
  Jeronimo Martins..................................      51,996          1,330
  Portugal Telecom, Registered......................     220,000          2,413
                                                                    -----------
                                                                          3,743
                                                                    -----------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
  Spain - 4.0%
    Amadeus Global Travel
      Distribution Class A *........................    150,000     $    2,380
    Banco Bilbao Vizcaya............................    135,000          1,923
    Telefonica *....................................    162,364          4,056
                                                                    ----------
                                                                         8,359
                                                                    ----------

  Sweden - 6.0%
    ABB AB, Class B *...............................     22,390          2,729
    Ericsson LM, Class B............................     80,000          5,143
    Skandia Forsakrings.............................    100,000          3,021
    WM-Data, Class B................................     25,000          1,546
                                                                    ----------
                                                                        12,439
                                                                    ----------

  Switzerland - 5.7%
    Adecco *........................................      2,500          1,935
    Credit Suisse, Registered.......................     15,000          2,981
    Nestle, Registered..............................        600          1,099
    Novartis, Registered............................      1,103          1,620
    Roche Holding, Class GS.........................        200          2,374
    Zurich Allied...................................      3,000          1,711
                                                                    ----------
                                                                        11,720
                                                                    ----------

  United Kingdom - 14.9%
    BP Amoco........................................    465,870          4,692
    Cable & Wireless................................    106,209          1,796
    Glaxo Wellcome..................................    100,653          2,852
    Lloyds TSB Group................................    205,091          2,561
    Pearson.........................................     60,000          1,946
    Prudential......................................    175,643          3,447
    Rentokil Initial................................    250,000            911
    Shell Transport & Trading.......................    400,000          3,323
    SmithKline Beecham..............................    143,898          1,829
    Standard Chartered..............................    151,872          2,367
    Unilever........................................    214,285          1,497
    Vodafone AirTouch Group.........................    750,000          3,698
                                                                    ----------
                                                                        30,919
                                                                    ----------

Total Foreign Common Stocks
  (Cost $114,099)...................................                   203,596
                                                                    ----------

Total Investments - 98.2%
  (Cost $114,099)...................................                   203,596
                                                                    ----------

Net Other Assets and Liabilities - 1.8%.............                     3,686
                                                                    ----------

Total Net Assets - 100.0%...........................                $  207,282
                                                                    ==========

_________________________________
*    Non-income producing security


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments


SMALL CAP FUND\\(US)\\

(Formerly Small Cap Growth Fund\\(US))\\

[PIE CHART APPEARS HERE]

U.S. Government Agency Obligation                    Basic Materials
7.9%                                                            3.2%

Utilities                                              Capital Goods
0.8%                                                           11.0%

                                                       Communication
Transportation                                              Services
2.8%                                                            2.7%

                                                            Consumer
Technology                                                 Cyclicals
21.2%                                                          16.7%

Health Care
3.0%

Financial
11.6%

Energy                                              Consumer Staples
4.8%                                                           14.4%

              Net Other Assets and Liabilities (0.1)%

% of Total Assets

                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.2%
  Basic Materials - 3.2%
    Caraustar Industries............................      12,700    $       305
    Chesapeake......................................       9,400            287
    CK Witco........................................      19,200            257
    Hanna (M.A.)....................................      20,900            229
    OM Group........................................      10,400            358
    Rayonier........................................       7,300            353
                                                                    -----------
                                                                          1,789
                                                                    -----------

  Capital Goods - 11.0%
    CIRCOR International*...........................       5,400             56
    CLARCOR.........................................      16,700            301
    Cordant Technologies............................       9,300            307
    Dycom Industries*...............................      13,500            595
    Federal Signal..................................      22,900            368
    Griffon*........................................      30,600            239
    Harsco..........................................       8,200            260
    IDEX............................................       9,300            282
    Jacobs Engineering Group*.......................      20,100            653
    Mettler-Toledo International*...................      17,900            684
    Micrel*.........................................      18,500          1,053
    Milacron........................................      23,400            360
    Mueller Industries*.............................      10,900            395
    Regal-Beloit....................................      16,100            332
    Smith (A.O.)....................................      16,400            359
                                                                    -----------
                                                                          6,244
                                                                    -----------

  Communication Services - 2.7%
    NEXTLINK Communications
      Class A*......................................      11,700            972
    Pinnacle Holdings...............................      13,000            551
                                                                    -----------
                                                                          1,523
                                                                    -----------

  Consumer Cyclicals - 16.7%
    American Eagle Outfitters*......................       8,100    $       365
    Arvin Industries................................      12,500            355
    Avis Rent A Car*................................      20,300            519
    Borg-Warner Automotive..........................      13,700            555
    Brightpoint*....................................      37,700            495
    Cost Plus*......................................      16,300            581
    DBT Online*.....................................       7,000            171
    Diamond Technology Partners* ...................       2,500            215
    Dollar Tree Stores*.............................      16,600            804
    D.R. Horton.....................................      28,400            392
    Extended Stay America*..........................       4,700             36
    Furniture Brands International* ................      18,600            409
    Getty Images*...................................       3,300            161
    HON INDUSTRIES..................................      14,000            307
    Kellwood........................................      16,300            317
    Linens `n Things*...............................      10,400            308
    Morrison Management Specialists.................       2,100             45
    NFO Worldwide...................................       2,600             58
    O'Reilly Automotive*............................      14,700            316
    Profit Recovery Group International*............      18,700            497
    Scotts (The), Class A*..........................      13,200            531
    Talbots (The)...................................       4,400            196
    Tickets.com*....................................       2,700             39
    Too*............................................      11,600            200
    Tweeter Home Entertainment Group*...............      11,300            401
    West Marine*....................................       6,500             54
    Wolverine World Wide............................      24,400            267
    Zale*...........................................      17,700            856
                                                                    -----------
                                                                          9,450
                                                                    -----------

  Consumer Staples - 14.4%
    Acme Communications*............................       2,700             90
    American Italian Pasta, Class A*................       6,500            200
    AMFM*...........................................       2,700            211
    BJ's Wholesale Club*............................       7,200            263
    Bright Horizons Family Solutions*...............       7,700            144
    Casey's General Stores..........................      30,400            317
    CEC Entertainment*..............................      17,500            497
    Cheesecake Factory (The)*.......................      10,800            378
    Consolidated Graphics*..........................       8,000            120
    Corn Products International.....................      15,100            495
    Cumulus Media, Class A*.........................       1,500             76
    Duane Reade*....................................      12,300            339
    Emmis Communications*...........................       3,200            399
    G & K Services, Class A*........................       9,800            317
    HotJobs.com*....................................       3,800            166
    Insight Communications*.........................       9,900            293
    Modis Professional Services*....................      30,800            439
    Radio One*......................................       5,700            524
    Ruby Tuesday....................................       7,800            142
    Sonic*..........................................      14,900            425
    Suiza Foods*....................................      14,800            586
    Universal Foods.................................      34,400            701
    USA Networks*...................................      11,800            652
    Westwood One*...................................       4,400            334
                                                                    -----------
                                                                          8,108
                                                                    -----------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
  Energy - 4.8%
    Forest Oil*.....................................       4,300    $      189
    Helmerich & Payne...............................       9,100           198
    Louis Dreyfus Natural Gas*......................      10,600           192
    NICOR...........................................       4,500           471
    NUI.............................................       8,800           232
    Ocean Energy*...................................       3,300           181
    Oceaneering International*......................       6,800           251
    Santa Fe Snyder*................................       1,800           334
    Titan Exploration*..............................       3,700           183
    Tom Brown*......................................       2,700           170
    Valero Energy...................................       5,400           306
                                                                    ----------
                                                                         2,707
                                                                    ----------

  Financial - 11.6%
    Ambac Financial Group...........................       5,900           308
    Bank United, Class A............................       7,200           196
    Banknorth Group.................................      10,400           278
    Cabot Industrial Trust, REIT....................      20,300           373
    Chateau Communities, REIT.......................       7,900           205
    Doral Financial.................................       9,700           119
    Enhance Financial Services Group................      18,700           304
    Everest Reinsurance Holdings....................      10,800           241
    Farm Family Holdings*...........................       7,700           325
    Financial Federal*..............................      18,100           413
    Horace Mann Educators...........................      12,900           253
    Kilroy Realty, REIT.............................      12,100           266
    Liberty Financial...............................      10,400           239
    MeriStar Hospitality, REIT......................       5,700            91
    Metris..........................................       9,600           343
    North Fork Bancorporation.......................      27,800           487
    Pan Pacific Retail Properties, REIT.............      18,800           307
    Peoples Heritage Financial Group................      15,100           227
    Prentiss Properties Trust, REIT.................      15,300           321
    Reckson Associates Realty, REIT.................      13,900           285
    Sovereign Bancorp...............................      14,000           104
    Webster Financial...............................      10,500           247
    Westamerica Bancorporation......................      14,400           402
                                                                    ----------
                                                                         6,534
                                                                    ----------

  Health Care - 3.0%
    AmeriSource Health, Class A*....................       7,400           112
    CIMA Labs*......................................       2,400            31
    CONMED*.........................................       9,300           241
    Neurocrine Biosciences..........................       1,300            32
    Pharmacopeia *..................................       3,200            72
    Trimeris*.......................................       7,600           180
    United Therapeutics*............................       6,500           299
    Varian Medical Systems*.........................      19,900           593
    Wesley Jessen VisionCare*.......................       3,800           144
    Women First HealthCare*.........................       3,500            18
                                                                    ----------
                                                                         1,722
                                                                    ----------

  Technology - 21.2%
    Applied Micro Circuits*.........................      11,000         1,400
    BindView Development*...........................       8,800           437
    CNET*...........................................       5,700           323
    Concord Communications*.........................       6,500           288
    eSPEED, Class A*................................       2,400    $       85
    Etec Systems*...................................      13,600           610
    Exchange Applications*..........................       4,300           240
    Gemstar International Group.....................      14,400         1,026
    Henry (Jack) & Associates.......................       8,000           430
    Lam Research*...................................       2,600           290
    Legato Systems*.................................       6,800           468
    Metamor Worldwide*..............................       9,600           280
    Metro Information Services*.....................      15,200           365
    Network Appliance...............................      15,000         1,246
    Novellus Systems *..............................       2,300           282
    ONYX Software*..................................       2,700           100
    PMC-Sierra*.....................................       5,500           882
    RSA Security*...................................       1,800           140
    Sanchez Computer Associates*....................       5,500           227
    Synopsys*.......................................      11,600           774
    Technology Solutions*...........................       7,100           233
    Teradyne*.......................................       7,300           482
    VERITAS Software*...............................       9,440         1,351
                                                                    ----------
                                                                        11,959
                                                                    ----------

  Transportation - 2.8%
    Alexander & Baldwin.............................      13,900           317
    Forward Air *...................................       7,800           338
    M.S. Carriers*..................................      13,200           315
    Mesaba Holdings*................................      20,300           232
    USFreightways...................................       7,500           359
                                                                    ----------
                                                                         1,561
                                                                    ----------

  Utilities - 0.8%
    Water Service Group ............................       7,900           240
    Sierra Pacific Resources........................      12,200           211
                                                                    ----------
                                                                           451
                                                                    ----------

Total Common Stocks
  (Cost $48,005)....................................                    52,048
                                                                    ----------

U.S. GOVERNMENT AGENCY
  OBLIGATION (A) - 7.9%
    Freddie Mac
     2.000%, 01/06/00............................... $     4,490         4,489
                                                                    ----------

Total U.S. Government Agency Obligation
  (Cost $4,489).....................................                     4,489
                                                                    ----------
Total Investments - 100.1%
  (Cost $52,494)....................................                    56,537
                                                                    ----------

Net Other Assets and Liabilities - (0.1)%...........                       (64)
                                                                    ----------

Total Net Assets - 100.0%...........................                $   56,473
                                                                    ==========

_____________________________
*    Non-income producing security
(A) Rate noted represents annualized discount yield at the time of purchase. REIT Real Estate Investment Trust

   The accompanying notes are an integral part of the financial statements.

                                                       DECEMBER 31, 1999

Schedule of Investments


REAL ESTATE FUND\\(US)\\

                                 [PIE CHART]


Repurchase Agreement and
Net Other Assets and Liabilities
1.5%

Storage                                                              Diversified
1.6%                                                                       13.3%


Retail 19.1%

                                                                          Hotels
                                                                            6.3%

                                                                      Industrial
                                                                            8.7%

Residential
24.1%

                                                              Office Properties
                                                                           25.4%

% of Total Net Assets

                                                                     Market
Description                                              Shares    Value (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 98.5%
  Diversified - 13.3%
    Catellus Development*............................      10,600  $      136
    Colonial Properties Trust........................       5,300         123
    Crescent Real Estate Equities....................       5,100          94
    Duke-Weeks Realty................................      17,130         334
    Vornado Operating*...............................         430           3
    Vornado Realty Trust.............................       9,700         315
                                                                   ----------
                                                                        1,005
                                                                   ----------

  Hotels - 6.3%
    Host Marriott....................................      14,000         116
    Interstate Hotels*...............................         666           2
    Starwood Hotels & Resorts
      Worldwide......................................      12,600         296
    Wyndham International, Class A*..................      20,000          59
                                                                   ----------
                                                                          473
                                                                   ----------

  Industrial - 8.7%
    CenterPoint Properties...........................      6,900          247
    Pacific Gulf Properties..........................      4,900           99
    ProLogis Trust...................................     16,300          314
                                                                   ----------
                                                                          660
                                                                   ----------

  Office Properties - 25.4%
    Alexandria Real Estate Equities..................      5,100          162
    Arden Realty.....................................      6,100          122
    Boston Properties................................      8,000          249
    Equity Office Properties Trust...................     22,300          549
    Highwoods Properties.............................      6,200          144
    Parkway Properties...............................      2,500           72
    Reckson Associates Realty........................      8,500          174
    Spieker Properties...............................      6,300          230
    Trizec Hahn......................................     12,800          216
                                                                   ----------
                                                                        1,918
                                                                   ----------
  Residential - 24.1%
    Apartment Investment &
     Management......................................      7,800  $       311
    Archstone Communities Trust......................     15,500          318
    AvalonBay Communities............................      6,864          236
    BRE Properties, Class A..........................      8,900          202
    Equity Residential Properties Trust..............      9,300          397
    Manufactures Home Communities....................      8,100          197
    Post Properties..................................      4,100          157
                                                                   ----------
                                                                        1,818
                                                                   ----------

  Retail - 19.1%
    Cadillac Fairview*...............................      6,500          149
    CBL & Associates Properties......................      4,000           82
    Chelsea GCA Realty...............................      1,200           36
    Developers Diversified Realty....................      7,000           90
    Federal Realty Investment Trust..................      4,100           77
    General Growth Properties........................      2,300           64
    Kimco Realty.....................................      7,200          244
    Mills............................................      7,000          125
    Pan Pacific Retail Properties....................      8,300          135
    Rouse............................................      4,500           96
    Simon Property Group.............................      9,500          218
    Weingarten Realty Investors......................      3,200          125
                                                                   ----------
                                                                        1,441
                                                                   ----------

  Storage - 1.6%
    Shurgard Storage Centers.........................      5,400          125
                                                                   ----------

Total Common Stocks
  (Cost $8,505)......................................                   7,440
                                                                   ----------

REPURCHASE AGREEMENT - 0.7%
  Morgan Stanley
    5.250%, dated 12/31/99, matures
    01/03/00, repurchase price
    $54,905 (collateralized by
    U.S. Treasury Instruments,
    total market value: $56,506).....................   $     55           55
                                                                   ----------

 Total Repurchase Agreement
(Cost $55)...........................................                      55
                                                                   ----------

 Total Investments - 99.2%
       (Cost $8,560).................................                   7,495
                                                                   ----------

 Net Other Assets and Liabilities - 0.8%.............                      57
                                                                   ----------

 Total Net Assets - 100.0%...........................              $    7,552
                                                                   ==========

_______________________________________
*    Non-income producing security


   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

ASIAN TIGERS FUND\\(US)\\

                                  [PIE CHART]

Utilities                                                        Basic Materials
5.2%                                                                        4.7%

Transportation                                                     Capital Goods
2.8%                                                                       11.3%

Technology                                                            Chemicals/
12.7%                                                                      Drugs
                                                                            4.7%

                                                                  Communications
                                                                           12.6%

Real Estate
9.2%

Net Other Assets
and Liabilities                                                         Consumer
3.5%                                                                   Cyclicals
                                                                            2.6%

Mutual Funds
1.9%                                                            Consumer Staples
                                                                            4.4%

Financial
15.2%

Energy                                                               Diversified
1.3%                                                                        7.9%

% of Total Net Assets

                                                                       Market
Description                                               Shares    Value (000)
------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 94.2%
  China - 26.7%
     Amoy Properties.................................    230,000    $      194
     Beijing Datang Power Generation,
       Class H.......................................    810,000           133
     Beijing Enterprises Holdings....................     58,000            91
     Cable & Wireless HKT............................    491,800         1,420
     Cheung Kong Holdings............................    126,000         1,601
     China Resources Enterprise......................    102,000           163
     China Telecom (Hong Kong)*......................     34,000           213
     Citic Pacific...................................     62,000           233
     CLP Holdings....................................    125,000           576
     Hang Seng Bank..................................     93,000         1,062
     Henderson Land Development......................     70,000           449
     Hong Kong & China Gas...........................    201,952           277
     Hong Kong Electric Holdings.....................     85,000           266
     HSBC Holdings...................................     75,600         1,060
     Hutchison Whampoa...............................    162,000         2,355
     Johnson Electric Holdings.......................    141,600           909
     New World Development...........................     79,000           178
     Shanghai Petrochemical, Class H ................    620,000            97
     Sun Hung Kai Properties.........................    142,000         1,480
     Swire Pacific, Class A..........................    104,000           614
     Varitronix International........................    148,000           341
                                                                    ----------
                                                                        13,712
                                                                    ----------

  India - 14.4%
     Gujarat Ambuja Cements, SP GDR..................     60,000    $      460
     Hindalco Industries, SP GDR.....................     18,000           424
     ICICI, SP ADR*..................................     10,500           146
     Indian Petrochemicals, SP GDR ..................     65,000           640
     Infosys Technologies, SP ADR....................      2,000           660
     ITC, SP GDR.....................................     48,700           947
     Larsen & Toubro, GDR............................     25,000           831
     Mahanagar Telephone Nigam, GDR..................     31,000           349
     Mahindra & Mahindra, SP GDR*....................     35,800           397
     Ranbaxy Laboratories, GDR.......................     26,200           579
     Reliance Industries, GDR........................     52,000           744
     Satyam Infoway, ADR*............................      4,000           620
     State Bank of India, GDR........................     15,500           189
     Videsh Sanchar Nigam, GDR.......................     17,000           418
                                                                    ----------
                                                                         7,404
                                                                    ----------

  Indonesia - 2.5%
     PT Astra International*.........................    155,000            83
     PT Bank Pan Indonesia*..........................    615,000            59
     PT Gudang Garam.................................     77,500           209
     PT Hanjaya Mandala Sampoerna*...................     38,000            97
     PT Indah Kiat Pulp & Paper*.....................    404,805           159
     PT Indah Kiat Pulp & Paper WTS*
       (Expires 07/11/02)............................     29,288             8
     PT Indofood Sukses Makmur*......................    162,000            20
     PT Semen Gresik (Persero).......................     51,100            81
     PT Telekomunikasi Indonesia (A).................    713,320           406
                                                                    ----------
                                                                         1,305
                                                                    ----------

  Malaysia - 3.4%
     British American Tobacco........................     26,600           203
     Malakoff........................................    105,000           276
     Malayan Banking.................................     60,000           213
     Resorts World...................................     35,000           100
     Sime Darby......................................    230,000           292
     Sime UEP Properties.............................     45,000            63
     Telekom Malaysia................................     25,000            97
     Tenaga Nasional.................................    160,000           413
     United Engineers (Malaysia)*....................     50,000            80
                                                                    ----------
                                                                         1,737
                                                                    ----------

  Philippines - 1.5%
     Ayala Land......................................    240,000            63
     Belle WTS* (Expires 10/06/00)...................    100,000             1
     Manila Electric, Class B........................     29,920            85
     Metropolitan Bank & Trust.......................     23,100           166
     Petron..........................................    375,000            30
     Philippine Long Distance Telephone..............      2,500            63
     Philippine Long Distance Telephone
       SP ADR........................................      6,000           155
     San Miguel, Class B.............................     48,595            69
     SM Prime Holdings...............................    577,000           109
                                                                    ----------
                                                                           741
                                                                    ----------


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Schedule of Investments

                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
  Singapore - 11.4%
    Chartered Semiconductor
      Manufacturing*....................................    27,000    $    148
    City Developments...................................    65,800         385
    DBS Group Holdings..................................    72,313       1,185
    DBS Land............................................    97,250         192
    Keppel Telcommunications &
     Transportation.....................................    60,000          98
    NatSteel Electronics................................    58,000         306
    Neptune Orient Lines*...............................   115,000         154
    Overseas-Chinese Banking............................    63,468         583
    Singapore Airlines..................................    84,700         961
    Singapore Press Holdings*...........................    27,582         600
    Singapore Technologies Engineering..................   124,000         192
    Singapore Telecommunications........................   280,000         578
    United Overseas Bank................................    52,012         459
                                                                      --------
                                                                         5,841
                                                                      --------

  South Korea - 17.2%
    H&CB*...............................................    11,146         354
    Hanvit Bank*........................................    75,000         254
    Hyundai Motor*......................................    18,000         285
    Kookmin Bank........................................    45,909         720
    Korea Electric Power................................    34,550       1,071
    Korea Telecom.......................................     7,200       1,135
    L.G. Chemical.......................................    10,000         316
    Pohang Iron & Steel.................................     6,000         661
    Samsung Electro-Mechanics...........................     4,000         266
    Samsung Electronics.................................    10,186       2,386
    Samsung SDI.........................................     3,000         125
    Shinhan Bank........................................    24,000         260
    SK Telecom..........................................       271         971
                                                                      --------
                                                                         8,804
                                                                      --------

  Taiwan - 13.0%
    Accton Technology, GDR*.............................   102,713         750
    Acer, GDR*..........................................    80,500       1,149
    ASE Test*...........................................    48,500       1,182
    China Steel, SP GDR.................................    31,400         470
    Evergreen Marine, SP GDR*...........................    38,934         332
    Far Eastern Textile, GDR*...........................    15,000         360
    Hon Hai Precision Industry, GDR*....................    31,000         604
    Standard Foods Taiwan, GDR*.........................    24,691         102
    Taiwan Semiconductor
      Manufacturing, SP ADR*............................    38,585       1,736
                                                                      --------
                                                                         6,685
                                                                      --------

  Thailand (F) - 4.1%
    Advanced Info Service*..............................    19,000         319
    Bangkok Bank*.......................................    80,000         202
    BEC World...........................................    45,000         299
    Delta Electronics (Thailand)........................    17,100         203
    PTT Exploration & Production*.......................    40,000         246
    Siam Cement*........................................     5,000         166
    TelecomAsia*........................................   200,000         260
    Thai Farmers Bank* (A)..............................   200,000         335
    Thai Union Frozen Products..........................    15,000          57
                                                                      --------
                                                                         2,087
                                                                      --------

Total Foreign Common Stocks
  (Cost $34,805)........................................                48,316
                                                                      --------

FOREIGN PREFERRED STOCK (F) - 0.4%
  Thailand - 0.4%
    Siam Commercial Bank*...............................   150,000         183
                                                                      --------

Total Foreign Preferred Stock
  (Cost $211)...........................................                   183
                                                                      --------

INVESTMENT COMPANIES - 1.9%
    Taiwan Fund.........................................    22,500         458
    Taiwan Index Fund*..................................    40,000         500
                                                                      --------

Total Investment Companies
  (Cost $942)...........................................                   958
                                                                      --------

Total Investments - 96.5%
  (Cost $35,958)........................................                49,457
                                                                      --------

Net Other Assets and Liabilities - 3.5%.................                 1,820
                                                                      --------

Total Net Assets - 100.0%...............................              $ 51,277
                                                                      ========

_________________
*         Non-income producing security
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $740,316 or 1.4% of net assets.
(F)       Foreign Registry Shares
ADR       American Depositary Receipt
GDR       Global Depositary Receipt
SP ADR    Sponsored American Depositary Receipt
SP GDR    Sponsored Global Depositary Receipt
WTS       Warrants

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Latin America Equity Fund(US)

[PIE CHART]


Real Estate                       Net Other Assets and Liabilities
2.1%                                                          2.0%

Energy                                                  Technology
3.0%                                                          1.5%

Consumer Cyclicals                                     Health Care
3.0%                                                           .9%

Utilities                                           Communications
4.1%                                                         33.1%

Capital Goods
8.3%

Financial
9.2%

                                                  Consumer Staples
                                                             23.1%


                                                   Basic Materials
% of Total Net Assets                                         9.7%


                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 69.8%
  Argentina - 5.1%
    Banco Galicia y Buenos Aires
      SP ADR...........................................      20,808     $   412
    Banco Hipotecario..................................      22,000         304
    Cresud.............................................      58,718          57
    El Sitio*..........................................         702          26
    IRSA Inversiones y Representaciones
      Class B..........................................     106,432         345
    Telecom Argentina Stet - France
      Telecom, SP ADR..................................      11,700         401
                                                                        -------
                                                                          1,545
                                                                        -------

  Brazil - 19.3%
    Bompreco Supermercado do
      Nordeste, SP GDR.................................      31,500         228
    CIA Brasileira de Distribuicao
      Grupo Pao de Acucar, SP GDR......................      29,461         952
    CIA Cervejaria Brahma, SP ADR......................       3,243          45
    CIA Paranaense de Energia-Copel
      SP ADR...........................................      70,000         652
    CIA Riograndense de
      Telecomunicacoes*................................   1,033,000         320
    CIA Vale do Rio Doce...............................       3,000          70
    Embratel Participacoes, ADR........................      52,000       1,417
    Tele Celular Sul Participacoes, ADR................       5,000         159
    Tele Centro Sul Participacoes*.....................  47,000,000         505
    Tele Centro Sul Participacoes, ADR.................       2,700         245
    Tele Norte Leste Participacoes.....................  21,000,000         378
    Tele Norte Leste Participacoes, ADR................      12,570         320
    Telecomunicacoes Brasileiras SP ADR*...............       4,000          --
    Uniao de Bancos Brasileiros SP GDR.................      21,000         633
                                                                        -------
                                                                          5,924
                                                                        -------

  Chile - 5.9%.........................................      18,000         367
    Chilectra, SP ADR
    CIA de Telecommunicaciones
      de Chile, SP ADR.................................       9,125         167
    Embotelladora Andina, Class A, ADR                       12,500         223
    Empresa Nacional de Electricidad
      SP ADR...........................................      17,000         241
    Laboratorio Chile, SP ADR..........................      15,300         275
    Santa Isabel, SP ADR...............................      15,000         146
    Vina Concha Y Toro, SP ADR.........................      10,500         396
                                                                        -------
                                                                          1,815
                                                                        -------

  Luxembourg - 0.5%
    Quilmes Industrial, ADR............................      14,000         167
                                                                        -------
  Mexico - 36.1%
    Alfa, Class A*.....................................     108,600         510
    Carso Global Telecom, Class A1*....................     106,000         996
    Cemex, SP ADR*.....................................      28,260         788
    Cemex, SP ADR, WTS*
      (expires 12/13/02)...............................       1,766           7
    Consorcio Ara*.....................................     174,000         288
    Corporacion Interamericana de
      Entretenimiento, Class B*........................     151,000         603
    Fomento Economico Mexicano
      SP ADR...........................................      25,500       1,135
    Grupo Continental..................................     140,000         204
    Grupo Elektra......................................     154,000         152
    Grupo Elektra, SP GDR..............................      16,000         154
    Grupo Financiero Banamex
      Accival, Class O*................................     126,000         505
    Grupo Financiero Bancomer, Class O.................   1,413,000         590
    Grupo Sanborns, Series B1*.........................     125,000         277
    Grupo Televisa, SP GDR*............................      17,500       1,194
    Organizacion Soriana, Class B* ....................     116,000         533
    Sigma Alimentos, Series B..........................     133,447         282
    Telefonos de Mexico, Class L ADR...................      23,100       2,599
    TV Azteca, SP ADR..................................      29,000         261
                                                                        -------
                                                                         11,078
                                                                        -------
  Peru - 1.5%
    Compania de Minas Buenaventura
      SP ADR...........................................      17,000         273
    Telefonica de Peru, SP ADR.........................      13,500         181
                                                                        -------
                                                                            454
                                                                        -------

  Spain - 1.4%
    Terra Networks, SP ADR*..............................     8,000         438
                                                                        -------

Total Foreign Common Stocks
  (Cost $16,613).........................................                21,421
                                                                        -------

   The accompanying notes are an intergral part of the financial statements.

                                                               DECEMBER 31, 1999


                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
DOMESTIC COMMON STOCK - 2.6%
  United States - 2.6%
    FirstCom*........................................      22,000   $      809
                                                                    ----------

Total Domestic Common Stock
  (Cost $335)........................................                      809
                                                                    ----------

FOREIGN PREFERRED STOCKS - 25.6%
  Brazil - 25.6%
    Banco Bradesco...................................  46,000,000          361
    Banco Bradesco, RTS..............................   2,986,968           12
    CIA Cervejaria Brahma............................     999,000          730
    CIA Paulista de Forca e Luz,
      Class A* (A)...................................       4,843           --
    CIA Siderurgica de Tubarao*......................  25,000,000          408
    CIA Vale do Rio Doce, Class A*...................      21,850          605
    CIA Vale do Rio Doce, Class B (A)................      25,000           --
    Gerdau...........................................  12,702,000          337
    Globo Cabo*......................................     520,000          982
    Globo Cabo, Receipts*............................      94,389          174
    Industrias Klabin de Papel e
      Celulose*......................................     510,000          423
    Investimentos Itau...............................     889,000          920
    Petroleo Brasileiro..............................   3,670,000          935
    Sadia............................................     342,600          311
    Tele Celular Sul Participacoes...................  53,000,000          176
    Tele Centro Sul Participacoes....................  10,000,000          183
    Tele Norte Leste Participacoes...................  11,800,000          317
    Telebras.........................................       2,700          347
    Telesp Celular, Class B .........................   8,000,000          633
                                                                    ----------
Total Foreign Preferred Stocks

    (Cost $4,790)....................................                    7,854
                                                                    ----------

CALL OPTION PURCHASED (B) - 0.0%
  Argentina (B) - 0.0%
    Banco Hipotecario Call Option*
      (Strike price $7, expires 02/01/04)............          55   $        3
                                                                    ----------

Total Call Option Purchased
  (Cost $3)..........................................                        3
                                                                    ----------

Total Investments - 98.0%
  (Cost $21,741).....................................                   30,087
                                                                    ----------

Net Other Assets and Liabilities - 2.0%..............                      597
                                                                    ----------

Total Net Assets - 100.0%............................               $   30,684
                                                                    ==========

___________________________
*        Non-income producing security
(A)      Less than $500 at market value.
(B)      Rounds to less than 0.1%.
ADR      American Depositary Receipt
RTS      Rights
SP ADR   Sponsored American Depositary Receipt
SP GDR   Sponsored Global Depositary Receipt
WTS      Warrants

   The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)


December 31, 1999

                                                                      Treasury       Government                      Tax-Exempt
                                                                     Money Market    Money Market    Money Market   Money Market
                                                                     Fund\\(US)\\     Fund\\(US)\\    Fund\\(US)\\  Fund\\(US)\\
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost.....................................    $185,968        $ 340,612      $   933,970    $  319,323
  Repurchase agreements.............................................     152,629          220,465          446,204        30,042
  Net unrealized appreciation (depreciation)........................          --               --               --            --
                                                                        --------        ---------      -----------    ----------
  Total investments at market value.................................     338,597          561,077        1,380,174       349,365
  Cash..............................................................          --               --               --            --
  Foreign currency*.................................................          --               --               --            --
  Receivable for portfolio shares sold..............................          --               72              219             1
  Dividends and interest receivable.................................       2,290            1,751           10,811         2,135
  Tax reclaim receivable............................................          --               --               --            --
  Deferred organizational cost......................................          --               --               --            --
  Other assets......................................................          19                9               43             5
                                                                        --------        ---------      -----------    ----------
  Total assets......................................................     340,906          562,909        1,391,247       351,506
                                                                        --------        ---------      -----------    ----------
LIABILITIES:
  Distribution payable..............................................       1,185            1,642            4,742           782
  Payable due to custodian..........................................          --               --               --            10
  Payable for investment securities purchased.......................          --               --               --            --
  Payable for portfolio shares redeemed.............................           1              540              337            10
  Payable for depreciation on forward foreign currency contracts....          --               --               --            --
  Advisory fee payable..............................................          52               98              226            56
  Administration fee payable........................................          21               38               83            23
  Trustees' fees payable............................................           1                1                3             1
  Distribution fee (Note 3).........................................           2               20               48            13
  Shareholder servicing fee (Note 3)................................          --                7               20            --
  Accrued expenses and other payables...............................          42               12               10            26
                                                                        --------        ---------      -----------    ----------
  Total liabilities.................................................       1,304            2,358            5,469           921
                                                                        --------        ---------      -----------    ----------
NET ASSETS..........................................................    $339,602        $ 560,551      $ 1,385,778    $  350,585
                                                                        ========        =========      ===========    ==========
NET ASSETS consist of:
  Paid in capital ..................................................    $339,595        $ 560,523      $ 1,385,774    $  350,586
  Undistributed (distributions in excess of) net investment income             9               32                4            --
  Accumulated net realized gain (loss) on investments
   and foreign currency transactions................................          (2)              (4)              --            (1)
  Net unrealized appreciation (depreciation) on investments
   and foreign currency related transactions........................          --               --               --            --
                                                                        --------        ---------      -----------    ----------
TOTAL NET ASSETS....................................................    $339,602        $ 560,551      $ 1,385,778    $  350,585
                                                                        ========        =========      ===========    ==========
SHARES OF BENEFICIAL INTEREST
  Common Share Class:
  Net Assets........................................................    $327,906        $ 464,520      $ 1,138,123    $  284,455
                                                                        ========        =========      ===========    ==========
  Shares of beneficial interest outstanding.........................     327,900          464,490        1,138,123       284,456
                                                                        ========        =========      ===========    ==========
Net Asset Value, Offering and Redemption - Price Per Share..........    $   1.00        $    1.00      $      1.00    $     1.00
                                                                        ========        =========      ===========    ==========
  Investor Share Class:
  Net Assets........................................................    $ 11,696        $  96,031      $   247,655    $   66,130
                                                                        ========        =========      ===========    ==========
  Shares of beneficial interest outstanding.........................      11,694           96,034          247,652        66,131
                                                                        ========        =========      ===========    ==========
Net Asset Value, Offering and Redemption - Price Per Share..........    $   1.00        $    1.00      $      1.00    $     1.00
                                                                        ========        =========      ===========    ==========


*The cost of foreign currency for the International Fixed Income Fund (US) and the International Equity Fund (US) were $2 and $1,037, respectively.


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


                  Tax-Exempt   International                                          International
   Fixed Income  Fixed Income  Fixed Income    Balanced      Value          Growth       Equity        Small Cap    Real Estate
  Fund\\(US)\\   Fund\\(US)\\  Fund\\(US)\\   Fund\\(US)\\   Fund\\(US)\\  Fund\\(US)\\  Fund\\(US)\\  Fund\\(US)\\ Fund\\(US)\\

------------------------------------------------------------------------------------------------------------------------------------
  $    187,371     $ 29,692      $  14,654     $  75,199     $ 144,977      $ 137,231    $  114,099    $  52,494     $  8,505
         5,480           --             --            --            --          2,100            --           --           55
        (5,520)          93           (533)       11,722        11,840         59,959        89,497        4,043       (1,065)
  ------------     --------      ---------     ---------     ---------      ---------    ----------    ---------     --------
       187,331       29,785         14,121        86,921       156,817        199,290       203,596       56,537        7,495
            --           10             --            28            --             --         2,498          134           --
            --           --              2            --            --             --         1,037           --           --
            74           --             --           168           205            352           205           33           --
         2,248          395            415           332           192             69            30           54           46
            --           --              6            --            --             --           147           --           --
            --           --             --            --            --             --            --           --           15
             8            1             --             2             3             41             3            1            7
  ------------     --------      ---------     ---------     ---------      ---------    ----------    ---------     --------
       189,661       30,191         14,544        87,451       157,217        199,752       207,516       56,759        7,563
  ------------     --------      ---------     ---------     ---------      ---------    ----------    ---------     --------
            --           --             --            --            --             --            --           --           --
            --           --             27            --            --             --            --           --           --
            --           --             --            --            --             --            --          150           --
            98           90             --            --            25             --             5           71           --
            --           --             92            --            --             --            --           --           --
            79           13             10            51           105            133           164           36            4
            22            9              6            18            24             29            30           11            1
             1           --             --            --            --             --            --           --           --
            --           --             --             1             1              1            --           --           --
            --           --             --             1             1              1            --           --           --
            11            7              9            11            12             16            35           18            6
  ------------     --------      ---------     ---------     ---------      ---------    ----------    ---------     --------
           211          119            144            82           168            180           234          286           11
  ------------     --------      ---------     ---------     ---------      ---------    ----------    ---------     --------
  $    189,450     $ 30,072      $  14,400     $  87,369     $ 157,049      $ 199,572    $  207,282    $  56,473     $  7,552
  ============     ========      =========     =========     =========      =========    ==========    =========     ========

  $    200,560     $ 31,609      $  15,118     $  73,556     $ 136,194      $ 136,359    $  115,476    $  47,462     $  8,775
             9            1            (42)           --             1             --        (1,179)          --           --

        (5,599)      (1,631)           (57)        2,091         9,014          3,254         3,496        4,968         (158)

        (5,520)          93           (619)       11,722        11,840         59,959        89,489        4,043       (1,065)
  ------------     --------      ---------     ---------     ---------      ---------    ----------    ---------     --------
  $    189,450     $ 30,072      $  14,400     $  87,369     $ 157,049      $ 199,572    $  207,282    $  56,473     $  7,552
  ============     ========      =========     =========     =========      =========    ==========    =========     ========

  $    189,048     $ 29,694      $  14,367     $  84,151     $ 153,551      $ 195,804    $  204,922    $  55,901     $  7,522
  ============     ========      =========     =========     =========      =========    ==========    =========     ========
        19,752        3,019          1,487         7,038        12,043         11,225         8,170        3,948          975
  ============     ========      =========     =========     =========      =========    ==========    =========     ========
  $       9.57     $   9.84      $    9.66     $   11.96     $   12.75      $   17.44    $    25.08    $   14.16     $   7.72
  ============     ========      =========     =========     =========      =========    ==========    =========     ========
  $        402     $    378      $      33     $   3,218     $   3,498      $   3,768    $    2,360    $     572     $     30
  ============     ========      =========     =========     =========      =========    ==========    =========     ========
            42           38              3           268           275            218            95           41            3
  ============     ========      =========     =========     =========      =========    ==========    =========     ========
  $       9.62     $   9.81      $    9.66     $   11.99     $   12.74      $   17.30    $    24.87    $   13.96     $   9.89
  ============     ========      =========     =========     =========      =========    ==========    =========     ========

Statement of Assets and Liabilities (000)

December 31, 1999

                                                                                                          Latin America
                                                                                         Asian Tigers        Equity
                                                                                          Fund\\(US)\\     Fund\\(US)\\
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ................................................          $    35,958       $    21,741
  Net unrealized appreciation ..................................................               13,499             8,346
                                                                                          -----------       -----------
  Total investments at market value ............................................               49,457            30,087
  Cash  ........................................................................                1,618               558
  Foreign currency (Cost $23, $0, respectively).................................                   23                --
  Receivable for portfolio shares sold .........................................                  401                47
  Dividends and interest receivable ............................................                   24                86
  Other assets .................................................................                   69                 4
                                                                                          -----------       -----------
  Total assets .................................................................               51,592            30,782
                                                                                          -----------       -----------
LIABILITIES:
  Payable for investment securities purchased...................................                   42                --
  Payable for portfolio shares redeemed ........................................                  206                57
  Advisory fee payable .........................................................                   42                23
  Administration fee payable ...................................................                   12                 8
  Accrued expenses and other payables ..........................................                   13                10
                                                                                          -----------       -----------
  Total liabilities ............................................................                  315                98
                                                                                          -----------       -----------
NET ASSETS .....................................................................          $    51,277       $    30,684
                                                                                          ===========       ===========
NET ASSETS consist of:
  Paid in capital  .............................................................          $    47,273       $    27,183
  Distributions in excess of net investment income..............................                  (65)              (13)
  Accumulated net realized loss on investments
    and foreign currency transactions...........................................               (9,428)           (4,810)
  Net unrealized appreciation on investments
    and foreign currency related transactions...................................               13,497             8,324
                                                                                          -----------       -----------
TOTAL NET ASSETS ...............................................................          $    51,277       $    30,684
                                                                                          ===========       ===========
SHARES OF BENEFICIAL INTEREST
  Common Share Class:
  Net Assets ...................................................................          $    50,994       $    30,684
                                                                                          ===========       ===========
  Shares of beneficial interest outstanding ....................................                4,670             2,197
                                                                                          ===========       ===========
Net Asset Value, Offering and Redemption - Price Per Share .....................          $     10.92       $     13.97
                                                                                          ===========       ===========
  Investor Share Class:
  Net Assets ...................................................................          $       283       $        --
                                                                                          ===========       ===========
  Shares of beneficial interest outstanding ....................................                   26                --
                                                                                          ===========       ===========
Net Asset Value, Offering and Redemption - Price Per Share .....................          $     10.79       $        --
                                                                                          ===========       ===========



   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Statement of Operations (000)

For the Year Ended December 31, 1999

                                                                       Treasury      Government                    Tax-Exempt
                                                                     Money Market   Money Market   Money Market   Money Market
                                                                     Fund\\(US)\\   Fund\\(US)\\   Fund\\(US)\\   Fund\\(US)\\
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.......................................................    $     15,217   $     26,289   $     67,474   $     10,234
                                                                     ------------   ------------   ------------   ------------
  Total investment income........................................          15,217         26,289         67,474         10,234
                                                                     ------------   ------------   ------------   ------------
EXPENSES:
  Investment advisory fees (Note 5)..............................           1,089          1,028          4,546          1,081
  Administration and fund accounting fees (Note 3)...............             504            809          1,987            503
  Custody fees...................................................               8             22             55             19
  Transfer agency fees...........................................              34             44             79             34
  Professional fees..............................................              33             47            102             33
  Registration & filing fees.....................................              36             26             70             22
  Printing fees..................................................              21             36             88             21
  Trustees' fees.................................................               8             13             34              8
  Distribution fees (Note 3) (1).................................              32            222            570            160
  Shareholder servicing fees (Note 3) (2)........................              32            222            570            160
  Miscellaneous..................................................             110            106            161             72
                                                                     ------------   ------------   ------------   ------------
  Total expenses before waivers..................................           1,907          2,575          8,262          2,113
    Less: Investment advisory fees waived (Note 5)...............            (466)            --         (1,948)          (463)
    Less: Administration fees waived (Note 3)....................            (249)          (411)        (1,039)          (247)
    Less: Shareholder servicing fees waived (Note 3).............             (32)          (160)          (323)          (160)
                                                                     ------------   ------------   ------------   ------------
  Net Expenses...................................................           1,160          2,004          4,952          1,243
                                                                     ------------   ------------   ------------   ------------
  NET INVESTMENT INCOME..........................................          14,057         24,285         62,522          8,991
                                                                     ------------   ------------   ------------   ------------
  REALIZED GAIN ON INVESTMENTS
  Net realized gain from securities transactions.................               3             --             --             --
                                                                     ------------   ------------   ------------   ------------
  Net gain on investments........................................               3             --             --             --
                                                                     ------------   ------------   ------------   ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS....................................    $     14,060   $     24,285   $     62,522   $      8,991
                                                                     ============   ============   ============   ============

____________________________________
(1) All distribution fees are incurred at the Investor Share Class level.
(2) All shareholder servicing fees are incurred at the Investor Share Class level.

Statement of Operations (000)

For the Year Ended December 31, 1999

                                                                                      Tax-Exempt    International
                                                                      Fixed Income   Fixed Income   Fixed Income   Balanced
                                                                      Fund\\(US)\\   Fund\\(US)\\   Fund\\(US)\\   Fund\\(US)\\
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.......................................................    $         --   $         21   $         --   $        876
  Interest........................................................          10,599          1,722            704          1,648
  Less: foreign taxes withheld....................................              --             --             (9)            --
                                                                      ------------   ------------   ------------   ------------
  Total investment income.........................................          10,599          1,743            695          2,524
                                                                      ------------   ------------   ------------   ------------
EXPENSES:
  Investment advisory fees (Note 5)...............................             996            203            126            595
  Administration and fund accounting fees (Note 3)................             295             94             66            181
  Custody fees....................................................              16              4              7             12
  Transfer agency fees............................................              28             22             21             24
  Professional fees...............................................              23             14             13             18
  Registration & filing fees......................................              19              9              8              9
  Printing fees...................................................              12              2              1              6
  Trustees' fees..................................................               4              1             --              2
  Distribution fees (Note 3) (1)..................................               1              1             --              9
  Shareholder servicing fees (Note 3) (2).........................               1              1             --              9
  Amortization of deferred organization costs.....................              --             --             --             --
  Miscellaneous...................................................               1              1              2              6
                                                                      ------------   ------------   ------------   ------------
  Total expenses before waivers...................................           1,396            352            244            871
    Less: Investment advisory fees waived (Note 5)................            (166)           (33)            --             --
    Less: Administration fees waived (Note 3).....................             (83)           (17)            (7)            --
                                                                      ------------   ------------   ------------   ------------
  Net Expenses....................................................           1,147            302            237            871
                                                                      ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)......................................           9,452          1,441            458          1,653
                                                                      ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from securities transactions...........          (5,565)          (255)            96          7,090
  Net realized loss from foreign currency transactions and
    foreign currency contracts....................................              --             --           (279)            --
  Net change in unrealized appreciation (depreciation) of
  investments.....................................................          (7,586)        (2,029)        (1,761)          (279)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and translation of other assets and
    liabilities in foreign currencies.............................              --             --            (85)            --
                                                                      ------------   ------------   ------------   ------------
  Net gain (loss) on investments..................................         (13,151)        (2,284)        (2,029)         6,811
                                                                      ------------   ------------   ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS.....................................    $     (3,699)  $       (843)  $     (1,571)  $      8,464
                                                                      ============   ============   ============   ============

__________________________________________
(1) All distribution fees are incurred at the Investor Share Class level.
(2) All shareholder servicing fees are incurred at the Investor Share Class level.

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


                                          International                                                            Latin America
         Value             Growth            Equity           Small Cap       Real Estate        Asian Tigers          Equity
      Fund\\(US)\\       Fund\\(US)\\      Fund\\(US)\\      Fund\\(US)\\     Fund\\(US)\\       Fund\\(US)\\       Fund\\(US)\\
    -----------------------------------------------------------------------------------------------------------------------------
     $      3,468      $      1,446       $      2,556      $        134      $        449       $        626      $        477
              129               178                 --               128                13                 41                --
               --                --               (296)               --                --                (37)              (17)
     ------------      ------------       ------------      ------------      ------------       ------------      ------------
            3,597             1,624              2,260               262               462                630               460
     ------------      ------------       ------------      ------------      ------------       ------------      ------------

            1,365             1,537              1,547               344                74                388               207
              297               329                280               106                51                108                75
               20                14                104                 8                 2                 70                64
               28                29                 29                22                20                 24                13
               24                25                 23                15                12                 14                13
                6                20                 13                 6                13                 16                11
               11                14                 12                 3                 1                  3                 2
                4                 5                  4                 1                --                  1                 1
                7                 9                  3                 2                --                  1                --
                7                 9                  3                 2                --                  1                --
               --                --                 --                --                 5                 --                 2
               11                11                 10                 6                --                  3                 2
     ------------      ------------       ------------      ------------      ------------       ------------      ------------
            1,780             2,002              2,028               515               178                629               390
               --                --                 --                --               (22)                --                --
               --                --                 --                --               (43)                --                --
     ------------      ------------       ------------      ------------      ------------       ------------      ------------
            1,780             2,002              2,028               515               113                629               390
     ------------      ------------       ------------      ------------      ------------       ------------      ------------
            1,817              (378)               232              (253)              349                  1                70
     ------------      ------------       ------------      ------------      ------------       ------------      ------------

           14,540            20,215             18,215             7,197              (135)             2,314              (877)

               --                --               (434)               --                --               (159)             (238)
            1,887             3,624             45,236               264              (500)            17,608            13,651

               --                --                (39)               --                --                 11               (23)
     ------------      ------------       ------------      ------------      ------------       ------------      ------------
           16,427            23,839             62,978             7,461              (635)            19,774            12,513
     ------------      ------------       ------------      ------------      ------------       ------------      ------------
     $     18,244      $     23,461       $     63,210      $      7,208      $       (286)      $     19,775      $     12,583
     ============      ============       ============      ============      ============       ============      ============

Statement of Changes in Net Assets (000)
For the Year Ended December 31,

                                                                                                     Treasury
                                                                                                   Money Market
                                                                                                      Fund\\(US)\\
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 1999          1998
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income.....................................................................   $   14,057    $   11,042
  Net realized gain (loss) from security and foreign currency transactions..................            3             1
  Net change in unrealized depreciation on investments and foreign currency transactions....           --            --
                                                                                               ----------    ----------
  Net increase (decrease) in net assets resulting from operations...........................       14,060        11,043
                                                                                               ----------    ----------
Dividends distributed from:
  Net investment income:
    Common Share Class......................................................................      (13,516)      (10,402)
    Investor Share Class....................................................................         (541)         (640)
  Net realized gains:
    Common Share Class......................................................................           --            --
    Investor Share Class....................................................................           --            --
                                                                                               ----------    ----------
     Total dividends distributed............................................................      (14,057)      (11,042)
                                                                                               ----------    ----------
Capital share transactions:
  Common Share Class:
    Proceeds from shares issued.............................................................      747,343       849,198
    Shares issued in lieu of cash distributions.............................................          443           328
    Cost of shares repurchased..............................................................     (748,105)     (710,064)
                                                                                               ----------    ----------
    Increase (decrease) in net assets derived from Common Share Class transactions..........         (319)      139,462
                                                                                               ----------    ----------
  Investor Share Class:
    Proceeds from shares issued.............................................................       71,827       111,616
    Shares issued in lieu of cash distributions.............................................          542           640
    Cost of share repurchased...............................................................      (78,298)     (101,355)
                                                                                               ----------    ----------
    Increase (decrease) in net assets derived from Investor Share Class transactions........       (5,929)       10,901
                                                                                               ----------    ----------
    Increase (decrease) in net assets derived from capital share transactions...............       (6,248)      150,363
                                                                                               ----------    ----------
  Net increase (decrease) in net assets.....................................................       (6,245)      150,364

Net Assets:
  Beginning of period.......................................................................      345,847       195,483
                                                                                               ----------    ----------
  End of period.............................................................................   $  339,602    $  345,847
                                                                                               ==========    ==========

Capital share transactions:
  Common Share Class:
    Shares issued...........................................................................      747,343       849,198
    Shares issued in lieu of cash distributions.............................................          443           328
    Shares repurchased......................................................................     (748,105)     (710,064)
                                                                                               ----------    ----------
     Total Common Share Class transactions..................................................         (319)      139,462
                                                                                               ----------    ----------
  Investor Share Class:
    Shares issued...........................................................................       71,827       111,616
    Shares issued in lieu of cash distributions.............................................          541           640
    Shares repurchased......................................................................      (78,298)     (101,355)
                                                                                               ----------    ----------
     Total Investor Share Class transactions................................................       (5,930)       10,901
                                                                                               ----------    ----------
     Increase (decrease) in capital shares..................................................       (6,249)      150,363
                                                                                               ==========    ==========

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

                Government                                                      Tax-Exempt
               Money Market                   Money Market                     Money Market                      Fixed Income
                 Fund\\(US)\\                   Fund\\(US)\\                     Fund\\(US)\\                      Fund\\(US)\\
     ------------------------------------------------------------------------------------------------------------------------------
          1999            1998            1999            1998            1999             1998            1999            1998
     ------------------------------------------------------------------------------------------------------------------------------
     $     24,285    $     18,688     $     62,522    $     52,100    $      8,991     $      9,915    $      9,452    $      9,041

               --              --               --              --              --                6          (5,565)          2,974

               --              --               --              --              --               --          (7,586)           (798)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
           24,285          18,688           62,522          52,100           8,991            9,921          (3,699)         11,217
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------

          (20,350)        (15,907)         (52,278)        (44,888)         (7,257)          (8,560)         (9,432)         (9,325)
           (3,935)         (2,781)         (10,244)         (7,212)         (1,734)          (1,355)            (21)            (23)

               --              --               --              --              --               --            (135)         (2,080)
               --              --               --              --              --               --              --              (5)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
          (24,285)        (18,688)         (62,522)        (52,100)         (8,991)          (9,915)         (9,588)        (11,433)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------

          901,384         961,904        2,396,115       2,199,812         535,359          794,878          59,511          52,981
            3,837           2,734            2,500             652             186              139           2,161           2,615
         (837,500)       (823,101)      (2,201,785)     (1,996,903)       (523,924)        (772,450)        (31,122)        (24,774)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
           67,721         141,537          196,830         203,561          11,621           22,567          30,550          30,822
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------

          387,926         294,386          927,874         994,823         271,145          270,523              37              22
            3,931           2,781           10,241           7,204           1,737            1,345              20              41
         (385,321)       (216,601)        (910,038)       (783,735)       (274,232)        (207,365)            (59)            (56)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
            6,536          80,566           28,077         218,292          (1,350)          64,503              (2)              7
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
           74,257         222,103          224,907         421,853          10,271           87,070          30,548          30,829
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
           74,257         222,103          224,907         421,853          10,271           87,076          17,261          30,613

          486,294         264,191        1,160,871         739,018         340,314          253,238         172,189         141,576
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
     $    560,551    $    486,294     $  1,385,778    $  1,160,871    $    350,585     $    340,314    $    189,450    $    172,189
     ============    ============     ============    ============    ============     ============    ============    ============

          901,384         961,904        2,396,115       2,199,812         535,359          794,878           6,093           5,052
            3,837           2,734            2,500             652             186              139             218             254
         (837,500)       (823,101)      (2,201,785)     (1,996,903)       (523,924)        (772,450)         (3,138)         (2,362)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
           67,721         141,537          196,830         203,561          11,621           22,567           3,173           2,944
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------

          387,926         294,386          927,874         994,824         271,145          270,523               4               2
            3,931           2,781           10,241           7,204           1,737            1,345               2               4
         (385,321)       (216,601)        (910,038)       (783,735)       (274,231)        (207,365)             (6)             (5)
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
            6,536          80,566           28,077         218,293          (1,349)          64,503              --               1
     ------------    ------------     ------------    ------------    ------------     ------------    ------------    ------------
           74,257         222,103          224,907         421,854          10,272           87,070           3,173           2,945
     ============    ============     ============    ============    ============     ============    ============    ============

Statement of Changes in Net Assets (000)
For the Year Ended December 31,

                                                                                                  Tax-Exempt
                                                                                                 Fixed Income
                                                                                                   Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------
                                                                                              1999           1998
------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)...........................................................  $    1,441     $    1,661
  Net realized gain (loss) from security and foreign currency
     transactions........................................................................        (255)           673
  Net change in unrealized appreciation (depreciation) on investments
     and foreign currency transactions...................................................      (2,029)          (216)
                                                                                           ----------     ----------
  Net increase (decrease) in net assets resulting from operations........................        (843)         2,118
                                                                                           ----------     ----------
Dividends distributed from:
  Net investment income:
     Common Share Class..................................................................      (1,424)        (1,648)
     Investor Share Class................................................................         (17)           (22)
  Net realized gains:
     Common Share Class..................................................................          --             --
     Investor Share Class................................................................          --             --
  In excess of net realized gains::
     Common Share Class..................................................................          --             --
     Investor Share Class................................................................          --             --
                                                                                           ----------     ----------
        Total dividends distributed......................................................      (1,441)        (1,670)
                                                                                           ----------     ----------
Capital share transactions:
  Common Share Class:
     Proceeds from shares issued.........................................................       3,738          4,836
     Shares issued in lieu of cash distributions.........................................           9             22
     Cost of shares repurchased..........................................................      (6,958)       (10,580)
                                                                                           ----------     ----------
     Increase (decrease) in net assets derived from Common Share Class transactions......      (3,211)        (5,722)
                                                                                           ----------     ----------
Investor Share Class:
     Proceeds from shares issued.........................................................         415            102
     Shares issued in lieu of cash distributions.........................................          17             20
     Cost of share repurchased...........................................................        (588)          (103)
                                                                                           ----------     ----------
     Increase (decrease) in net assets derived from Investor Share Class transactions....        (156)            19
                                                                                           ----------     ----------
     Increase (decrease) in net assets derived from capital share transactions...........      (3,367)        (5,703)
                                                                                           ----------     ----------
  Net increase (decrease) in net assets..................................................      (5,651)        (5,255)
Net Assets:
  Beginning of period....................................................................      35,723         40,978
                                                                                           ----------     ----------
  End of period..........................................................................  $   30,072     $   35,723
                                                                                           ==========     ==========
Capital share transactions:
  Common Share Class:
     Shares issued.......................................................................         361            462
     Shares issued in lieu of cash distributions.........................................           1              2
     Shares repurchased..................................................................        (681)        (1,010)
                                                                                           ----------     ----------
        Total Common Share Class transactions............................................        (319)          (546)
                                                                                           ----------     ----------
Investor Share Class:
     Shares issued.......................................................................          41              9
     Shares issued in lieu of cash distributions.........................................           2              2
     Shares repurchased..................................................................         (58)           (10)
                                                                                           ----------     ----------
Total Investor Share Class transactions..................................................         (15)             1
                                                                                           ----------     ----------
Increase (decrease) in capital shares....................................................        (334)          (545)
                                                                                           ==========     ==========

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

           International
            Fixed Income                    Balanced                       Value                            Growth
             Fund\\(US)\\                    Fund\\(US)\\                   Fund\\(US)\\                     Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
       1999            1998            1999          1998               1999          1998              1999          1998
------------------------------------------------------------------------------------------------------------------------------------
    $      458       $      633     $    1,653    $    1,590        $    1,817    $    2,568        $     (378)    $        6

          (183)            (105)         7,090         4,860            14,540        33,525            20,215         13,906

        (1,846)           1,909           (279)        1,217             1,887       (21,890)            3,624         29,876
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
        (1,571)           2,437          8,464         7,667            18,244        14,203            23,461         43,788
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------

           (95)            (295)        (1,604)       (1,535)           (1,769)       (2,568)               --           (188)
            --               (1)           (50)          (60)              (18)          (13)               --             --

           (42)            (159)        (5,663)       (9,809)           (9,954)      (67,685)          (19,047)       (16,848)
            --               --           (223)         (481)             (217)         (512)             (364)          (320)

          (100)              --             --            --                --            --                --             --
            --               --             --            --                --            --                --             --
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
          (237)            (455)        (7,540)      (11,885)          (11,958)      (70,778)          (19,411)       (17,356)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------

           948            2,932         16,813        17,520            25,561        30,539            55,118         42,338
             3                5          6,126        10,179             4,611        20,219            12,272         10,985
        (2,263)          (3,005)       (15,456)      (16,384)          (53,972)      (44,296)          (60,184)       (27,254)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
        (1,312)             (68)         7,483        11,315           (23,800)        6,462             7,206         26,069
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------

             4               --             14           102             2,516           343               449            333
            --                1            265           538               237           529               362            320
           (19)             (22)          (767)         (967)             (759)         (773)             (629)        (1,154)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
           (15)             (21)          (488)         (327)            1,994            99               182           (501)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
        (1,327)             (89)         6,995        10,988           (21,806)        6,561             7,388         25,568
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
        (3,135)           1,893          7,919         6,770           (15,520)      (50,014)           11,438         52,000

        17,535           15,642         79,450        72,680           172,569       222,583           188,134        136,134
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
    $   14,400       $   17,535     $   87,369    $   79,450        $  157,049    $  172,569        $  199,572     $  188,134
    ==========       ==========     ==========    ==========        ==========    ==========        ==========     ==========

            96              295          1,397         1,378             1,969         2,026             3,189          2,692
            --                1            515           889               358         1,455               720            697
          (225)            (296)        (1,280)       (1,245)           (4,150)       (2,974)           (3,482)        (1,696)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
          (129)              --            632         1,022            (1,823)          507               427          1,693
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------

            --               --              1             8               184            24                26             21
            --               --             22            47                18            38                21             20
            (2)              (2)           (63)          (74)              (59)          (49)              (36)           (73)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
            (2)              (2)           (40)          (19)              143            13                11            (32)
    ----------       ----------     ----------    ----------        ----------    ----------        ----------     ----------
          (131)              (2)           592         1,003            (1,680)          520               438          1,661
    ==========       ==========     ==========    ==========        ==========    ==========        ==========     ==========

Statement of Changes in Net Assets (000)
For the Year Ended December 31,

                                                                                                   International
                                                                                                      Equity
                                                                                                     Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)..........................................................     $     232       $      24
  Net realized gain (loss) from security and foreign currency
  transactions..........................................................................        17,781          (1,648)
  Net change in unrealized appreciation (depreciation) on investments
  and foreign currency transactions.....................................................        45,197          27,599
                                                                                             ---------       ---------
  Net increase (decrease) in net assets resulting from operations.......................        63,210          25,975
                                                                                             ---------       ---------
Dividends distributed from:
  Net investment income:
    Common Share Class..................................................................            --            (696)
    Investor Share Class................................................................            --              (1)
  Net realized gains:
    Common Share Class..................................................................       (13,324)         (1,326)
    Investor Share Class................................................................          (131)            (10)
  Paid in capital:
    Common Share Class..................................................................            --              --
    Investor Share Class................................................................            --              --
                                                                                             ---------       ---------
      Total dividends distributed.......................................................       (13,455)         (2,033)
                                                                                             ---------       ---------
Capital share transactions:
  Common Share Class:
    Proceeds from shares issued.........................................................       209,564          48,964
    Shares issued in lieu of cash distributions.........................................         4,404             608
    Cost of shares repurchased..........................................................      (201,227)        (15,857)
                                                                                             ---------       ---------
    Increase (decrease) in net assets derived from Common Share Class transactions......        12,741          33,715
                                                                                             ---------       ---------
  Investor Share Class:
    Proceeds from shares issued.........................................................         1,044              32
    Shares issued in lieu of cash distributions.........................................           129              12
    Cost of share repurchased...........................................................          (264)           (509)
                                                                                             ---------       ---------
    Increase (decrease) in net assets derived from Investor Share Class transactions....           909            (465)
                                                                                             ---------       ---------
    Increase (decrease) in net assets derived from capital share transactions...........        13,650          33,250
                                                                                             ---------       ---------
  Net increase (decrease) in net assets.................................................        63,405          57,192
Net Assets:
  Beginning of period...................................................................       143,877          86,685
                                                                                             ---------       ---------
  End of period.........................................................................      $207,282        $143,877
                                                                                             =========       =========
Capital share transactions:
  Common Share Class:
    Shares issued.......................................................................        10,284           2,880
    Shares issued in lieu of cash distributions.........................................           192              36
    Shares repurchased..................................................................        (9,837)           (941)
                                                                                             ---------       ---------
      Total Common Share Class transactions.............................................           639           1,975
                                                                                             ---------       ---------
Investor Share Class:
    Shares issued.......................................................................            48               2
    Shares issued in lieu of cash distributions.........................................             6               1
    Shares repurchased..................................................................           (13)            (30)
                                                                                             ---------       ---------
      Total Investor Share Class transactions...........................................            41             (27)
                                                                                             ---------       ---------
      Increase (decrease) in capital shares.............................................           680           1,948
                                                                                             =========       =========

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

                                                                                                          Latin America
           Small Cap                       Real Estate                      Asian Tigers                     Equity
            Fund\\(US)\\                    Fund\\(US)\\                     Fund\\(US)\\                     Fund\\(US)\\
---------------------------------------------------------------------------------------------------------------------------
       1999           1998             1999          1998               1999          1998               1999       1998
---------------------------------------------------------------------------------------------------------------------------
$      (253)     $    (413)      $     349       $       228     $         1      $      270       $      70      $     398

      7,197         (2,200)           (135)             (125)          2,155          (6,527)         (1,115)        (3,948)

       264            (962)           (500)             (550)         17,619           3,255          13,628         (8,582)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
     7,208          (3,575)           (286)             (447)         19,775          (3,002)         12,583        (12,132)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------

        --              --            (283)             (191)             --             (25)            (19)          (328)
        --              --              (1)               --              --              --              --             --

        --            (837)             --                --              --              --              --           (217)
        --              (9)             --                --              --              --              --             --

        --              (3)            (61)              (37)             --              --              --             --
        --              --              --                --              --              --              --             --
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
        --            (849)           (345)             (228)             --             (25)            (19)          (545)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------

    23,772          21,352             968             5,249         100,864          24,987           7,309         12,201
        --              89             344               227              --               6               1             15
   (20,860)        (13,065)           (184)             (764)        (97,734)        (28,451)         (7,183)       (14,817)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
     2,912           8,376           1,128             4,712           3,130          (3,458)            127         (2,601)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------

    10,715           2,408              12                21           1,950             201              --             --
        --               8               1                --              --              --              --             --
   (11,135)         (2,092)             (1)               --          (1,958)           (334)             --             --
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
      (420)            324              12                21              (8)           (133)             --             --
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
     2,492           8,700           1,140             4,733           3,122          (3,591)            127         (2,601)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
     9,700           4,276             509             4,058          22,897          (6,618)         12,691        (15,278)

    46,773          42,497           7,043             2,985          28,380          34,998          17,993         33,271
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
$   56,473       $  46,773       $   7,552       $     7,043     $    51,277      $   28,380       $  30,684      $  17,993
==========       =========       =========       ===========     ===========      ==========       =========      =========

     2,018           1,633             117               597          11,523           4,093             726          1,167
        --               9              43                26              --               1              --              2
    (1,827)         (1,021)            (23)              (85)        (11,042)         (4,465)           (746)        (1,485)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
       191             621             137               538             481            (371)            (20)          (316)
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------

       919             214               1                 2             220              31              --             --
        --               1              --                --              --              --              --             --
      (951)           (184)             --                --            (221)            (48)             --             --
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
       (32)             31               1                 2              (1)            (17)             --             --
----------       ---------       ---------       -----------     -----------      ----------       ---------      ---------
       159             652             138               540             480            (388)            (20)          (316)
==========       =========       =========       ===========     ===========      ==========       =========      =========

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                                   Net Asset                      Realized       Dividends      Distributions
                                                     Value         Net         and Unrealized     from Net          from
                                                   Beginning    Investment         Gains         Investment        Capital
                                                   of Period     Income         on Securities      Income           Gains
-----------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund\\(US)\\
-----------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                               $1.00         $0.05            $0.00           $(0.05)           $0.00
1998                                                1.00          0.05             0.00            (0.05)            0.00
1997                                                1.00          0.05             0.00            (0.05)            0.00
1996                                                1.00          0.05             0.00            (0.05)            0.00
1995                                                1.00          0.05             0.00            (0.05)            0.00
Investor Share Class
1999                                               $1.00         $0.04            $0.00           $(0.04)           $0.00
1998                                                1.00          0.05             0.00            (0.05)            0.00
1997                                                1.00          0.05             0.00            (0.05)            0.00
1996                                                1.00          0.04             0.00            (0.04)            0.00
1995                                                1.00          0.05             0.00            (0.05)            0.00
-----------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund\\(US)\\
-----------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                               $1.00         $0.05            $0.00           $(0.05)           $0.00
1998                                                1.00          0.05             0.00            (0.05)            0.00
1997                                                1.00          0.05             0.00            (0.05)            0.00
1996                                                1.00          0.05             0.00            (0.05)            0.00
1995                                                1.00          0.05             0.00            (0.05)            0.00
Investor Share Class
1999                                               $1.00         $0.04            $0.00           $(0.04)           $0.00
1998                                                1.00          0.05             0.00            (0.05)            0.00
1997                                                1.00          0.05             0.00            (0.05)            0.00
1996                                                1.00          0.05             0.00            (0.05)            0.00
1995                                                1.00          0.05             0.00            (0.05)            0.00
-----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

                                                                                                                   Ratio of Net
                                                                                                                   Investment
                                                                          Ratio of Net      Ratio of Expenses        Income
                                                            Ratio of       Investment          to Average           to Average
    Net Asset                           Net Assets          Expenses         Income            Net Assets           Net Assets
    Value End           Total             End of           to Average      to Average         (Excluding           (Excluding
    of Period          Return           Period (000)       Net Assets      Net Assets           Waivers)             Waivers)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   $1.00                4.63%           $327,906            0.36%            4.53%             0.59%                4.30%
    1.00                4.90             328,222            0.37             4.79              0.59                 4.58
    1.00                4.97             188,761            0.33             4.86              0.57                 4.62
    1.00                4.80             156,455            0.44             4.70              0.59                 4.55
    1.00                5.28             110,475            0.44             5.16              0.59                 5.01

   $1.00                4.37%           $ 11,696            0.61%            4.28%             1.09%                3.80%
    1.00                4.64              17,625            0.62             4.54              1.09                 4.08
    1.00                4.70               6,722            0.58             4.60              0.88                 4.30
    1.00                4.54              10,910            0.69             4.45              0.84                 4.30
    1.00                5.02               7,931            0.69             4.89              0.84                 4.74
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

   $1.00                4.87%           $464,520            0.33%            4.78%             0.41%                4.70%
    1.00                5.24             396,797            0.35             5.12              0.42                 5.04
    1.00                5.33             255,259            0.32             5.21              0.40                 5.13
    1.00                5.08             256,392            0.44             4.96              0.44                 4.96
    1.00                5.59             207,615            0.42             5.45              0.42                 5.45

   $1.00                4.53%           $ 96,031            0.65%            4.46%             0.91%                4.20%
    1.00                4.91              89,497            0.67             4.80              0.92                 4.54
    1.00                5.05               8,932            0.59             4.95              0.72                 4.82
    1.00                4.82               5,093            0.69             4.71              0.69                 4.71
    1.00                5.33               3,002            0.67             5.18              0.67                 5.18
---------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                                           Net Asset                     Realized        Dividends   Distributions
                                                             Value          Net       and Unrealized     from Net       from
                                                           Beginning      Investment     Gains on       Investment     Capital
                                                           of Period       Income       Securities        Income        Gains
----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund\\(US)\\
----------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                                         $1.00           $0.05         $0.00           $(0.05)      $0.00
1998                                                          1.00            0.05          0.00            (0.05)       0.00
1997                                                          1.00            0.05          0.00            (0.05)       0.00
1996                                                          1.00            0.05          0.00            (0.05)       0.00
1995                                                          1.00            0.06          0.00            (0.06)       0.00
Investor Share Class
1999                                                         $1.00           $0.05         $0.00           $(0.05)      $0.00
1998                                                          1.00            0.05          0.00            (0.05)       0.00
1997                                                          1.00            0.05          0.00            (0.05)       0.00
1996                                                          1.00            0.05          0.00            (0.05)       0.00
1995                                                          1.00            0.05          0.00            (0.05)       0.00
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund\\(US)\\
----------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                                         $1.00           $0.03         $0.00           $(0.03)      $0.00
1998                                                          1.00            0.03          0.00            (0.03)       0.00
1997                                                          1.00            0.03          0.00            (0.03)       0.00
1996                                                          1.00            0.03          0.00            (0.03)       0.00
1995                                                          1.00            0.03          0.00            (0.03)       0.00
Investor Share Class
1999                                                         $1.00           $0.03         $0.00           $(0.03)      $0.00
1998                                                          1.00            0.03          0.00            (0.03)       0.00
1997                                                          1.00            0.03          0.00            (0.03)       0.00
1996                                                          1.00            0.03          0.00            (0.03)       0.00
1995                                                          1.00            0.03          0.00            (0.03)       0.00
----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

                                                                                                         Ratio of Net
                                                                                                          Investment
                                                                    Ratio of Net     Ratio of Expenses     Income
                                                      Ratio of       Investment         to Average        to Average
     Net Asset                     Net Assets         Expenses         Income           Net Assets        Net Assets
     Value End        Total          End of          to Average      to Average         (Excluding        (Excluding
     of Period        Return      Period (000)       Net Assets      Net Assets          Waivers)          Waivers)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
       $1.00          4.98%        $1,138,123           0.32%           4.88%              0.55%             4.65%
        1.00          5.33            941,295           0.33            5.21               0.56              4.98
        1.00          5.41            737,736           0.32            5.29               0.56              5.05
        1.00          5.13            598,715           0.43            5.02               0.58              4.87
        1.00          5.64            475,688           0.41            5.50               0.56              5.35

       $1.00          4.60%        $  247,655           0.68%           4.52%              1.05%             4.15%
        1.00          4.97            219,576           0.69            4.85               1.06              4.48
        1.00          5.12              1,282           0.59            5.00               0.85              4.74
        1.00          4.87              1,466           0.68            4.77               0.83              4.62
        1.00          5.38              1,358           0.66            5.22               0.81              5.07

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       $1.00          3.01%        $  284,455           0.35%           2.96%              0.58%             2.73%
        1.00          3.21            272,834           0.35            3.17               0.56              2.95
        1.00          3.36            250,260           0.33            3.32               0.57              3.08
        1.00          3.14            187,629           0.40            3.10               0.56              2.94
        1.00          3.49            167,945           0.41            3.44               0.56              3.29

       $1.00          2.75%        $   66,130           0.60%           2.71%              1.08%             2.23%
        1.00          2.96             67,480           0.60            2.92               1.06              2.45
        1.00          3.10              2,978           0.58            3.07               0.89              2.76
        1.00          2.88              2,807           0.65            2.85               0.81              2.69
        1.00          3.24              3,244           0.66            3.19               0.81              3.04
------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                                           Net Asset                     Realized        Dividends   Distributions
                                                             Value          Net       and Unrealized     from Net       from
                                                           Beginning      Investment  Gains (Losses) on Investment     Capital
                                                           of Period       Income       Securities        Income        Gains
----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund\\(US)\\
----------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                                        $10.36          $0.57         $(0.78)         $(0.57)       $(0.01)
1998                                                         10.35           0.57           0.16           (0.59)        (0.13)
1997                                                         10.06           0.60           0.30           (0.60)        (0.01)
1996                                                         10.32           0.59          (0.26)          (0.59)         0.00
1995                                                          9.30           0.59           1.02           (0.59)         0.00
Investor Share Class
1999                                                        $10.41          $0.53         $(0.79)         $(0.52)       $(0.01)
1998                                                         10.38           0.53           0.17           (0.54)        (0.13)
1997                                                         10.09           0.59           0.29           (0.58)        (0.01)
1996                                                         10.35           0.57          (0.26)          (0.57)         0.00
1995                                                          9.32           0.55           1.04           (0.56)         0.00
----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

                                                                                                 Ratio of Net
                                                                                                  Investment
                                                                Ratio of Net  Ratio of Expenses     Income
                                                 Ratio of       Investment      to Average        to Average
Net Asset                       Net Assets       Expenses         Income        Net Assets        Net Assets      Portfolio
Value End          Total          End of        to Average      to Average      (Excluding       (Excluding       Turnover
of Period          Return       Period (000)    Net Assets      Net Assets        Waivers)         Waivers)         Rate
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
$ 9.57             (2.11)%        $189,048         0.69%           5.70%          0.84%              5.55%           229%
 10.36              7.13           171,753         0.72            5.43           0.86               5.28            157
 10.35              9.22           141,148         0.71            5.95           0.81               5.85            233
 10.06              3.42           123,930         0.73            5.92           0.83               5.82            194
 10.32             17.75           125,563         0.74            5.97           0.84               5.87             59

$ 9.62             (2.58)%        $   402          1.19%           5.20%          1.34%              5.05%           229%
 10.41              6.81              436          1.18            4.97           1.32               4.82            157
 10.38              8.92              428          0.96            5.71           1.12               5.55            233
 10.09              3.24              459          0.98            5.65           1.08               5.55            194
 10.35             17.40              646          0.99            5.72           1.09               5.62             59
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                                 Net Asset                       Realized         Dividends       Distributions
                                                   Value         Net           and Unrealized      from Net          from
                                                 Beginning     Investment      Gains (Losses)     Investment        Capital
                                                 of Period      Income         on Securities        Income           Gains
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                              $10.53         $0.44             $(0.69)          $(0.44)           $0.00
1998                                               10.41          0.47               0.12            (0.47)            0.00
1997                                                9.99          0.49               0.42            (0.49)            0.00
1996                                               10.20          0.50              (0.21)           (0.50)            0.00
1995                                                9.26          0.48               0.94            (0.48)            0.00
Investor Share Class
1999                                              $10.51         $0.39             $(0.70)          $(0.39)           $0.00
1998                                               10.39          0.42               0.12            (0.42)            0.00
1997                                                9.97          0.47               0.41            (0.46)            0.00
1996                                               10.18          0.43              (0.17)           (0.47)            0.00
1995                                                9.24          0.43               0.97            (0.46)            0.00
------------------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                              $10.82         $0.30             $(1.30)          $(0.06)          $(0.10)
1998                                                9.64          0.39               1.07            (0.18)           (0.10)
1997                                               10.24          0.43              (1.03)            0.00             0.00
1996                                               10.58          0.48              (0.18)           (0.64)            0.00
1995                                                9.54          0.62               1.38            (0.96)            0.00
Investor Share Class
1999                                              $10.80         $0.24             $(1.28)          $ 0.00           $(0.10)
1998                                                9.60          0.38               1.05            (0.13)           (0.10)
1997                                               10.23          0.49              (1.12)            0.00             0.00
1996                                               10.56          0.54              (0.27)           (0.60)            0.00
1995                                                9.53          0.52               1.45            (0.94)            0.00
------------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

                                                                                                     Ratio of Net
                                                                                                      Investment
                                                                  Ratio of Net   Ratio of Expenses   Income (Loss)
                                                   Ratio of       Investment        to Average        to Average
Net Asset                        Net Assets        Expenses         Income          Net Assets        Net Assets      Portfolio
Value End          Total           End of         to Average      to Average        (Excluding        (Excluding       Turnover
of Period          Return        Period (000)     Net Assets      Net Assets        Waivers)          Waivers)           Rate
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  $ 9.84           (2.45)%         $  29,694        0.89%           4.27%            1.04%              4.12%           80%
   10.53            5.79              35,161        0.83            4.44             0.97               4.30            41
   10.41            9.36              40,441        0.73            4.84             0.84               4.73            54
    9.99            2.96              39,756        0.73            4.95             0.85               4.83            98
   10.20           15.67              50,079        0.75            4.84             0.87               4.72           129

  $ 9.81           (3.03)%         $     378        1.39%           3.77%            1.54%              3.62%           80%
   10.51            5.31                 562        1.29            3.98             1.43               3.84            41
   10.39            9.11                 537        0.98            4.59             1.14               4.43            54
    9.97            2.70                 680        0.98            4.70             1.10               4.58            98
   10.18           15.43               1,131        1.00            4.59             1.12               4.47           129
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  $ 9.66           (9.26)%         $  14,367        1.50%           2.90%            1.55%              2.85%           40%
   10.82           15.15              17,482        1.38            3.62             1.42               3.57            79
    9.64           (5.86)             15,574        1.22            4.08             1.22               4.08            52
   10.24            2.82              17,561        1.11            4.66             1.11               4.66            85
   10.58           20.99              17,433        1.10            5.86             1.16               5.80           105

  $ 9.66           (9.66)%         $      33        2.00%           2.40%            2.05%              2.35%           40%
   10.80           14.84                  53        1.83            3.17             1.87               3.12            79
    9.60           (6.16)                 68        1.47            3.83             1.51               3.78            52
   10.23            2.62                 112        1.36            4.43             1.36               4.43            85
   10.56           20.68                 125        1.35            5.57             1.41               5.51           105
------------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                         Net Asset                               Realized         Dividends       Distributions
                                           Value               Net           and Unrealized        from Net           from
                                         Beginning          Investment            Gains           Investment         Capital
                                         of Period            Income          on Securities         Income            Gains
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                       $11.83              $0.24              $0.98             $(0.24)         $(0.85)
1998                                        12.73               0.27               0.82              (0.27)          (1.72)
1997                                        10.98               0.32               2.06              (0.32)          (0.31)
1996                                        10.75               0.35               1.02              (0.35)          (0.79)
1995                                         9.53               0.39               1.65              (0.39)          (0.43)
Investor Share Class
1999                                       $11.86              $0.18              $0.98             $(0.18)         $(0.85)
1998                                        12.73               0.21               0.85              (0.21)          (1.72)
1997                                        10.98               0.30               2.06              (0.30)          (0.31)
1996                                        10.75               0.30               1.04              (0.32)          (0.79)
1995                                         9.53               0.34               1.67              (0.36)          (0.43)

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


                                                                                                         Ratio of Net
                                                                                                          Investment
                                                                   Ratio of Net     Ratio of Expenses       Income
                                                    Ratio of        Investment         to Average         to Average
    Net Asset                     Net Assets        Expenses         Income            Net Assets         Net Assets    Portfolio
    Value End       Total           End of          to Average      to Average         (Excluding         (Excluding    Turnover
    of Period       Return        Period (000)      Net Assets      Net Assets          Waivers)           Waivers)       Rate
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     $11.96        10.55%          $84,151            1.00%           1.96%              1.00%              1.96%          112%
      11.83         9.97            75,793            1.03            2.06               1.03               2.06            84
      12.73        22.10            68,523            0.93            2.68               0.93               2.68           111
      10.98        13.15            54,546            0.94            3.14               0.94               3.14           104
      10.75        21.85            49,899            0.92            3.74               0.92               3.74            85

     $11.99         9.97%          $ 3,218            1.50%           1.46%              1.50%              1.46%          112%
      11.86         9.72             3,657            1.49            1.60               1.49               1.60            84
      12.73        21.80             4,157            1.18            2.43               1.24               2.37           111
      10.98        12.86             3,710            1.19            2.89               1.19               2.89           104
      10.75        21.52             3,949            1.22            3.36               1.22               3.36            85



   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                         Net Asset                                Realized           Dividends      Distributions
                                           Value                 Net           and Unrealized         from Net          from
                                         Beginning            Investment           Gains            Investment        Capital
                                         of Period           Income (Loss)      on Securities         Income           Gains
------------------------------------------------------------------------------------------------------------------------------------
Value Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                     $12.33                 $ 0.14             $1.23              $(0.14)         $(0.81)
1998                                      16.51                   0.19              0.86               (0.19)          (5.04)
1997                                      13.24                   0.24              3.75               (0.24)          (0.48)
1996                                      12.26                   0.29              2.18               (0.29)          (1.20)
1995                                       9.79                   0.34              2.74               (0.35)          (0.26)
Investor Share Class
1999                                     $12.32                 $ 0.07             $1.24              $(0.08)         $(0.81)
1998                                      16.54                   0.12              0.82               (0.12)          (5.04)
1997                                      13.26                   0.20              3.76               (0.20)          (0.48)
1996                                      12.28                   0.25              2.18               (0.25)          (1.20)
1995                                       9.80                   0.32              2.74               (0.32)          (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1999                                     $17.10                 $(0.03)            $2.16              $ 0.00          $(1.79)
1998                                      14.57                   0.00              4.20               (0.02)          (1.65)
1997                                      13.06                   0.12              2.97               (0.12)          (1.46)
1996                                      11.61                   0.17              2.31               (0.17)          (0.86)
1995                                       9.73                   0.16              2.88               (0.16)          (1.00)
Investor Share Class
1999                                     $17.06                 $(0.11)            $2.14              $ 0.00          $(1.79)
1998                                      14.60                  (0.07)             4.18                0.00           (1.65)
1997                                      13.09                   0.08              2.97               (0.08)          (1.46)
1996                                      11.62                   0.14              2.33               (0.14)          (0.86)
1995                                       9.74                   0.12              2.89               (0.13)          (1.00)
------------------------------------------------------------------------------------------------------------------------------------

                                                               DECEMBER 31, 1999


                                                                                                          Ratio of Net
                                                                                                          Investment
                                                                      Ratio of Net    Ratio of Expenses   Income (Loss)
                                                      Ratio of        Investment      to Average          to Average
    Net Asset                       Net Assets        Expenses        Income (Loss)   Net Assets          Net Assets     Portfolio
    Value End          Total          End of          to Average      to Average      (Excluding          (Excluding     Turnover
    of Period          Return       Period (000)      Net Assets      Net Assets      Waivers)            Waivers)         Rate
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
   $12.75              11.14%       $ 153,551          1.03%           1.07%           1.03%               1.07%           94%
    12.33               5.47          170,945          1.05            1.23            1.05                1.23            55
    16.51              30.49          220,618          1.01            1.57            1.01                1.57            79
    13.24              20.43          164,710          1.03            2.19            1.03                2.19            58
    12.26              32.02          131,243          1.05            3.07            1.05                3.07            37

   $12.74              10.67%       $   3,498          1.53%           0.57%           1.53%               0.57%           94%
    12.32               4.66            1,624          1.50            0.78            1.50                0.78            55
    16.54              30.20            1,965          1.26            1.32            1.32                1.26            79
    13.26              20.09            1,672          1.28            1.94            1.28                1.94            58
    12.28              31.72            1,497          1.33            2.79            1.33                2.79            37
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

   $17.44              12.82%       $ 195,804          1.03%          (0.19)%          1.03%              (0.19)%          69%
    17.10              30.23          184,601          1.06            0.01            1.06                0.01            65
    14.57              23.98          132,649          1.02            0.79            1.02                0.79            62
    13.06              21.69           95,215          1.02            1.36            1.02                1.36            58
    11.61              31.60           78,216          1.02            1.37            1.02                1.37            71

   $17.30              12.26%       $   3,768          1.53%          (0.69)%          1.53%              (0.69)%          69%
    17.06              29.52            3,533          1.52           (0.45)           1.52               (0.45)           65
    14.60              23.65            3,485          1.27            0.54            1.33                0.48            62
    13.09              21.41            3,031          1.27            1.11            1.27                1.11            58
    11.62              31.29            2,681          1.31            1.10            1.31                1.10            71
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                        Net Asset                     Realized        Dividends       Distributions
                                        Value       Net            and Unrealized       from Net          from         Contribution
                                        Beginning   Investment     Gains (Losses)     Investment        Capital          (Return)
                                        of Period   Income (Loss)  on Securities         Income           Gains          of Capital
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(US)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1999                                      $18.97       $ 0.04          $ 7.75           $ 0.00           $(1.68)         $ 0.00
1998                                       15.38         0.01            3.85            (0.09)           (0.18)           0.00
1997                                       15.83         0.04            0.68            (0.08)           (1.09)           0.00
1996                                       14.56         0.06            1.37            (0.04)           (0.15)           0.03
1995                                       13.00         0.07            1.75            (0.06)           (0.20)           0.00
INVESTOR SHARE CLASS
1999                                      $18.91       $ 0.00          $ 7.64           $ 0.00           $(1.68)         $ 0.00
1998                                       15.34        (0.08)           3.86            (0.03)           (0.18)           0.00
1997                                       15.79         0.01            0.66            (0.03)           (1.09)           0.00
1996                                       14.52         0.04            1.35             0.00            (0.15)           0.03
1995                                       12.96         0.05            1.73            (0.02)           (0.20)           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund(US)
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1999                                      $12.22       $(0.06)         $ 2.00           $ 0.00           $ 0.00          $ 0.00
1998                                       13.38        (0.11)          (0.82)            0.00            (0.23)           0.00 (A)
1997                                       13.03        (0.09)           2.07             0.00            (1.63)           0.00
1996                                       12.46        (0.03)           2.38             0.00            (1.78)           0.00
1995                                        9.57         0.02            3.05            (0.02)           (0.16)           0.00
INVESTOR SHARE CLASS
1999                                      $12.04       $(0.17)         $ 2.09           $ 0.00           $ 0.00          $ 0.00
1998                                       13.29        (0.10)          (0.92)            0.00            (0.23)           0.00 (A)
1997                                       13.00        (0.13)           2.05             0.00            (1.63)           0.00
1996                                       12.46        (0.07)           2.39             0.00            (1.78)           0.00
1995                                        9.58        (0.01)           3.05             0.00            (0.16)           0.00
------------------------------------------------------------------------------------------------------------------------------------

(A) Per share was less than $0.005.

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


                                                                                                        Ratio of Net
                                                                                                         Investment
                                                                   Ratio of Net     Ratio of Expenses   Income (Loss)
                                                  Ratio of          Investment        to Average         to Average
          Net Asset               Net Assets      Expenses         Income (Loss)      Net Assets         Net Assets      Portfolio
          Value End     Total       End of        to Average        to Average        (Excluding         (Excluding      Turnover
          of Period    Return     Period (000)    Net Assets        Net Assets         Waivers)          Waivers)          Rate
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
         $25.08        41.86%         $204,922        1.31%            0.15%           1.31%               0.15%           31%
          18.97        25.43           142,862        1.38             0.02            1.38                0.02            31
          15.38         4.56            85,440        1.35             0.23            1.35                0.23            17
          15.83        10.09 (B)        96,442        1.36             0.44            1.36                0.44             9
          14.56        14.03            77,519        1.38             0.70            1.38                0.70            11

         $24.87        41.20%         $  2,360        1.81%           (0.35)%          1.81%              (0.35)%          31%
          18.91        24.87             1,015        1.83            (0.43)           1.83               (0.43)           31
          15.34         4.28             1,245        1.60            (0.05)           1.65               (0.10)           17
          15.79         9.85 (B)         1,608        1.61             0.20            1.61                0.20             9
          14.52        13.79             1,686        1.68             0.42            1.68                0.42            11
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
         $14.16        15.88%         $ 55,901        1.19%           (0.58)%          1.19%              (0.58)%         167%
          12.22        (6.52)           45,899        1.17            (0.84)           1.17               (0.84)          151
          13.38        15.89            41,945        1.04            (0.72)           1.04               (0.72)          170
          13.03        19.42            36,375        1.05            (0.27)           1.05               (0.27)          158
          12.46        32.13            23,844        1.10             0.18            1.10                0.18           142

         $13.96        15.95%         $    572        1.69%           (1.08)%          1.69%              (1.08)%         167%
          12.04        (7.25)              874        1.63            (1.30)           1.63               (1.30)          151
          13.29        15.45               552        1.29            (0.97)           1.35               (1.03)          170
          13.00        19.18               579        1.30            (0.52)           1.30               (0.52)          158
          12.46        31.73               553        1.39            (0.08)           1.39               (0.08)          142
----------------------------------------------------------------------------------------------------------------------------------

(B) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor.
     Without the capital contribution, the total return for the Common Class and the Investor Class would have been 9.87% and 9.64%, respectively.

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                          Net Asset                       Realized        Dividends    Distributions
                                            Value         Net          and Unrealized      from Net         from       Contribution
                                          Beginning     Investment     Gains (Losses)     Investment       Capital       (Return)
                                          of Period    Income (Loss)   on Securities        Income          Gains       of Capital
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                      $  8.37        $  0.38           $ (0.65)         $ (0.31)      $  0.00        $ (0.07)
1998                                         9.95           0.37             (1.58)           (0.31)         0.00          (0.06)
1997 (1)                                    10.00           0.00             (0.05)            0.00          0.00           0.00

Investor Share Class
1999                                      $ 10.63        $  0.42           $ (0.83)         $ (0.33)      $  0.00        $  0.00
1998 (2)                                    10.00           0.08              0.66            (0.11)         0.00           0.00 (A)
------------------------------------------------------------------------------------------------------------------------------------
Asian Tigers Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                      $  6.73        $  0.00 (A)       $  4.19          $  0.00       $  0.00        $  0.00
1998                                         7.60           0.07             (0.93)           (0.01)         0.00           0.00
1997                                        11.91           0.04             (4.32)           (0.02)        (0.01)          0.00
1996                                        10.45           0.02              1.48            (0.04)        (0.02)          0.02
1995                                         9.47           0.12              0.98            (0.12)         0.00           0.00

Investor Share Class
1999                                      $  6.67        $ (0.05)          $  4.17          $  0.00       $  0.00        $  0.00
1998                                         7.57           0.04             (0.94)            0.00          0.00           0.00
1997                                        11.89           0.05             (4.36)            0.00         (0.01)          0.00
1996                                        10.44          (0.02)             1.48            (0.01)        (0.02)          0.02
1995                                         9.47           0.11              0.95            (0.09)         0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
Latin America Equity Fund\\(US)\\
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1999                                      $  8.12        $  0.03           $  5.83          $ (0.01)      $  0.00        $  0.00
1998                                        13.13           0.18             (4.96)           (0.15)        (0.08)          0.00
1997                                        10.24           0.05              3.54            (0.03)        (0.67)          0.00
1996 (3)                                    10.00          (0.02)             0.26             0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on December 31, 1997. All ratios except for the total return for the period have been annualized.
(2) Commenced operations on October 8, 1998. All ratios except for the total return for the period have been annualized.
(3) Commenced operations on July 1, 1996. All ratios except for the total return for the period have been annualized.
(A)  Per share was less than $0.005.


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999


                                                                                                   Ratio of Net
                                                                                                    Investment
                                                                Ratio of Net    Ratio of Expenses  Income (Loss)
                                                 Ratio of        Investment        to Average       to Average
   Net Asset                   Net Assets        Expenses       Income (Loss)      Net Assets       Net Assets     Portfolio
   Value End       Total         End of         to Average       to Average        (Excluding       (Excluding     Turnover
   of Period       Return     Period (000)      Net Assets       Net Assets         Waivers)         Waivers)        Rate
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
    $ 7.72          (3.33)%        $ 7,522          1.53%          4.72%             2.42%             3.83%           11%
      8.37         (12.35)           7,022          1.41           4.68              1.78              4.31            13
      9.95           0.00            2,985          1.31          (1.31)             1.61             (1.61)            0*

    $ 9.89          (3.93)%        $    30          2.03%          4.22%             2.92%             3.33%           11%
     10.63           7.35               21          1.91           4.18              2.28              3.81            13*
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


    $10.92          62.26%         $50,994          1.62%          0.01%             1.62%             0.01%           83%
      6.73         (11.37)          28,202          1.67           0.91              1.67              0.91            57
      7.60         (35.98)          34,664          1.60           0.50              1.60              0.50            42
     11.91          14.55 (B)       33,602          1.54           0.23              1.54              0.23            24
     10.45          11.61           23,145          1.52           1.38              1.60              1.30            28

    $10.79          61.77%         $   283          2.12%         (0.50)%            2.12%            (0.50)%          83%
      6.67         (11.89)             178          2.11           0.47              2.11              0.47            57
      7.57         (36.25)             334          1.85           0.30              1.89              0.26            42
     11.89          14.21 (B)          840          1.79          (0.15)             1.79             (0.15)           24
     10.44          11.18              733          1.81           1.05              1.88              0.98            28
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

    $13.97          72.41%         $30,684          1.88%          0.34%             1.88%             0.34%          145%
      8.12         (36.33)          17,993          1.75           1.38              1.75              1.38            92
     13.13          35.50           33,271          1.50           0.56              1.50              0.56            45
     10.24           2.40           11,490          2.09          (0.55)             2.09             (0.55)           10*
------------------------------------------------------------------------------------------------------------------------------

*    Not Annualized
(B) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor.
     Without the capital contribution, the total return for the Common Class and the Investor Class would have been 14.36% and 14.02%, respectively.

   The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.   Organization

ABN AMRO Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 19 funds: Treasury Money Market Fund\\(US)\\, Government Money Market Fund\\(US)\\, Money Market Fund\\(US)\\, Tax-Exempt Money Market Fund\\(US)\\ (collectively the "Money Market Funds"), Fixed Income Fund\\(US)\\, Tax-Exempt Fixed Income Fund\\(US)\\, International Fixed Income Fund\\(US)\\, Balanced Fund\\(US)\\, (collectively the "Fixed Income Funds"), Value Fund\\(US)\\, Growth Fund\\(US)\\, International Equity Fund\\(US)\\, Small Cap Fund\\(US)\\ (formerly the Small Cap Growth Fund\\(US)\\), Real Estate Fund \\(US)\\, TransEurope Fund\\(US)\\, Asian Tigers Fund\\(US)\\ and Latin America Equity Fund\\(US)\\ (collectively the "Equity Funds") (all funds collectively the "Funds"). The Trust also consists of Institutional Prime Money Market Fund\\(US)\\, Institutional Treasury Money Market Fund\\(US)\\ and Institutional Government Money Market Fund\\(US)\\ (collectively the "Institutional Money Market Funds").

     TransEurope Fund\\(US)\\, Institutional Treasury Money Market Fund\\(US)\\ and Institutional Government Money Market Fund\\(US)\\ have not yet commenced operations as of December 31, 1999. The prospectuses describe each Fund's investment objectives, policies and strategies. The Institutional Prime Money Market Fund's Institutional Shares are offered through a separate prospectus and has a separate shareholder report which includes financial statements and financial highlights.

     The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Money Market Funds, the Fixed Income Funds and the Equity Funds offer two classes of shares: Common Share Class (previously the Trust Class) and Investor Share Class (available through banks, various brokerage firms and other financial intermediaries). The Institutional Money Market Funds of the Trust offer two classes of shares:
Institutional Shares and Institutional Service Shares.

 2.  Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

     Security Valuation - Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, for the principal exchange, if readily available for such equity securities, on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale for the principal exchange was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued at their amortized cost which approximates market value. Foreign securities are valued based upon quotations as of the time of the net asset value calculation. The value of securities for which no quotations are readily available (including restricted securities that are not deemed to be liquid) is determined in good faith at fair value under the supervision of the Board of Trustees.

     Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is accreted or amortized ratably to the maturity of the security and is included in interest income.

     Federal Income Taxes - It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

     Security Transactions and Related Income - Security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the interest method, which approximates the effective interest method.

     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     Net Asset Value Per Share - The net asset value per share of each Fund or class of shares is calculated each business day. In general, it is computed by dividing the assets of each Fund or class of shares less its liabilities, by the number of outstanding shares of the Fund or class.

     Foreign Currency Translations - The books and records for the International Fixed Income Fund\\(US)\\, Asian Tigers Fund\\(US)\\, International Equity Fund\\(US)\\ and Latin America Equity

                                                               DECEMBER 31, 1999

Fund\\(US)\\ (the "International Funds") are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current rate of exchange; and
     (ii) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     For foreign equity securities, the International Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Funds isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for federal income tax purposes.

     The International Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts - The International Funds may enter into forward foreign currency contracts as hedges against fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

     The use of forward foreign currency contracts does not eliminate the fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts.

     Malaysian Securities - Malaysia replaced its former system of tax on the repatriation of currency from the country. Effective February 14, 1999, the government of Malaysia has imposed restrictions on the repatriation of currency. Capital gains repatriated from principal amounts invested in Malaysia on or after February 15, 1999 are subject to a flat 10% repatriation tax.

     Options - A Fund may purchase put and call options to protect against a decline in the market value of these securities that the Fund may seek to purchase in the future. A Fund purchasing put or call options pays a premium. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

     Transactions in purchased options for the Latin America Equity Fund\\(US)\\ for the year ended December 31, 1999 were as follows:

                                      Contracts        Premium
                                      ---------        -------

Outstanding at December 31, 1998 ..          --        $    --
Options purchased (Net) ...........          55          2,750
Options exercised or terminated
in closing transactions (Net) .....          --             --
Options expired (Net) .............          --             --
                                      ---------        -------
Outstanding at December 31, 1999...          55        $ 2,750
                                      =========        =======

     Maturity Dates - Certain variable rate and floating rate securities of the Funds are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the 1940 Act, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Schedule of Investments are the shorter of the effective put/demand date or the ultimate maturity date.

     Classes - Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

     Expenses - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Other - Dividends from net investment income for the Equity and Fixed Income Funds are paid to shareholders on a periodic basis. Dividends from net investment income for the Money Market Funds are declared to shareholders daily and distributed monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     Due to the nature of the dividends that the Real Estate Fund \\(US)\\ receives from REITs, the Real Estate Fund\\(US)\\ anticipates it may have a tax basis return of capital.

 3.  Administration and Distribution Agreements

Effective July 1, 1998, the Trust and ABN AMRO Fund Services, Inc. (the "Administrator") entered into an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrator has agreed to waive a portion of its fee for certain Funds through April 2000. After May 1, 2000, the Administrator may in its sole discretion cancel, modify or continue this waiver.

     Effective December 1, 1999, PFPC Inc. provides certain administrative services and fund accounting pursuant to a sub-administration agreement with the Administrator. Prior to December 1, 1999, First Data Investor Services Group, Inc. provided these services.

     Effective December 1, 1999, Provident Distributors, Inc. (the "Distributor") serves as the distributor of the Funds. The Trust has adopted a distribution plan for the Investor Share Class under the 1940 Act. The Distributor is paid a fee of up to 0.25% of the average daily net assets of the Investor Share Class of each Fund. Prior to December 1, 1999, First Data Distributors, Inc. provided these distribution services to the Funds.

     In addition, the Trust has adopted a shareholder servicing plan for the Investor Share Class. The Distributor is paid a fee at an annual rate of up to 0.25% of the average daily net assets of the Investor Share Class of each Fund for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investment and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses. For the current period, the Distributor has waived, on a voluntary basis, a portion of this fee for the Money Market Funds for an indefinite period of time.

4.   Organizational Costs and Transactions with Affiliates

Organizational costs have been capitalized by the Funds and are being amortized over 60 months, commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees for organizational work performed by a law firm of which two officers of the Trust are partners.

     Certain officers of the Trust are also employees of the Administrator, Sub-Administrator and/or Advisor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.

 5.  Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with ABN AMRO Asset Management (USA) Inc., (the "Advisor"), under which the Advisor is entitled to an annual fee equal to 0.60% of the average daily net assets of the Fixed Income Fund\\(US)\\ and Tax-Exempt Fixed Income Fund\\(US)\\; 0.80% of the average daily net assets of the International Fixed Income Fund\\(US)\\, Value Fund\\(US)\\, Growth Fund\\(US)\\ and Small Cap Fund\\(US)\\; 1.00% of the average daily net assets of the Real Estate Fund\\(US)\\, International Equity Fund\\(US), TransEurope Fund\\(US)\\, Latin America Equity Fund\\(US)\\ and Asian Tigers Fund\\(US)\\; 0.70% of the average daily net assets of the Balanced Fund\\(US)\\; 0.35% of the average daily net assets of the Treasury Money Market Fund\\(US)\\ Money Market Fund\\(US)\\ and Tax-Exempt Money Market
Fund\\(US)\\, and 0.20% of the average daily net assets of the Government Money Market Fund\\(US)\\.

     The Advisor has contractually agreed, through April 2000, to waive a portion of its advisory fees in an amount equal to 0.10% of the average daily net assets of each of the Fixed Income Funds, except the International Fixed Income Fund\\(US)\\. The Advisor has also contractually agreed, through April 2000, to waive a portion of its fee in an amount equal to 0.15% of the average daily net assets of each of the Money Market Funds, except the Government Money Market Fund\\(US)\\, and to waive a portion of its fee in an amount equal to 0.30% of the average daily net assets of the Real Estate Fund\\(US)\\.

     Mellon Equity Associates, LLP and Delaware Management Company have entered into investment sub-advisory agreements with the Advisor and serve as Sub-Advisors to the Value Fund\\(US)\\ and the Small Cap Fund\\(US)\\, respectively. Sub-advisory fees are paid by the Advisor.

                                                               DECEMBER 31, 1999

6. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities excluding U.S. Government securities, and temporary cash investments, during the year ended December 31, 1999 were as follows:

                                        Purchases      Sales
                                          (000)       (000)
                                        ---------     --------

Fixed Income Fund\\(US)\\               $ 90,490      $94,306
Tax-Exempt Fixed Income Fund\\(US)\\      25,156       27,769
International Fixed Income Fund\\(US)\\    6,207        6,966
Balanced Fund\\(US)\\                     52,385       52,264
Value Fund\\(US)\\                       154,155      183,138
Growth Fund\\(US)\\                      130,765      141,600
International Equity Fund\\(US)\\         48,212       49,864
Small Cap Fund\\(US)\\                    70,099       71,779
Real Estate Fund\\(US)\\                   2,224          769
Asian Tigers Fund\\(US)\\                 33,629       30,905
Latin America Equity Fund\\(US)\\         29,839       30,546

    The cost of security purchases and the proceeds from the sale of U.S. Government securities during the year ended December 31, 1999 were as follows:

                                        Purchases      Sales
                                         (000)         (000)
                                        ---------     ---------
Fixed Income Fund\\(US)\\               $308,240      $277,701
Tax-Exempt Fixed Income Fund\\(US)\\           -             -
International Fixed Income Fund\\(US)\\        -             -
Balanced Fund\\(US)\\                     43,780        40,855
Value Fund\\(US)\\                             -             -
Growth Fund\\(US)\\                            -             -
International Equity Fund\\(US)\\              -             -
Small Cap Fund\\(US)\\                         -             -
Real Estate Fund\\(US)\\                       -             -
Asian Tigers Fund\\(US)\\                      -             -
Latin America Equity Fund\\(US)\\              -             -

    The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation and depreciation, and cost for all securities as computed on a Federal income tax basis, at December 31, 1999, for each Fund is as follows:

                                                          Net
                            Gross        Gross        Unrealized
                          Appreciated  (Depreciated)  Appreciation
                           Securities    Securities   (Depreciation)     Cost
                            (000)          (000)          (000)          (000)
                          ------------   -----------   -------------    -------
Fixed Income Fund\\(US)\\  $      60      $ (5,610)     $ (5,550)       $192,881
Tax-Exempt Fixed
 Income Fund\\(US)\\             510          (417)           93          29,692
International Fixed
 Income Fund\\(US)\\             619        (1,152)         (533)         14,654
Balanced Fund\\(US)\\         16,080        (4,372)       11,708          75,213
Value Fund\\(US)\\            16,649        (5,155)       11,494         145,323
Growth Fund\\(US)\\           65,703        (5,744)       59,959         139,331
International Equity
 Fund\\(US)\\                 92,442        (2,945)       89,497         114,099
Small Cap Fund\\(US)\\         5,245        (1,334)        3,911          52,626
Real Estate Fund\\(US)\\         119        (1,187)       (1,068)          8,563
Asian Tigers Fund\\(US)\\     14,454        (1,880)       12,574          36,883
Latin America Equity
 Fund\\(US)\\                  9,334        (1,089)        8,245          21,842

At December 31, 1999 the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                               Amount     Expiration
                                               (000)        Date
                                               ------     -----------
Treasury Money Market Fund\\(US)\\              $   2        2006
Government Money Market Fund\\(US)\\                2        2002
                                                    2        2004
Tax-Exempt Money Market Fund\\(US)\\                1        2005
Fixed Income Fund\\(US)\\                       4,540        2007
Tax-Exempt Fixed Income Fund\\(US)\\            1,063        2002
                                                  307        2003
                                                  189        2007
Real Estate Fund\\(US)\\                          114        2006
                                                  122        2007
Asian Tigers Fund\\(US)\\                       1,339        2005
                                                7,164        2006
Latin America Equity Fund\\(US)\\               2,398        2006
                                                2,310        2007

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1999, the following Funds have elected to defer capital losses attributable to post-October losses:

                                                                 Amount
                                                                  (000)
                                                                 -------
Fixed Income Fund\\(US)\\                                       $1,029
Tax-Exempt Fixed Income Fund\\(US)\\                                72
International Fixed Income Fund\\(US)\\                            191
International Equity Fund\\(US)\\                                   43
Asian Tigers Fund\\(US)\\                                           29
Latin America Equity Fund\\(US)\\                                   13

7. Foreign Securities

Certain Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include revaluation of currencies and future political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. For more detailed information, please refer to the Fund's Prospectus or Statement of Additional Information (SAI).

8.   Tax Information (unaudited)

During the fiscal year ended December 31, 1999, the following Funds made distributions from long-term capital gains:

                                          Amount
                                          (000)
                                        ----------
International Fixed Income
  Fund\\(US)\\                          $      93
Balanced Fund\\(US)\\                       5,790
Value Fund\\(US)\\                          7,757
Growth Fund\\(US)\\                        17,522
International Equity Fund\\(US)\\          13,520

9.   Special Meeting of Shareholders (unaudited)

A special meeting of shareholders of the following Funds was held on November 30, 1999 to vote on the proposals listed below. The results were are follows:

Proposal 1: Approval of an investment sub-advisory agreement between ABN AMRO Asset Management (USA), Inc. and Mellon Equity Associates, LLP.

                                                Votes
                              ------------------------------------
          Fund                     For        Against     Abstain
          ----                 ---------     ---------   ---------
Value Fund\\(US)\\             12,642,778      921        5,129

Proposal 2: Approval of an investment sub-advisory agreement between ABN AMRO Asset Management (USA), Inc. and Delaware Management Company.


                                                Votes
                              ------------------------------------
          Fund                    For         Against     Abstain
          ----                  --------     ---------   ---------
Small Cap Fund\\(US)\\          3,657,021       423       1,465

10.  Additional Fund Information

For the period ended December 31, 1999, the Board of Trustees of the Trust approved the closing of the following funds. All shares of the Funds were redeemed.

     Effective Date                     Fund
     --------------                     ----
        11/30/99         Intermediate Government Fixed Income Fund\\(US)\\
        11/30/99         Limited Volatility Fixed Income Fund\\(US)\\
        07/31/99         Small Cap Value Fund\\(US)\\

[LOGO]  ABN.AMRO Funds

--------------------------------------------------------------------------------
 A N N U A L  R E P O R T
--------------------------------------------------------------------------------
December 31, 1999

Money Market Funds
Treasury Money Market Fund\\(US)\\
Government Money Market Fund\\(US)\\
Money Market Fund\\(US)\\
Tax-Exempt Money Market Fund\\(US)\\

Fixed Income Funds
Fixed Income Fund\\(US)\\
Tax-Exempt Fixed Income Fund\\(US)\\

Balanced Fund
Balanced Fund\\(US)\\

Equity Funds
Value Fund\\(US)\\
Growth Fund\\(US)\\
Small Cap Fund\\(US)\\ (formerly Small Cap Growth Fund\\(US)\\)
Real Estate Fund\\(US)\\

International Funds
International Fixed Income Fund\\(US)\\
International Equity Fund\\(US)\\
Asian Tigers Fund\\(US)\\
Latin America Equity Fund\\(US)\\
TransEurope Fund\\(US)\\*

Investment Advisor
ABN AMRO Asset Management (USA) Inc.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

Administrator
ABN AMRO Fund Services, Inc.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

Distributor
Provident Distributors, Inc.
Four Falls Corporate Center
6th Floor
West Conshohocken, PA 19428-2961

Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

_________________________

* As of the date of this annual report, this fund had not yet commenced operations.

For more information, call 1-800-443-4725.
http://www.abnamrofunds-usa.com


                               [LOGO]  ABN.AMRO

                   This report and the financial statements
              contained herein are for the general information of
                  the shareholders of the funds named above.
              This report is not authorized for distribution to
            prospective investors unless preceded or accompanied by
                             a current prospectus.

[LOGO] ABN - AMRO Funds





                              Annual Report

                              December 31, 1999





                              Institutional Class Shares

                                                               DECEMBER 31, 1999

Letter to Shareholders

Dear Shareholder:

The introduction of this Institutional Fund family marks a new and exciting chapter for ABN AMRO Asset Management (USA) Inc., the Advisor. For the first time, we can provide a competitively priced cash vehicle at the institutional level. While the ABN AMRO Institutional Prime Money Market Fund\\(US)\\ did not begin operations until late December, I thought I would provide you with a short review of 1999.

The U.S. bond market was under pressure for most of the year. The Federal Reserve Board (the "Fed") raised rates three times during the year, basically erasing the easing they implemented last year to address the credit crisis. These increases contributed to volatility in the markets during the year, as did rapidly rising oil prices, concerns regarding Year 2000 ("Y2K") and widespread merger activity in Europe following the launch of the Euro. As we approached December, the marketplace started pricing in another increase from the Fed even though it did not occur at the December 21st meeting. It was a widely anticipated effort by the Fed to assure a calm Y2K. The market continues to price in further moves. The economy is still growing and there are now new concerns for potential inflation.

The market will likely focus upon U.S. labor statistics as well as growth in consumer demand. Looking forward, we will assess the market's value given the very likely scenario of increased short-term rates.

The resurgence of the global economy in 1999, along with the continued strength in the U.S. economy, was undeniable. Economic growth in Europe, Japan and Asia helped the U.S. economy continue to grow at an above-average pace, with rising incomes, strong job growth and a rising stock market that drove heavy investment in technology and supported strong consumer spending.

Just as in the markets, it was also a year of change at the Fund's Advisor. In April of 1999, Timothy Leach, after serving as President and CEO, resigned from the firm and was replaced by James B. Wynsma as interim President.

On January 1, 2000, I was appointed President and CEO of the Advisor. For the last two years, I have served as Executive Vice President within the Trust and Asset Management division of our affiliate, LaSalle Bank, N.A. ("LaSalle Bank"). Mr. Wynsma continues as Chairman of the Advisor.

We are also pleased to report that there were no millennium-related issues. The planning and testing preparations for the transition period by the Advisor, Chase Global Investor Services, the custodian and PFPC Inc., the fund accountant and transfer agent, proved to be adequate and provided an improved infrastructure on which to continue operations.

Although we weathered a number of changes in 1999, we are proud of our accomplishments. We intend to enhance the service levels for our institutional customers, while continuing to expand and diversify the distribution network of the Institutional Funds. During the year 2000, we will continue to earn your trust and confidence.

Sincerely,

/s/ Randall C. Hampton

Randall C. Hampton
President
ABN AMRO Funds




An investment in the ABN AMRO Institutional Money Market Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of ABN AMRO Funds:

We have audited the accompanying statement of net assets of the Institutional Prime Money Market Fund\(US)\, one of the funds comprising the ABN AMRO Funds, as of December 31, 1999, and the related statement of operations, changes in net assets, and financial highlights for the period from December 28, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Prime Money Market Fund\(US)\, one of the funds constituting ABN AMRO Funds, at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 28, 1999 (commencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
February 11, 2000
                                                               Ernst & Young LLP

                                                               DECEMBER 31, 1999

Statement of Net Assets

[PIE CHART OF INSTITUTIONAL PRIME MONEY MARKET FUND\\(US)\\]

                                                         Face         Market
Description                                           Amount (000)  Value (000)
-------------------------------------------------------------------------------
U.S. TREASURY
  OBLIGATION (A)- 51.9%
  U.S. Treasury Bill
    5.080%, 03/16/00...............................   $     2,600   $     2,595
                                                                    -----------

Total U.S. Treasury Obligation
  (Cost $2,595)....................................                       2,595
                                                                    -----------

REPURCHASE AGREEMENTS - 48.1%
  J.P. Morgan
      3.070%, dated 12/31/99, matures
      01/03/00, repurchase price
      $1,200,410 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $1,224,106)...........................         1,200         1,200
  Morgan Stanley
      3.000%, dated 12/31/99, matures
      01/03/00, repurchase price
      $1,206,927 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $1,230,771)...........................         1,207         1,207
                                                                    -----------

Total Repurchase Agreements
  (Cost $2,407)....................................                       2,407
                                                                    -----------

Total Investments - 100.0%
  (Cost $5,002)....................................                       5,002
                                                                    -----------

Net Other Assets and Liabilities - (0.0)%..........                 $        (2)

Net Assets
 Portfolio Shares of the Institutional
      Share Class (based on 5,000,000 outstanding
      shares of beneficial interest)...............                       5,000
 Undistributed net investment income...............                           -
 Accumulated net realized
      gain on investment...........................                           -
                                                                    -----------

Total Net Assets - 100.0%..........................                 $     5,000
                                                                    ===========

Net Asset Value, Offering and
 Redemption - Price Per Share
 Institutional Share Class.........................                 $      1.00
                                                                    ===========

_________________________________________________________
(A)  Rate noted represents annualized discount yield at the time of purchase.


   The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)
For the Period Ended December 31, 1999



                                                                          Institutional
                                                                             Prime
                                                                          Money Market
                                                                          Fund\(US)\(1)
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .............................................................   $          2
                                                                           ------------
EXPENSES:
  Investment advisory fees (Note 5) ....................................              -
  Administration fees (Note 3) .........................................              -
  Custody fees .........................................................              -
  Registration & filing fees ...........................................              2
                                                                           ------------
  Total expenses before waivers/reimbursements .........................              2
    Less: Investment advisory reimbursement (Note 5)....................             (2)
    Less: Administration fees waived (Note 3) ..........................              -
                                                                           ------------
  Net expenses .........................................................              -
                                                                           ------------
NET INVESTMENT INCOME ..................................................              2
                                                                           ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS ............................              -
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $          2
                                                                           ============

(1) Commenced operations on December 28, 1999


The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1999

Statement of Changes in Net Assets (000)
For the Period Ended December 31,

                                                                                      Institutional
                                                                                          Prime
                                                                                      Money Market
                                                                                      Fund\(US)\(1)
----------------------------------------------------------------------------------------------------
                                                                                          1999
----------------------------------------------------------------------------------------------------
Operations:
  Net investment income ..........................................................     $          2
                                                                                       ------------
  Net increase in net assets resulting from operations ...........................                2
                                                                                       ------------
Dividends distributed from:
  Net investment income ..........................................................               (2)
                                                                                       ------------
Capital share transactions:
  Proceeds from shares issued ....................................................            5,000
  Shares issued in lieu of cash distributions ....................................                -
  Cost of shares repurchased .....................................................                -
                                                                                       ------------
  Increase in net assets derived from capital share transactions .................            5,000
                                                                                       ------------
  Net increase in net assets .....................................................            5,000
Net Assets:
  Beginning of period ............................................................                -
                                                                                       ------------
  End of period ..................................................................     $      5,000
                                                                                       ============
Capital share transactions:
  Shares issued ..................................................................            5,000
  Shares issued in lieu of cash distributions ....................................                -
  Shares repurchased .............................................................                -
                                                                                       ------------
    Increase in capital shares ...................................................            5,000
                                                                                       ============

(1) Commenced operations on December 28, 1999




   The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Period

                                                                                          Period ended
                                                                                    December 31, 1999(1)
----------------------------------------------------------------------------------------------------------
Institutional Prime Money Market Fund\(US)\
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period..........................................       $    1.00
                                                                                    ---------
Income from Investment Operations:
    Net Investment Income....................................................            0.00(A)
                                                                                    ---------
    Total from Investment Operations.........................................            0.00
                                                                                    ---------
Less Dividends:
    Dividends from Net Investment Income.....................................            0.00(A)
                                                                                    ---------
    Total Dividends..........................................................            0.00
                                                                                    ---------
Net Increase in Net Asset Value..............................................            0.00
                                                                                    ---------
Net Asset Value End of Period................................................       $    1.00
                                                                                    =========


Total Return.................................................................            0.05%*

Ratios/Supplemental Data:
Net Assets End of Period (000)...............................................          $5,000
Ratios to Average Net Assets:
    Expenses including waivers...............................................            0.20%+
    Net investment income including waivers..................................            4.40%+
    Expenses excluding waivers...............................................            3.39%+
    Net investment income excluding waivers..................................            1.22%+

____________________________
(1)  Commenced operations on December 28, 1999.
(A)  Per share was less than $0.005
+    Annualized
*    Not Annualized





   The accompanying notes are an integral part of the financial statements.

                                                            DECEMBER 31, 1999

Notes to Financial Statements

1.  Organization

ABN AMRO Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 19 funds: Treasury Money Market Fund\\(US)\\, Government Money Market Fund\\(US)\\, Money Market Fund\\(US)\\, Tax-Exempt Money Market Fund\\(US)\\ (collectively the "Money Market Funds"), Fixed Income Fund\\(US)\\, Tax-Exempt Fixed Income Fund\\(US)\\, International Fixed Income Fund\\(US)\\, Balanced Fund\\(US)\\, (collectively the "Fixed Income Funds"), Value Fund\\(US)\\, Growth Fund\\(US)\\, International Equity Fund\\(US)\\, Small Cap Fund\\(US)\\ (formerly the Small Cap Growth Fund\\(US)\\), Real Estate Fund\\(US)\\, TransEurope Fund\\(US)\\, Asian Tigers Fund\\(US)\\ and Latin America Equity Fund\\(US)\\ (collectively the "Equity Funds") (all funds collectively the "Funds"). The Trust also consists of Institutional Prime Money Market Fund\\(US)\\, Institutional Treasury Money Market Fund\\(US)\\ and Institutional Government Money Market Fund\\US\\ (collectively the "Institutional Money Market Funds").

     TransEurope Fund\\(US)\\, Institutional Treasury Money Market Fund\\(US)\\ and Institutional Government Money Market Fund\\(US)\\ have not yet commenced operations as of December 31, 1999. The prospectuses describe each Fund's investment objectives, policies and strategies.

     The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Money Market Funds, the Fixed Income Funds and the Equity Funds offer two classes of shares: Common Share Class (previously the Trust Class) and Investor Share Class (available through banks, various brokerage firms and other financial intermediaries). The Institutional Money Market Funds of the Trust offer two classes of shares:
Institutional Shares and Institutional Service Shares. The accompanying financial statements and financial highlights are those of the Institutional Prime Money Market\\(US)\\ (the "Fund").

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

     Security Valuation - Investment securities held by the Fund are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is accreted or amortized ratably to the maturity of the security and is included in interest income.

     Federal Income Taxes - It is the Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

     Security Transactions and Related Income - Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods.

     Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     Net Asset Value Per Share - The net asset value per share of the Fund is calculated each business day. In general, it is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

     Maturity Dates - Certain variable rate and floating rate securities of the Fund are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the 1940 Act, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Statement of Net Assets are the shorter of the effective put/demand date or the ultimate maturity date.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Other - Net investment income for the Fund is declared to shareholders daily and distributed monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

3.  Administration and Distribution Agreements

The Trust and ABN AMRO Fund Services, Inc. (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate 0.05% of the average daily net assets of the Fund. The Administrator has agreed to voluntarily waive a portion of its fee through April 2000. After May 1, 2000, the Administrator may in its sole discretion cancel, modify or continue this waiver.

     PFPC Inc. provides certain administrative services and fund accounting pursuant to a sub-administration agreement with the Administrator.

     Provident Distributors, Inc. (the "Distributor") serves as the distributor of the Funds.

4. Transactions with Affiliates

Certain officers of the Trust are also employees of the Administrator, Sub-Administrator and/or Advisor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.

5. Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with ABN AMRO Asset Management (USA) Inc., (the "Advisor"), under which the Advisor is entitled to an annual fee equal to 0.10% of the average daily net assets of the Fund. The Advisor voluntarily waived it fees for the period ended December 31, 1999. The Advisor may in its sole discretion cancel, modify or continue this waiver.

[LOGO] ABN - AMRO Funds

--------------------------------------------------------------------------------
A N N U A L  R E P O R T
--------------------------------------------------------------------------------

December 31, 1999


Institutional Money Market Funds
Institutional Prime Money Market Fund\\(US)\\
Institutional Treasury Money Market Fund\\(US)\\*
Institutional Government Money Market Fund\\(US)\\*

-------------------------------------------------

* As of the date of this annual report, these funds had not yet commenced operations.

For more information, call 1-800-814-3402.
http://www.abnamrofunds-usa.com


INVESTMENT ADVISOR
ABN AMRO Asset Management (USA) Inc.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

ADMINISTRATOR
ABN AMRO Fund Services, Inc.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center
6th Floor
West Conshohocken, PA 19428-2961

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

                               [LOGO] ABN - AMRO

 This report and the financial statements contained herein are for the general information of the shareholders of the funds named above. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.